TEMPLETON GLOBAL INVESTMENT TRUST
                                 ON BEHALF OF
                     TEMPLETON GLOBAL INFRASTRUCTURE FUND
                          500 EAST BROWARD BOULEVARD
                        FORT LAUDERDALE, FL 33394-3091


Dear Shareholder:


     Enclosed is a Notice of Meeting for a Special Shareholders' Meeting of the Templeton Global Infrastructure Fund (the "Global Fund"). The Meeting has been called for July 13, 1999 at 12:00 p.m. (noon) Eastern time, at the offices of Templeton Global Investment Trust (the "Trust") at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091. The accompanying Prospectus/Proxy Statement describes a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.


                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                        RETURN THE ENCLOSED PROXY CARD!


     This meeting is critically important. The Trustees of your fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of the Global Fund being exchanged for those of a fund called Templeton World Fund (the "World Fund"), which is a series of Templeton Funds, Inc. If shareholders of the Global Fund approve the proposal, you will receive Class A shares of the World Fund equal in value to your investment in Class A shares of the Global Fund or Class C shares of the World Fund equal in value to your investment in Class C shares of the Global Fund. You will no longer be a shareholder of the Global Fund, and you will instead be a shareholder of the World Fund.


     The proposed transaction is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.


     The transaction is being proposed because the projected growth in assets of the Global Fund was not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. The World Fund's investment goal and investment policies as compared to those of the Global Fund, are outlined in the Prospectus/Proxy Statement. The World Fund is managed by Templeton Global Advisors Limited. The Global Fund is managed by Templeton Investment Counsel, Inc. Both managers are wholly-owned subsidiaries of Franklin Resources, Inc. The World Fund is a larger fund than the Global Fund and thus should be better able to diversify its investments and to obtain certain savings in costs for shareholders.


     Please take the time to review this document and vote now. The Trustees of your fund unanimously recommend that you vote in favor of this proposal.

     /bullet/ To ensure that your vote is counted, indicate your position on the enclosed proxy card.

     /bullet/ Sign and return your card promptly.

     /bullet/ If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.


     Thank you for your attention to this matter.


                                        Sincerely,


                                        Barbara J. Green
                                        Secretary







                       TEMPLETON GLOBAL INVESTMENT TRUST
                                 ON BEHALF OF
                     TEMPLETON GLOBAL INFRASTRUCTURE FUND
                          500 EAST BROWARD BOULEVARD
                        FORT LAUDERDALE, FL 33394-3091


                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING


                          TO BE HELD ON JULY 13, 1999


To the Shareholders of Templeton Global Infrastructure Fund:


     NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting of the Templeton Global Infrastructure Fund (the "Global Fund") will be held at the offices of Templeton Global Investment Trust (the "Trust"), 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091, on July 13, 1999 at 12:00 p.m.
(noon) Eastern time. The Meeting is being called for the following reasons:


     1. To approve or disapprove an Agreement and Plan of Reorganization between the Trust, on behalf of the Global Fund, and Templeton Funds, Inc. (the "Company") on behalf of the Templeton World Fund (the "World Fund") that provides for: (i) the acquisition of substantially all of the assets of Global Fund in exchange for Class A and Class C shares of the Templeton World Fund, a series of the Company; (ii) the distribution of Class A shares and Class C shares of the World Fund to the shareholders of the Global Fund; and (iii) the liquidation and dissolution of the Global Fund.


     2. To grant the proxyholders the authority to vote upon any other business as may properly come before the Meeting or any adjournment thereof.


     The Agreement and Plan of Reorganization in the attached Prospectus/Proxy Statement describes this transaction more completely. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement.


     Shareholders of record as of the close of business on May 21, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.


                                        By Order of the Board of Trustees,


                                        Barbara J. Green
                                        Secretary


June 9, 1999


     THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED.





                        PROSPECTUS AND PROXY STATEMENT


When reading this Proxy/Prospectus Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


                               TABLE OF CONTENTS


                                                                                           PAGE
                                                                                          ------
COVER PAGE                                                                                 Cover

SUMMARY                                                                                    3
  What proposal am I voting on?                                                            3
  How will the shareholder voting be handled?                                              3
  What are the general tax consequences of the Transaction?                                4

COMPARISONS OF SOME IMPORTANT FEATURES                                                     4
  How do the investment goals and policies of the funds compare?                           4
  What are the risks of an investment in the funds?                                        4
  Who manages the funds?                                                                   4
  What are the fees and expenses of each fund and what might they be after the
    Transaction?                                                                           6
  Where can I find more financial information about the funds?                             7
  What are other key features of the funds?                                                9

REASONS FOR THE TRANSACTION                                                               11

INFORMATION ABOUT THE TRANSACTION                                                         12
  How will the Transaction be carried out?                                                12
  Who will pay the expenses of the Transaction?                                           12
  How do the legal structures of the funds compare?                                       12
  What are the tax consequences of the Transaction?                                       12
  What should I know about World Fund Class A and Class C Shares?                         13
  What are the capitalizations of the funds and what might the capitalization be after
    the Transaction?                                                                      13

COMPARISON OF INVESTMENT GOALS AND POLICIES                                               14
  Are there any significant differences between the investment goals of the funds?        14
  How do the types of securities the funds buy and investment policies of the funds
    compare?                                                                              14
  How do the fundamental investment restrictions of the funds differ?                     15
  What are the risk factors associated with investments in the funds?                     17

VOTING INFORMATION                                                                        18
  How many votes are necessary to approve the Agreement and Plan?                         18
  How do I ensure my vote is accurately recorded?                                         19
  Can I revoke my proxy?                                                                  19
  What other matters will be voted upon at the Meeting?                                   19
  Who is entitled to vote?                                                                19
  What other solicitations will be made?                                                  19
  Are there dissenters' rights?                                                           19

                                       i






                                                                                PAGE
                                                                               -----
INFORMATION ABOUT THE WORLD FUND                                                 20

INFORMATION ABOUT THE GLOBAL FUND                                                20

PRINCIPAL HOLDERS OF SHARES                                                      20

GLOSSARY OF USEFUL TERMS AND DEFINITIONS                                         21

EXHIBITS TO PROSPECTUS/PROXY STATEMENT                                           22
  Exhibit A - Agreement and Plan of Reorganization
  Exhibit B - Prospectus of the Templeton World Fund dated January 1, 1999
  Exhibit C - Annual Report to Shareholders of the Templeton World Fund
            dated August 31, 1998


                                       ii




                        PROSPECTUS AND PROXY STATEMENT

                              DATED JUNE 3, 1999

                         ACQUISITION OF THE ASSETS OF
                      TEMPLETON GLOBAL INFRASTRUCTURE FUND

                       BY AND IN EXCHANGE FOR SHARES OF
                             TEMPLETON WORLD FUND


     This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of the Templeton Global Infrastructure Fund (the "Global Fund"), which is a series of Templeton Global Investment Trust (the "Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). If shareholders of the Global Fund vote to approve the Agreement and Plan, the net assets of the Global Fund will be acquired by the Templeton World Fund (the "World Fund") in exchange for shares of Templeton World Fund -- Class A ("World Fund Class A Shares") and shares of Templeton World Fund -- Class C ("World Fund Class C Shares").


     The Meeting will be held at the principal offices of the Trust, which are located at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091, on July 13, 1999 at 12:00 p.m. (noon) Eastern time. The Board of Trustees of the Trust, on behalf of the Global Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about June 9, 1999.


     If the shareholders of the Global Fund vote to approve the Agreement and Plan, you will receive World Fund Class A Shares equal in value to your investment in shares of Templeton Global Fund -- Class A ("Global Fund Class A Shares") and World Fund Class C Shares equal in value to your investment in shares of Templeton Global Fund -- Class C ("Global Fund Class C Shares"). The Global Fund will then be liquidated.


     The World Fund is a series of Templeton Funds, Inc. (the "Company") and the Global Fund is a series of the Trust. Both the Company and the Trust are open-end management investment companies. Like the Global Fund, the World Fund's primary investment goal is to provide shareholders with long-term capital growth. The Global Fund seeks to achieve its goal by investing at least 65% of its total assets in equity and debt securities of U.S. and foreign companies, while the World Fund seeks to achieve its goal by investing primarily in equity securities of companies located anywhere in the world, including emerging markets. A significant difference between the funds is the fact that the Global Fund further seeks to achieve its goal by investing in companies that are primarily engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of any nation. The World Fund does not have this focus.


     This Prospectus/Proxy Statement gives the information about the proposed reorganization and World Fund Class A and C Shares that you should know before investing. You should retain it for future reference. Additional information about the World Fund and the proposed reorganization can be found in the following documents:

     /bullet/ The Prospectus of the World Fund dated January 1, 1999 (the "World
              Fund Prospectus") is enclosed with and considered a part of this Prospectus/Proxy Statement.

     /bullet/ The Annual Report to Shareholders of the World Fund dated August
              31, 1998 contains financial and performance information for the World Fund and is enclosed with and considered a part of this Prospectus/Proxy Statement.

     /bullet/ A Statement of Additional Information dated June 3, 1999 relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

     /bullet/ The prospectus of the Global Fund dated August 1, 1998 (the
              "Global Fund Prospectus") and the Global Fund's Annual Report to Shareholders dated March 31, 1999 are on file with the SEC (File Nos. 33-73244 and 811-8226) and are incorporated by reference herein.




     You may request a free copy of the SAI relating to this Prospectus/Proxy Statement, or any of the documents referred to above without charge by calling 1-800/DIAL BEN/registered trademark/, or by writing to either fund at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


                                       2




                                    SUMMARY


     This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Agreement and Plan (attached as Exhibit A), the World Fund Prospectus (enclosed as Exhibit B), and the World Fund's Annual Report (enclosed as Exhibit C).


WHAT PROPOSAL AM I VOTING ON?


     The Board of Trustees of the Trust approved an Agreement and Plan for the Global Fund and recommends that shareholders of the Global Fund vote to approve the Agreement and Plan. If shareholders vote to approve the Agreement and Plan, it will result in the transfer of the net assets of Global Fund to the World Fund in exchange for an equal value of shares of the World Fund. The shares of the World Fund will then be distributed to Global Fund shareholders and Global Fund will be liquidated. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of the Global Fund and will become a shareholder of the World Fund. This exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.


     This means that your shares of Global Fund will be exchanged for an equal value of shares of World Fund. You will receive Class A Shares of World Fund equal in value to your investment in Class A Shares of Global Fund or Class C Shares of World Fund equal in value to your investment in Class C Shares of Global Fund.


     Like the Global Fund, the World Fund is a mutual fund in the Franklin Templeton Group of Funds. The World Fund is managed by Global Advisors, which, like the manager of the Global Fund, Investment Counsel, is a wholly-owned subsidiary of Resources. The World Fund has investment goals and policies that are similar in a number of respects, but not identical, to those of the Global Fund.


     For the reasons set forth below under "Reasons for the Transaction," the Board of Trustees of the Trust has determined that the Transaction is in the best interests of the shareholders of the Global Fund. The Board of Trustees of the Trust and Board of Directors of the Company also determined that no dilution in value would result to the shareholders of the Global Fund or the World Fund, respectively, as a result of the Transaction.


           THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE
                            THE AGREEMENT AND PLAN.


HOW WILL THE SHAREHOLDER VOTING BE HANDLED?


     Shareholders who own shares of the Global Fund at the close of business on May 21, 1999 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.


     REQUIRED VOTE. Approval of the Transaction requires the vote of a "majority of the outstanding voting securities" of the Global Fund (regardless of class) in favor of the Agreement and Plan, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.


     Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card. If you return your signed proxy card, your votes will be officially cast at the Meeting by the persons appointed as proxies.


                                       3




     You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.


WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE TRANSACTION?


     It is expected that shareholders of the Global Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for World Fund Class A or Class C Shares. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You also should consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information About the Transaction -- What are the tax consequences of the Transaction?"


                    COMPARISONS OF SOME IMPORTANT FEATURES


HOW DO THE INVESTMENT GOALS AND POLICIES OF THE FUNDS COMPARE?


     The World Fund and the Global Fund share the identical investment goal of obtaining long-term capital growth for shareholders. The way in which each fund seeks to achieve its goal differs. The Global Fund seeks to achieve its goal by investing at least 65% of its total assets in equity and debt securities of U.S. and foreign companies, while the World Fund seeks to achieve its goal by investing primarily in equity securities of companies located anywhere in the world, including emerging markets. Furthermore, the Global Fund seeks to achieve its goal by investing in companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of any nation. The World Fund does not have this focus.


     Both funds invest at least 65% of their total assets in issuers located in at least three countries (including the U.S.); invest without percentage limitation in domestic and foreign securities; and may invest up to 100% of their total assets in emerging markets. The funds' investment policies differ, however, in (i) the amount and types of securities in which each fund primarily invests; (ii) the amount of total assets that each fund may invest in illiquid securities; and (iii) limitations on each fund's investments in listed and unlisted securities.


     For more information about the investment goals and policies of the funds, see "Comparison of Investment Goals and Policies."


WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?


     As with most investments, investments in the Global Fund and the World Fund involve risks. There can be no guarantee against losses resulting from an investment in either fund, nor can there be any assurance that either fund will achieve its investment goal. The risks associated with an investment in each fund are substantially similar and include stock, foreign securities, currency, illiquid securities, interest rate, and credit risks.


     For more information about the risks of the funds, see "What are the risk factors associated with investments in the two funds?" under the heading "Comparison of Investment Goals and Policies." Also, the World Fund prospectus contains a bar chart and table that show the volatility of the World Fund's returns, which is one indicator of the risks of investing in the World Fund.


WHO MANAGES THE FUNDS?


     The management of the business and affairs of the funds is the responsibility of the Board of Directors (in the case of the World Fund) or the Board of Trustees (in the case of the Global Fund). Each Board elects officers who are responsible for the day-to-day operations of the funds.


                                       4




     Investment Counsel manages the assets of the Global Fund and Global Advisors manages the assets of the World Fund. The management teams for the two funds therefore differ. Global Advisors and Investment Counsel are each wholly-owned subsidiaries of Franklin Resources, Inc. ("Resources"). Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Global Advisors, Investment Counsel and their affiliates serve as investment manager to 54 registered investment companies, with approximately 163 U.S.-based funds. They have over $227 billion in combined assets under management for approximately 7 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.


     The team responsible for the day-to-day management of the World Fund is described below. Mr. Everett is the World Fund's lead portfolio manager, while Mr. Holowesko and Mr. Farrington have secondary portfolio management responsibilities.


     JEFFREY A. EVERETT CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS. Mr. Everett has been a manager of the World Fund since 1996. He holds a BS in finance from Pennsylvania State University. He is a Chartered Financial Analyst and a member of the International Society of Financial Analysts and the Association of Investment Management and Research. Prior to joining the Franklin Templeton organization in 1989, Mr. Everett was an investment officer at First Pennsylvania Investment Research, a division of First Pennsylvania Corporation, where he analyzed equity and convertible securities. He also coordinated research for Centre Square Investment Group, the pension management subsidiary of First Pennsylvania Corporation. Mr. Everett is responsible for managing several offshore accounts, as well as several Franklin Templeton mutual funds.


     MARK G. HOLOWESKO CFA, PRESIDENT OF GLOBAL ADVISORS. Mr. Holowesko has been a manager of the World Fund since 1987. He joined the Franklin Templeton Group in 1985. He holds a BA in economics from Holy Cross College and an MBA from Babson College. He is a Chartered Financial Analyst, Chartered Investment Counselor, and a founding member of the International Society of Financial Analysts. Prior to joining the Franklin Templeton organization in 1985, Mr. Holowesko worked with RoyWest Trust Corporation (Bahamas) Limited as an investment analyst. His duties at RoyWest included managing trust and individual accounts, as well as equity market research worldwide. Mr. Holowesko is responsible for coordinating equity research and portfolio management activities worldwide for the Templeton Global Equity Group. He also manages several mutual funds.


     RICHARD SEAN FARRINGTON CFA, VICE PRESIDENT OF GLOBAL ADVISORS. Mr. Farrington has been a manager of the World Fund since 1994. He joined the Franklin Templeton Group in 1991. He holds a BA in economics from Harvard University. Mr. Farrington is a Chartered Financial Analyst. He has served as the president of the Bahamas Society of Financial Analysts and is currently on the board of the International Society of Financial Analysts. He joined the Franklin Templeton organization in 1991 and is a research analyst and portfolio manager.


     The Investment Counsel portfolio management team for the Global Fund is comprised of Tucker Scott, lead portfolio manager, and Gary R. Clemons and Peter A. Nori. These gentlemen do not provide investment management services to the World Fund.


                                       5




WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE TRANSACTION?


     The following tables describe the fees and expenses that you may pay if you buy and hold Class A or Class C Shares of the Global Fund or the World Fund. The table also shows the estimated expense levels of the World Fund after the proposed Transaction.


                                                            ACTUAL/dagger/               ESTIMATED
                                                     ----------------------------   ------------------
                                                                                        WORLD FUND
                                                      GLOBAL FUND     WORLD FUND          CLASS A
                                                       CLASS A(4)     CLASS A(4)     AFTER TRANSACTION
                                                     -------------   ------------   ------------------
SHAREHOLDER TRANSACTION EXPENSES*
  Maximum Sales charge (Load)
   (as a percentage of offering price) ...........         5.75%          5.75%                 5.75%
  Load imposed on purchases1 .....................         5.75%          5.75%                 5.75%
  Maximum Deferred Sales Charge (Load)(2).........          None           None                  None
  Exchange fee**. ................................          None           None                  None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management fees ................................         0.75%          0.61%                 0.61%
  Distribution and service (12b-1) fees(3)........         0.35%          0.25%                 0.25%
  Other expenses .................................         1.07%          0.19%                 0.19%
                                                            ----           ----                  ----
  Total annual fund operating expenses ...........         2.17%          1.05%                 1.05%


                                                            ACTUAL/dagger/               ESTIMATED
                                                     ----------------------------   ------------------
                                                                                        WORLD FUND
                                                      GLOBAL FUND     WORLD FUND          CLASS C
                                                       CLASS C(4)     CLASS C(4)     AFTER TRANSACTION
                                                     -------------   ------------   ------------------
SHAREHOLDER TRANSACTION EXPENSES*

  Maximum Sales charge (Load)
   (as a percentage of offering price) ...........         1.99%          1.99%                 1.99%
  Load imposed on purchases(1)....................         1.00%          1.00%                 1.00%
  Maximum Deferred Sales Charge (Load)(2).........         0.99%          0.99%                 0.99%
  Exchange fee**. ................................          None           None                  None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

  Management fees ................................         0.75%          0.61%                 0.61%
  Distribution and service (12b-1) fees(3)........         1.00%          1.00%                 1.00%
  Other expenses .................................         1.07%          0.19%                 0.19%
                                                            ----           ----                  ----
  Total annual fund operating expenses ...........         2.82%          1.80%                 1.80%

/dagger/ INFORMATION PROVIDED IS FOR GLOBAL FUND CLASS A AND CLASS C SHARES FOR
         THE FISCAL YEAR ENDED MARCH 31, 1999. INFORMATION FOR WORLD FUND CLASS A AND CLASS C SHARES IS PROVIDED FOR THE FISCAL YEAR ENDED AUGUST 31, 1998.

* IF YOUR TRANSACTION IS PROCESSED THROUGH YOUR SECURITIES DEALER, YOU MAY BE CHARGED A FEE BY YOUR SECURITIES DEALER FOR THIS SERVICE.

** THERE IS A $5.00 FEE FOR EACH EXCHANGE BY A MARKET TIMER, AS THAT TERM IS DEFINED IN THE GLOSSARY TO THIS PROSPECTUS/PROXY STATEMENT. WE PROCESS ALL OTHER EXCHANGES WITHOUT A FEE.

1        THERE IS NO FRONT-END SALES CHARGE IF YOU INVEST $1 MILLION OR MORE.

2 A CONTINGENT DEFERRED SALES CHARGE ("CDSC") MAY APPLY TO PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE IF YOU SELL THE SHARES WITHIN ONE YEAR AND TO ANY PURCHASES OF CLASS C SHARES IF YOU SELL THE SHARES WITHIN 18 MONTHS. A CDSC MAY ALSO APPLY TO PURCHASES BY CERTAIN RETIREMENT PLANS THAT QUALIFY TO BUY CLASS A SHARES WITHOUT A FRONT-END SALES CHARGE. THE CHARGE IS BASED ON THE VALUE OF THE SHARES SOLD OR THE NET ASSET VALUE AT THE TIME OF PURCHASE, WHICHEVER IS LESS. THE NUMBER IN THE TABLE SHOWS THE CHARGE AS A PERCENTAGE OF OFFERING PRICE. WHILE THE PERCENTAGE FOR CLASS C IS DIFFERENT DEPENDING ON WHETHER THE CHARGE IS SHOWN BASED ON THE NET ASSET VALUE OR THE OFFERING PRICE, THE DOLLAR AMOUNT YOU WOULD PAY IS THE SAME. SEE "HOW DO I SELL SHARES? -- CONTINGENT DEFERRED SALES CHARGE" IN THE PROSPECTUS OF THE GLOBAL FUND AND SEE "YOUR ACCOUNT -- CDSC" IN THE PROSPECTUS OF THE WORLD FUND FOR DETAILS.

                                       6




3 THE COMBINATION OF FRONT-END SALES CHARGES AND RULE 12B-1 FEES COULD CAUSE LONG-TERM SHAREHOLDERS TO PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

4 PRIOR TO JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I SHARES AND CLASS C SHARES WERE DESIGNATED CLASS II SHARES.


     The following expense example can help you compare the cost of investing in the World Fund Class A and C Shares versus the cost of investing in the Global Fund Class A and Class C Shares. The example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that each fund's operating expenses remain the same and that no fee waivers or expense limitations are in place. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


CLASS A                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------   --------   ---------   ---------   ---------
Global Fund Class A               $ 750(1)   $1,110      $1,500      $2,590
World Fund Class A                $ 676(1)   $  890      $1,121      $1,784
Estimated World Fund Class A
(after proposed Transaction)      $ 676      $  890      $1,121      $1,784

CLASS C
Global Fund Class C               $ 450(2)   $  860      $1,400      $2,880
World Fund Class C                $ 379(3)   $  661      $1,065      $2,195
Estimated World Fund Class C
(after proposed Transaction)      $ 379      $  661      $1,065      $2,195

1 Assumes a Contingent Deferred Sales Charge will not apply.

2 For the same Class C investment, you would pay projected expenses of $350 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

3 For the same Class C investment, you would pay projected expenses of $281 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. Each fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?


     For the World Fund, per share income information for the past five fiscal years (and the most recent six month semi-annual period) is shown on the following page under the heading "Financial Highlights." Also, the current Annual Report to Shareholders of the World Fund for the fiscal year ended August 31, 1998 contains more financial information about the World Fund, including audited financial statements and a discussion of that fund's performance during the past fiscal year. The Annual Report is enclosed with and considered to be a part of this Prospectus/Proxy Statement.


     The Global Fund's Prospectus, as well as the Global Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1999 contain similar financial information about that fund. These documents are available free of charge upon request (see "Information about the Global Fund").


                                       7




                             TEMPLETON WORLD FUND

                        FINANCIAL HIGHLIGHTS -- CLASS A



                                                         SIX MONTHS ENDED
                                                        FEBRUARY 28, 1999
                                                           (UNAUDITED)
                                                        -----------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net Asset Value, beginning of period .................. $    15.45
Income from investment operations:
  Net investment income ...............................        .12
  Net realized and unrealized gains (losses) ..........       1.62
                                                        ----------
Total from investment operations ......................       1.74
                                                        ----------
  Less: Dividends from net investment income ..........       (.36)
  Less: Distributions from net realized gains .........      (1.38)
                                                        ----------
Total Distributions ...................................      (1.74)
                                                        ----------
Net Asset Value, end of period ........................ $    15.45
                                                        ----------
Total Return (%)(1)....................................      11.94
Ratios/Supplemental Data
Net assets, end of period (000's) ..................... $8,202,675
Ratios to average net assets (%):
  Expenses ............................................       1.08(2)
  Net investment income ...............................       1.49(2)
Portfolio turnover rate (%) ...........................      18.95



                                                                                  YEAR ENDED AUGUST 31,
                                                        --------------------------------------------------------------------------
                                                             1998           1997           1996           1995           1994
                                                        -------------- -------------- -------------- -------------- --------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net Asset Value, beginning of period ..................   $    19.66     $    16.21     $    16.76     $    17.06     $    15.94
Income from investment operations:
  Net investment income ...............................          .42            .45            .41            .33            .26
  Net realized and unrealized gains (losses) ..........        (1.59)          4.47           1.29           1.11           2.50
                                                          ----------     ----------     ----------     ----------     ----------
Total from investment operations ......................        (1.17)          4.92           1.70           1.44           2.76
                                                          ----------     ----------     ----------     ----------     ----------
  Less: Dividends from net investment income ..........         (.44)          (.43)          (.37)          (.28)          (.26)
  Less: Distributions from net realized gains .........        (2.60)         (1.04)         (1.88)         (1.46)         (1.38)
                                                          ----------     ----------     ----------     ----------     ----------
Total Distributions ...................................        (3.04)         (1.47)         (2.25)         (1.74)         (1.64)
                                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value, end of period ........................   $    15.45     $    19.66     $    16.21     $    16.76     $    17.06
                                                          ----------------------------------------------------------------------
Total Return (%)(1)....................................        (7.80)         32.70          11.73           9.87          18.87
Ratios/Supplemental Data
Net assets, end of period (000's) .....................   $7,852,041     $8,649,994     $6,483,146     $5,868,967     $5,421,691
Ratios to average net assets (%):
  Expenses ............................................         1.04           1.03           1.03           1.05           1.04
  Net investment income ...............................         2.34           2.58           2.66           2.18           1.67
Portfolio turnover rate (%) ...........................        43.36          39.16          22.05          34.05          30.77

1 Total return does not reflect sales charges and is not annualized.

2 Annualized.





                             TEMPLETON WORLD FUND

                        FINANCIAL HIGHLIGHTS -- CLASS C





                                                        SIX MONTHS ENDED
                                                        FEBRUARY 28, 1999
                                                           (UNAUDITED)
                                                        -----------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net Asset Value, beginning of period .................. $  15.16
Income from investment operations:
  Net investment income ...............................      .08
  Net realized and unrealized gains (losses) ..........     1.57
                                                        --------
Total from investment operations ......................     1.65
                                                        --------
  Less: Dividends from net investment income ..........     (.28)
  Less: Distributions from net realized gains .........    (1.39)
                                                        --------
Total Distributions ...................................    (1.67)
                                                        --------
Net Asset Value, end of period ........................ $  15.14
                                                        --------
Total Return (%)(2)....................................    11.47
Ratios/Supplemental Data
Net assets, end of period (000's) ..................... $355,386
Ratios to average net assets (%):
  Expenses ............................................     1.82(3)
  Net investment income ...............................      .75(3)
Portfolio turnover rate (%) ...........................    18.95



                                                                     YEAR ENDED AUGUST 31,
                                                        -----------------------------------------------
                                                            1998         1997         1996     1995(1)
                                                        ------------ ------------ ----------- ---------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net Asset Value, beginning of period ..................   $  19.39     $  16.04     $ 16.71    $15.36
Income from investment operations:
  Net investment income ...............................        .33          .34         .45       .03
  Net realized and unrealized gains (losses) ..........      (1.61)        4.39        1.11      1.32
                                                          --------     --------     -------    ------
Total from investment operations ......................      (1.28)        4.73        1.56      1.35
                                                          --------     --------     -------    ------
  Less: Dividends from net investment income ..........       (.35)        (.34)       (.35)       --
  Less: Distributions from net realized gains .........      (2.60)       (1.04)      (1.88)       --
                                                          --------     --------     -------    ------
Total Distributions ...................................      (2.95)       (1.38)      (2.23)       --
                                                          --------     --------     -------    ------
Net Asset Value, end of period ........................   $  15.16     $  19.39     $ 16.04    $16.71
                                                          -------------------------------------------
Total Return (%)(2)....................................      (8.51)       31.61       10.88      8.79
Ratios/Supplemental Data
Net assets, end of period (000's) .....................   $325,319     $207,679     $58,619    $7,623
Ratios to average net assets (%):
  Expenses ............................................       1.80         1.83        1.84      1.82
  Net investment income ...............................       1.66         1.92        2.14      1.37
Portfolio turnover rate (%) ...........................      43.36        39.16       22.05     34.05

1 Figures for Class C are for the period May 1, 1995 (effective date) through August 31, 1995.

2 Total return does not reflect sales charges and is not annualized.

3 Annualized.

                                       8




WHAT ARE OTHER KEY FEATURES OF THE FUNDS?


     TRANSFER AGENCY AND CUSTODY SERVICES. Investor Services, a wholly-owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for the funds. Under an administration agreement, FT Services, also a wholly-owned subsidiary of Resources, provides certain administrative facilities to each fund.


     The Chase Manhattan Bank acts as the custodian of the securities and other assets of both of the funds. The main office of The Chase Manhattan Bank is MetroTech Center, Brooklyn, New York 11245. As a foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and monitors and furnishes information relevant to the selection of compulsory depositories.


     MANAGEMENT AND ADMINISTRATION FEES. Global Advisors is the investment manager of the World Fund and Investment Counsel is the investment manager of the Global Fund. Under the World Fund's investment management agreement, the World Fund pays Global Advisors a management fee equal to an annual rate of 0.75% of the average daily net assets up to and including $200 million; 0.675% of the average daily net assets over $200 million up to and including $1.3 billion; and 0.60% of the average daily net assets over $1.3 billion. The Global Fund pays Investment Counsel a monthly management fee equal to an annual rate of 0.75% of its average daily net assets. The management fee rates for the past fiscal year for each of these funds are shown in the Fee Table for each fund included in the Summary section of this Prospectus/Proxy Statement. Because the World Fund and the Global Fund have multiple classes, holders of World Fund Class A Shares and World Fund Class C Shares and holders of Global Fund Class A Shares and Global Fund Class C Shares each pay a proportionate share of these fees.


     DISTRIBUTION SERVICES. Pursuant to underwriting agreements relating to each of the funds, Distributors acts as a principal underwriter in a continuous public offering of the funds' shares. Distributors pays the expenses of the distribution of the shares of the funds, including advertising expenses and the costs of printing sales materials and prospectuses used to offer shares to the public.


     RULE 12B-1 PLANS. Each class of the Global Fund and the World Fund has a separate distribution plan or "Rule 12b-1 Plan" under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of that class. These expenses may include, among others, distribution or service fees paid to securities dealers who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.


     Payments of Rule 12b-1 fees by the Global Fund under its Class A plan may not exceed 0.35% per year of that class' average daily net assets and under its Class C plan may not exceed 1.00% per year of that class' average daily net assets. During the first year after certain Class A purchases are made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.


     In the case of the World Fund's Class A plan, the Rule 12b-1 fees charged may not exceed 0.25% per year of that class' average daily net assets and in the case of the World Fund's Class C plan, the Rule 12b-1 fees charged may not exceed 1.00% per year of that class' average daily net assets.


     PURCHASES AND REDEMPTIONS. Each fund has a maximum sales charge imposed on the purchase of its Class A shares of 5.75% with reduced charges for purchases over $50,000 and no sales charges for purchases of $1,000,000 or more. Each fund has a maximum sales charge of 1.00% imposed on purchases of its Class C shares and a maximum deferred sales charge of 0.99% imposed on the redemption of its Class C shares. The deferred sales charge for each fund's Class C Shares is waived in certain circumstances. For more information, please see "Choosing a Share Class" in the World Fund


                                       9




Prospectus and "How Do I Sell Shares?" in the Global Fund Prospectus. Both funds generally require a minimum initial investment of $1,000 and subsequent investments of at least $50. The minimum may be waived or reduced when shares of these funds are purchased through retirement accounts or plans providing for regular periodic investments.


     You may sell (redeem) your shares at any time. Shares of each fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectuses of the respective Franklin Templeton Funds. Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


     Shares of both funds may be redeemed at their respective Net Asset Value per share. However, redemptions of Class A shares of both funds that were purchased in amounts of $1,000,000 or more generally are subject to a Contingent Deferred Sales Charge ("CDSC") of 1% for a period of twelve months following the date of purchase. In addition, there may be a CDSC on any Class C share of either fund if it is sold within 18 months after purchase or on sales of Class A Shares of the World Fund by certain retirement plans that acquired the shares without an initial sales charge. World Fund shares acquired by Global Fund shareholders as a result of this Transaction are subject to a Contingent Deferred Sales Charge to the same extent that the Global Fund shares were subject to a Contingent Deferred Sales Charge.


     Additional information and specific instructions explaining how to buy, sell, and exchange shares of the funds are outlined in the current prospectus of each fund under the heading "About Your Account" in the Global Fund's Prospectus and "Your Account" in the World Fund's Prospectus. The accompanying World Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions." These phone numbers are the same for both funds.


     DIVIDENDS AND DISTRIBUTIONS. Both funds declare dividends. The amount of these dividends will vary depending on changes in the funds' net investment income. Neither fund pays "interest" nor guarantees any amount of dividends or return on an investment in its shares.


     Each fund automatically reinvests distributions in additional shares of that fund unless you select a different option. Specific instructions explaining how to select a different option are outlined in the current prospectus of each fund.


     Distributions generally are taxable to you either as ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares or receive them in cash. Distributions designated by both funds as long-term capital gains are taxable to you as such.


     Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax.


     For more information about the tax implications of investments in either fund, see the heading "Tax Considerations" in the World Fund Prospectus and "How Taxation Affects the Fund and its Shareholders" in the Global Fund Prospectus.


                                       10




                          REASONS FOR THE TRANSACTION


     The Board of Trustees of the Trust, on behalf of the Global Fund, has recommended the Transaction for purposes of combining the Global Fund with a larger fund. Because of the relatively low demand for the Global Fund, Investment Counsel recommended to the Board of Trustees of the Trust that the assets of Global Fund be combined with a larger fund that has similar investment goals and policies. A larger fund should be better able to diversify its investments and to obtain certain savings in costs for the Global Fund and its shareholders. The Transaction was also recommended to combine similar funds within the Franklin Templeton Group to eliminate duplication of expenses and internal competition.


     The Agreement and Plan was presented to the Trust's Board of Trustees at a meeting of the Board. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of the Global Fund. In deciding whether to recommend approval of the Transaction to shareholders, the Board of Trustees considered, among other things: the expense ratios of the Global Fund and World Fund; the comparative investment performance of the Global Fund and the World Fund; the compatibility of the investment goals, policies, restrictions and investments of the Global Fund with those of the World Fund; the tax consequences of the Transaction; and the significant experience of Global Advisors. During the course of its deliberations, the Board of Trustees also considered that the expenses of the Transaction will be shared one-quarter by the Global Fund, one-quarter by the World Fund, one-quarter by Investment Counsel, and one-quarter by Global Advisors.


     The Board concluded that the Transaction is in the best interests of the shareholders of the Global Fund and that no dilution of value would result to the shareholders of the Global Fund from the Transaction. It then decided to approve the Agreement and Plan and to recommend that shareholders of the Global Fund vote to approve the Transaction. As required by law, the Trustees approving the Agreement and Plan included a majority of the Trustees who are not interested persons of the Global Fund.


     The Board of Trustees conclusion was based on a number of factors, including that the Transaction would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Transaction.


     The Board of Directors of the Company, on behalf of the World Fund, also determined that the Transaction was in the best interests of the World Fund and its shareholders and that no dilution would result to such shareholders.


     FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF THE TRUST, ON BEHALF OF THE GLOBAL FUND, RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN.


     If shareholders of the Global Fund do not approve the Agreement and Plan, the Board of Trustees will consider other possible courses of action for the Global Fund, including dissolution and liquidation.


                                       11




                       INFORMATION ABOUT THE TRANSACTION


     This is only a summary of the Agreement and Plan. You should read the actual Agreement and Plan. It is attached as Exhibit A.


HOW WILL THE TRANSACTION BE CARRIED OUT?


     If the shareholders of the Global Fund approve the Agreement and Plan, the Transaction will take place after various conditions are satisfied by the Trust, on behalf of the Global Fund, and by the Company, on behalf of the World Fund, including the delivery of certain documents. The Trust and the Company will agree on a specific date for the actual Transaction to take place. This is called the closing date. If the shareholders of the Global Fund do not approve the Agreement and Plan, the Transaction will not take place.


     If shareholders of the Global Fund approve the Agreement and Plan at the Meeting, shares of the Global Fund will no longer be offered for sale. Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions. Following shareholder approval of the Agreement and Plan, the Global Fund will deliver substantially all of its assets to the World Fund on the closing date. In exchange, the Global Fund will receive World Fund Class A Shares and World Fund Class C Shares that have a value equal to the dollar value of the assets initially delivered to the World Fund. Those shares will be distributed pro rata to the holders of Global Fund Class A and Class C Shares. The stock transfer books of the Global Fund will be permanently closed as of 4:00 p.m. Eastern time on the closing date. The Global Fund will only accept requests for redemption received in proper form before 4:00 p.m. Eastern time on the closing date. Requests received after that time will be considered requests to redeem shares of the World Fund.


     To the extent permitted by law, the Trust and the Company may agree to amend the Agreement and Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of the Global Fund.


WHO WILL PAY THE EXPENSES OF THE TRANSACTION?


     The expenses resulting from the Transaction will be shared by the following parties in the percentages indicated: 25% by the Global Fund, 25% by the World Fund, 25% by Investment Counsel, and 25% by Global Advisors.


HOW DO THE LEGAL STRUCTURES OF THE FUNDS COMPARE?


     The Global Fund is a series of the Trust, which is a business trust organized under the laws of the State of Delaware on December 21, 1993. The World Fund is a series of Templeton Funds, Inc., a Maryland corporation (previously defined as the "Company"), which was formed on August 15, 1977. Both the Delaware Business Trust Act and the Maryland General Corporation Law contain provisions that are specially designed to facilitate the operations of mutual funds.


WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?


     The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Trust, on behalf of the Global Fund, and the Company, on behalf of the World Fund, it is the opinion of Stradley Ronon Stevens & Young LLP, counsel to the funds, that shareholders of the Global Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of the Global Fund for shares of the World Fund and that the World Fund will not recognize any gain or loss upon receipt of the Global Fund's assets.


                                       12




     You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor as to state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.


WHAT SHOULD I KNOW ABOUT WORLD FUND CLASS A AND CLASS C SHARES?


     World Fund Class A Shares and World Fund Class C Shares will be distributed to the shareholders of the Global Fund. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof. Each World Fund Class A Share and World Fund Class C Share will have no preemptive or conversion rights, and will be transferable upon the books of the World Fund. The shares of the World Fund will be recorded electronically in each shareholder's account. The World Fund will then send a confirmation to each shareholder. As described in its prospectus, the World Fund does not issue share certificates unless requested. Former shareholders of the Global Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of the World Fund until the certificates have been returned.


     The shares of both funds have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect 100% of the Board.


     Like the Global Fund, the World Fund does not routinely hold annual meetings of shareholders. The funds may each hold special meetings for matters requiring shareholder approval. A meeting of shareholders may also be called by the Board of Directors or Trustees in its discretion or by shareholders who hold at least 10% of that company's or trust's outstanding shares in order to consider the removal of a Board member.



WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATION BE AFTER THE TRANSACTION?


     The following table sets forth, as of March 31, 1999, the capitalization of the Class A and C Shares of the Global Fund and the World Fund. The table also shows the projected capitalization of the World Fund Class A and Class C Shares as adjusted to give effect to the proposed Transaction. The capitalization of the World Fund and its classes is likely to be different when the Transaction is consummated.



                                                                                      WORLD FUND
                                                                                   AFTER TRANSACTION
                                                  GLOBAL FUND      WORLD FUND         (PROJECTED)
                                                 -------------   --------------   ------------------
Net Assets (all classes)* (millions) .........    $       19     $     8,961         $      8,980
Class A net assets (millions) ................    $       16     $     8,590         $      8,606
Class A shares outstanding ...................     1,545,966     520,169,052          521,715,018
Class A net asset value per share ............    $    10.12     $     16.51         $      16.50

Class C net assets (millions) ................    $        3     $       369         $        372
Class C shares outstanding ...................       299,209      22,810,451           23,109,624
Class C net asset value per share ............    $    10.01     $     16.18         $      16.10

* The World Fund offers an additional class of shares, Class B.

                                       13




                  COMPARISON OF INVESTMENT GOALS AND POLICIES


     This section describes key investment goals of the Global Fund and the World Fund, and certain noteworthy differences between the investment goals and policies of the funds. For a complete description of the World Fund's investment policies and risks, you should read the World Fund prospectus, which is enclosed with this Prospectus/Proxy Statement as Exhibit B.


ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT GOALS OF THE
FUNDS?


     The Global Fund and the World Fund have the same investment goal of providing investors with long-term capital growth. Each investment goal is fundamental. The way in which each fund seeks to achieve its goal differs. The Global Fund seeks to achieve its goal by investing at least 65% of its total assets in equity and debt securities of U.S. and foreign companies, while the World Fund seeks to achieve its goal by investing primarily in equity securities of companies located anywhere in the world, including emerging markets. A significant difference between the funds is that the Global Fund further seeks to achieve its goal by investing in companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of any nation. The World Fund does not have this focus.


     Policies or restrictions stated in this Prospectus/Proxy Statement as fundamental may not be changed without the approval of the lesser of: (i) a majority of the outstanding shares of the fund; or (ii) 67% or more of the shares represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares are represented.


HOW DO THE TYPES OF SECURITIES THE FUNDS BUY AND INVESTMENT POLICIES OF THE FUNDS COMPARE?


GENERAL.


     Both funds invest in equity and debt securities of U.S. and foreign companies. The primary difference between the types of securities that make up the funds' portfolios is that the Global Fund focuses primarily on companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of any nation. The World Fund does not have this focus. Both funds invest at least 65% of their total assets in issuers located in at least three countries (including the U.S.); invest without percentage limitation in domestic and foreign securities; and may invest up to 100% of their total assets in emerging markets. The funds make foreign investments by directly holding foreign securities or investing in depositary receipts. Under certain circumstances, each fund invests a portion of its assets temporarily in short-term instruments.


EQUITY SECURITIES.


     Both funds invest in equity securities of U.S. and foreign companies, including companies located in emerging markets. The World Fund seeks to obtain its investment goal by primarily investing in equity securities, while the Global Fund seeks to obtain its investment goal by primarily investing in equity and debt securities. Equity securities generally entitle the holder to participate in a company's general operating results and typically include common stock, preferred stock, convertible securities, warrants or rights. Currently, the Global Fund invests primarily in common stock, while the World Fund invests primarily in common as well as preferred stock.


DEBT SECURITIES.


     The Global Fund attempts to achieve its investment goal by having a flexible policy of investing in debt securities and equity securities. Depending upon current market conditions, the World Fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.


                                       14





Both funds may buy rated and unrated debt securities of any maturity. Neither fund may invest more than 5% of its total assets in non-investment grade securities (i.e., those rated lower than BBB by S&P or Baa by Moody's or, in the case of the Global Fund, if unrated, determined by the fund to be of comparable quality).


DEPOSITARY RECEIPTS.


     Both funds invest in American, European and Global Depositary Receipts. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.


TEMPORARY INVESTMENTS.


     When either Investment Counsel or Global Advisors believes unusual or adverse economic, market or other conditions exist, each fund's portfolio may be invested in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in: (i) high quality commercial paper; (ii) securities issued by or guaranteed by the U.S. government; (iii) repurchase agreements with banks and broker-dealers; or (iv) short-term time deposits with banks. The Global Fund may additionally invest in securities issued by or guaranteed by a foreign government as a temporary investment.


ILLIQUID SECURITIES.


     The Global Fund may invest up to 15% of its total assets in illiquid securities, including up to 10% of its total assets in restricted securities. The World Fund may invest no more than 10% of its total assets in securities with a limited trading market. The Global Fund may invest without percentage limitation in listed or unlisted securities of foreign and domestic companies of any size (market capitalization). By comparison, the World Fund may only invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange.


DIVERSIFICATION.


     Both funds are diversified under the 1940 Act. However, the World Fund's portfolio is potentially more diversified than the Global Fund's portfolio. The World Fund may invest no more than 5% of its total assets in securities issued by any one company or foreign government. The Global Fund will not buy a security if, with respect to 75% of its net assets, more than 5% would be invested in the securities of any single issuer or if it would result in the fund owning more than 10% of the voting securities of a single issuer. The remaining 25% of the Global Fund's assets may be invested in the securities of a single issuer. Each fund, irrespective of these limits, may invest up to 100% of its total assets in U.S. government securities.


CONCENTRATION.


     Both funds may invest in any industry although neither will concentrate (invest more than 25% of its total assets) in any one industry.


HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?


     Except as described below, the funds have adopted similar restrictions as fundamental policies, which may not be changed without the approval of a majority of the outstanding voting securities of the fund.


     Both funds are generally prohibited from investing in real estate or mortgages on real estate, although each fund may invest in marketable securities secured by real estate or interests therein or, in the case of the World Fund, issued by companies or investment trusts that invest in real estate or interests therein.


                                       15




     Both funds are generally prohibited from investing in other open-end investment companies, except that the Global Fund may invest in such securities in connection with a merger, consolidation, acquisition or reorganization.


     Both funds are generally prohibited from investing in interests in oil, gas or other mineral exploration or development programs, except that the Global Fund may invest in debentures or equity stock interests of such issuers.


     Both funds are generally prohibited from purchasing or selling commodity contracts, except that Global Fund may purchase or sell futures contracts and World Fund may purchase or sell stock index futures contracts.


     Both funds are prohibited from acting as an underwriter.


     Both funds are generally prohibited from issuing senior securities, purchasing on margin or selling short, provided, however, that the World Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indexes and the Global Fund may make margin payments in connection with futures, options and currency transactions.


     Neither fund may loan money, except that each fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness and enter into repurchase agreements.


     Both funds are generally prohibited from borrowing money, except that the Global Fund may borrow from banks in an amount not exceeding 33-1/3% of the value of its total assets and the World Fund may borrow from banks in an amount not exceeding 5% of the value of its total assets (provided such borrowing is temporary and in connection with the purchase or cancellation of its shares).


     Both funds are generally prohibited from pledging, mortgaging, and hypothecating their assets for any purposes except to secure bank borrowings and, in the case of the World Fund, only if such borrowings do not exceed 10% of the value of its total assets and are approved by a board resolution. This restriction does not prohibit, in the case of the Global Fund, escrow, collateral or margin arrangements in connection with its use of options, futures contracts, and options on futures contracts.


     Both funds are prohibited from investing more than 25% of their total assets in a single industry and, with certain exceptions, participating on a joint or a joint and several basis in any trading account in securities.


     The World Fund, with respect to 100% of its assets, may not purchase more than 10% of any class of securities of any one company. The Global Fund, with respect to 75% of its assets, may not purchase more than 10% of any class of securities of any one company or invest more than 5% of its total assets in any one company. The World Fund also is prohibited from investing in any company for the purpose of exercising control or management.


     The following policies are fundamental for the World Fund (but are only non-fundamental for the Global Fund). The World Fund may not: purchase or retain securities of any company in which directors or officers of the Company (or trustees and officers of the Trust, in the case of the Global Fund) or Global Advisors (or Investment Counsel, in the case of the Global Fund), individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company; invest more than 5% of its total assets in securities of issuers that have been in continuous operation less than three years; invest more than 5% of its assets in warrants and more than 2% of its assets in warrants not listed on the New York Stock Exchange or American Stock Exchange; nor invest more than 15% of its total assets in securities of foreign issuers that are not listed on a U.S. or foreign securities exchange, including no more than 10% of its total assets that may be invested in securities with a limited trading market.


                                       16




     The World Fund may not invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement. This is neither a fundamental nor a non-fundamental policy of the Global Fund.



WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE FUNDS?


     Like all investments, an investment in both of the funds involves risk. There is no assurance that the funds will meet their investment goals. The achievement of the funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills. The risks of the funds are basically the same as those of other investments in foreign securities.


STOCKS.


     While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the fund manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.


FOREIGN SECURITIES.


     Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in a fund. Investments in Depositary Receipts also involve some or all of the following risks.


     COUNTRY. General securities market movements in any country where a fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect a fund's share price and fund performance.


     The political, economic and social structure of some countries a fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.


     Each fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Volatility in these markets can be disconcerting and declines in excess of 50% are not unusual.


     COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.


                                       17




CURRENCY.


     Many of the funds' investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what each fund owns and that fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.


     EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for the eleven participating member countries. If a fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.


     Because the change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares and fund performance. To the extent either fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.


ILLIQUID SECURITIES.


     The World Fund may invest up to 10% of its total assets in securities with a limited trading market, while the Global Fund may invest up to 15% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.


INTEREST RATE.


     When interest rates rise, debt security prices fall. The opposite is also true: debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.


CREDIT.


     This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of a fund's shares.


                              VOTING INFORMATION


HOW MANY VOTES ARE NECESSARY TO APPROVE THE AGREEMENT AND PLAN?


     A "majority of the outstanding voting securities" of the Global Fund (regardless of class) is necessary to approve the Agreement and Plan, which means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the Global Fund held at the close of business on May 21, 1999. If sufficient votes to approve the Agreement and Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. The holders of any number of shares entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting.


                                       18




     Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved and will have the same effect as a vote against the Agreement and Plan.


HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?


     You can vote in any one of three ways:


     /bullet/ By mail, with the enclosed proxy card.
     /bullet/ In person at the Meeting.
     /bullet/ Through Shareholder Communications Corporation ("SCC"), a proxy solicitor, by calling 1-800/723-8607.


     A proxy card is, in essence, a ballot. IF YOU SIMPLY SIGN AND DATE THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN AND IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT UPON ANY UNEXPECTED MATTERS THAT COME BEFORE THE MEETING OR ADJOURNMENT OF THE MEETING.


CAN I REVOKE MY PROXY?


     You may revoke your proxy at any time before it is voted by sending a written notice to the Global Fund expressly revoking your proxy, by signing and forwarding to the Global Fund a later-dated proxy, or by attending the Meeting and voting in person.


WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?


     The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.


WHO IS ENTITLED TO VOTE?


     Shareholders of record of the Global Fund at the close of business on May 21, 1999 (the "Record Date") will be entitled to vote at the meeting. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the Global Fund held. On the Record Date, there were 1,488,467.212 outstanding shares of the Templeton Global Fund -- Class A and 284,188.483 outstanding shares of Templeton Global Fund -- Class C.


WHAT OTHER SOLICITATIONS WILL BE MADE?


     The Global Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Global Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of the Trust, without extra pay, may conduct additional solicitations by telephone, telegraph and personal interviews. The Trust, on behalf of the Global Fund, has engaged SCC to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging from $6,750 to $8,067. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by the Global Fund, one-quarter by the World Fund, one-quarter by Investment Counsel, and one-quarter by Global Advisors.


ARE THERE DISSENTERS' RIGHTS?


     Shareholders of the Global Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act


                                       19





(commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your World Fund shares or exchange them into shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.


                       INFORMATION ABOUT THE WORLD FUND


     Information about the World Fund is included in the World Fund prospectus, which is enclosed with and considered a part of this Prospectus/Proxy Statement. Additional information about the World Fund is included in its SAI, dated January 1, 1999, which has been filed with the SEC and is incorporated into the SAI relating to this Prospectus/Proxy Statement. You may request a free copy of the World Fund's SAI and other information by calling 1-800/DIAL BEN/registered trademark/ or by writing to the World Fund at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. The World Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998 is enclosed with and considered a part of this Prospectus/Proxy Statement.


     The World Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, at prescribed rates or from the SEC's internet address at http://www.sec.gov.


                       INFORMATION ABOUT THE GLOBAL FUND


     Information about the Global Fund is included in the current Global Fund Prospectus and SAI dated August 1, 1998, as well as in the Global Fund's Annual Report to Shareholders dated March 31, 1999. These documents have been filed with the SEC and the prospectus and shareholder report are incorporated by reference herein. You may request free copies of these documents and other information by calling 1-800/DIAL BEN/registered trademark/ or by writing to the Global Fund at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. Reports and other information filed by the Global Fund can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549, and at the Regional Offices of the SEC located in New York City at 7 World Trade Center, Suite 1300, New York, NY 10048 and in Chicago at 500 West Madison Street, Suite 1400, Chicago IL 60661. Also, copies of such material can be obtained from the SEC's Public Reference Section, SEC, Washington, D.C. 20549-6009, at prescribed rates or from the SEC's internet address at http://www.sec.gov.


                          PRINCIPAL HOLDERS OF SHARES


     As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Global Fund. As of the Record Date, no person owned (beneficially or of record) 5% or more of the outstanding shares of the Global Fund.


                                       20




GLOSSARY


USEFUL TERMS AND DEFINITIONS


1940 ACT -- Investment Company Act of 1940, as amended


DISTRIBUTORS -- Franklin/Templeton Distributors, Inc., 777 Mariners Island Boulevard, San Mateo, CA 94404, the principal underwriter for both funds


FRANKLIN TEMPLETON FUNDS -- The U.S. registered mutual funds in the Franklin Group of Funds/registered trademark/ and the Templeton Group of Funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP -- Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


FRANKLIN TEMPLETON GROUP OF FUNDS -- All U.S. registered investment companies in the Franklin Group of Funds/registered trademark/ and the Templeton Group of Funds


FT SERVICES -- Franklin Templeton Services, Inc., the Funds' administrator


GLOBAL ADVISORS -- Templeton Global Advisors Limited, Lyford Cay, Nassau, Bahamas, the investment manager for the World Fund


INVESTMENT COUNSEL -- Templeton Investment Counsel, Inc., 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, the investment manager for the Global Fund


INVESTOR SERVICES -- Franklin/Templeton Investor Services, Inc., the shareholder servicing and transfer agent to the World Fund and the Global Fund, located at 100 Fountain Parkway, P.O. Box 33030,
St. Petersburg, FL 33733-8030.


MARKET TIMERS -- Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.


NET ASSET VALUE (NAV) -- The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


RESOURCES -- Franklin Resources, Inc.


SAI -- Statement of Additional Information


SEC -- U.S. Securities and Exchange Commission


SECURITIES DEALER -- A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity


U.S. -- United States


WE/OUR/US -- Unless the context indicates a different meaning, these terms refer to the funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources


                                       21




                                  EXHIBITS TO

                          PROSPECTUS/PROXY STATEMENT


 EXHIBIT
--------
     A     Agreement and Plan of Reorganization between Templeton Funds, Inc. (on behalf of
           Templeton World Fund) and Templeton Global Investment Trust (on behalf of Templeton
           Global Infrastructure Fund) (attached)
     B     Prospectus of Templeton World Fund, dated January 1, 1999 (enclosed)
     C     Annual Report to Shareholders of Templeton World Fund for the fiscal year ended
           August 31, 1998 (enclosed)



                                       22




                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement and Plan"), made as of the 1st day of June, 1999, by and between Templeton Funds, Inc. (the "Company"), a corporation incorporated under the laws of the State of Maryland, with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, on behalf of its series, Templeton World Fund ("World Fund") and Templeton Global Investment Trust (the "Trust"), a business trust created under the laws of the State of Delaware, with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091, on behalf of its series, Templeton Global Infrastructure Fund ("Global Fund").


                            PLAN OF REORGANIZATION


     The reorganization (hereinafter referred to as "Plan of Reorganization") will consist of (i) the acquisition by the Company, on behalf of the World Fund, of substantially all of the property, assets and goodwill of Global Fund solely in exchange for shares of common stock, par value $1.00 per share, of Templeton World Fund -- Class A ("World Fund Class A Shares") and shares of common stock, par value $1.00 per share, of Templeton World Fund -- Class C ("World Fund Class C Shares") (collectively, "World Fund Shares"), (ii) the distribution of (a) World Fund Class A Shares to the shareholders of Templeton Global Fund -- Class A ("Global Fund Class A Shares") and (b) World Fund Class C Shares to the shareholders of Templeton Global Fund -- Class C ("Global Fund Class C Shares"), according to their respective interests; and (iii) the subsequent dissolution of Global Fund as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan hereinafter set forth.


                                   AGREEMENT


     In order to consummate the Plan of Reorganization and in consideration of the promises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:


1.   SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF GLOBAL FUND.


     (a) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of the Company herein contained, and in consideration of the delivery by the Company of the number of its World Fund Class A Shares and World Fund Class C Shares hereinafter provided. The Trust, on behalf of Global Fund, agrees that it will convey, transfer and deliver to the Company at the Closing all of Global Fund's then-existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Agreement and Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Global Fund's books as liability reserves;
(ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees of the Trust shall reasonably deem to exist against Global Fund, if any, at the Closing Date, for which contingent and other appropriate liabilities reserves shall be established on Global Fund's books (hereinafter "Net Assets"). Global Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.





     (b) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Company agrees at the Closing to deliver to the Trust: (i) the number of World Fund Class A Shares, determined by dividing the net asset value per share of Global Fund Class A Shares by the net asset value per share of World Fund Class A Shares, and multiplying the result thereof by the number of outstanding Global Fund Class A Shares, as of 4:00 p.m. Eastern time on the Closing Date; and (ii) the number of World Fund Class C Shares, determined by dividing the net asset value per share of Global Fund Class C Shares by the net asset value per share of World Fund Class C Shares, and multiplying the result thereof by the number of outstanding Global Fund Class C Shares, as of 4:00 p.m. Eastern time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.


     (c) Immediately following the Closing, Global Fund shall dissolve and distribute pro rata to its shareholders as of the close of business on the Closing Date, World Fund Shares received by Global Fund pursuant to this
Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of World Fund of the type and amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional World Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Global Fund shall be entitled to surrender the same to the transfer agent for World Fund in exchange for the number of World Fund Shares into which the shares of the Global Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for World Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of Global Fund shall be deemed for all World Fund's purposes to evidence ownership of the number of World Fund Shares into which the shares of beneficial interest of Global Fund (which prior to the Closing were represented thereby) have been converted.


2.   VALUATION.


     (a) The value of Global Fund's Net Assets to be acquired by World Fund hereunder shall be computed as of 4:00 p.m. Eastern time on the Closing Date using the valuation procedures set forth in Global Fund's currently effective prospectus.


     (b) The net asset value of a share of common stock of World Fund Class A Shares and World Fund Class C Shares shall be determined to the nearest full cent as of 4:00 p.m. Eastern time on the Closing Date using the valuation procedures set forth in World Fund's currently effective prospectus.


     (c) The net asset value of a share of beneficial interest of Global Fund Class A Shares and Global Fund Class C Shares shall be determined to the fourth decimal place as of 4:00 p.m. Eastern time on the Closing Date using the valuation procedures set forth in Global Fund's currently effective prospectus.


3.   CLOSING AND CLOSING DATE.


     The Closing Date shall be July 15, 1999, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Company at 5:00 p.m. Eastern time on the Closing Date. The Trust shall have provided for delivery as of the Closing of those net assets of Global Fund to be transferred to World Fund's custodian, The Chase Manhattan Bank, Metro Tech Center, Brooklyn, New York 11245. Also, the Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of Global Fund Class A Shares and Global Fund Class C Shares and the number of shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern time on the Closing Date, certified by its transfer agent or

                                      A-2





by its President to the best of its or his or her knowledge and belief. The Company shall issue and deliver a certificate or certificates evidencing the shares of common stock of World Fund to be delivered to said transfer agent registered in such manner as the Trust may request, or provide evidence satisfactory to the Trust that such World Fund Shares have been registered in an account on the books of World Fund in such manner as the Trust may request.


4.   REPRESENTATIONS AND WARRANTIES BY THE TRUST.


     The Trust represents and warrants to the Company that:


     (a) The Trust is a business trust created under the laws of the State of Delaware on December 21, 1993, and is validly existing and in good standing under the laws of that state. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of Global Fund's shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.


     (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights and currently issues shares of five (5) series, including Global Fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest of each series.


     (c) The financial statements appearing in Global Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1999, audited by McGladrey & Pullen, L.L.P., copies of which have been delivered to the Company, fairly present the financial position of Global Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.


     (d) The books and records of Global Fund made available to World Fund and/or its counsel accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Global Fund.


     (e) The Trust has the necessary power and authority to conduct Global Fund's business as such business is now being conducted.


     (f) The Trust is not a party to or obligated under any provision of its Trust Instrument, its By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by the Trust's execution of or performance under this Agreement and Plan.


     (g) The Trust has elected to treat Global Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Global Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.


5.   REPRESENTATIONS AND WARRANTIES BY THE COMPANY.


     The Company, represents and warrants to the Trust that:


     (a) The Company is a corporation incorporated under the laws of the State of Maryland on August 15, 1977, and is validly existing and in good standing under the laws of that state. The Company is duly registered under the 1940 Act as an open-end, management investment company and all of its shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.


                                      A-3




     (b) The Company is authorized to issue 3,700,000 shares of common stock, par value, $1.00 per share, each outstanding share of which is fully paid, non-assessable, fully transferable, and has full voting rights and currently issues shares of two (2) series including World Fund. The World Fund Shares to be issued pursuant to this Agreement and Plan will all be fully paid non-assessable, freely transferable and have full voting rights.


     (c) At the Closing, World Fund Shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of Global Fund are presently eligible for offering to the public, and there are a sufficient number of World Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement and Plan to be consummated.


     (d) The financial statements appearing in World Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1998, audited by McGladrey & Pullen, L.L.P., copies of which have been delivered to Global Fund, fairly present the financial position of World Fund as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.


     (e) The Company has the necessary power and authority to conduct World Fund's business as such business is now being conducted.


     (f) The Company is not a party to or obligated under any provision of its Articles of Incorporation, as amended, its By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by the Company's execution of or performance under this Agreement and Plan.


     (g) The Company has elected to treat World Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and World Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.


6.   REPRESENTATIONS AND WARRANTIES BY THE TRUST AND THE COMPANY.


     The Trust and the Company each represents and warrants to the other that:


     (a) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern time on the Closing Date for the purpose of determining the number of World Fund Shares to be issued pursuant to Section 1 of this Agreement and Plan will accurately reflect each funds' Net Assets, and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.


     (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "6(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.


     (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.


     (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.


     (e) The execution, delivery, and performance of this Agreement and Plan have been duly authorized by all necessary action of its Board of Trustees and Board of Directors, as applicable, and this Agreement and Plan constitutes a valid and binding obligation enforceable in accordance with its terms.


                                      A-4




     (f) It anticipates that consummation of this Agreement and Plan will not cause Global Fund, in the case of the Trust, and World Fund, in the case of the Company, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation purposes as a RIC at the end of its fiscal year.


     (g) It has the necessary power and authority to conduct the business of its fund as such business is now being conducted.


7.   COVENANTS OF THE TRUST AND THE COMPANY.


     (a) The Trust, on behalf of Global Fund, and the Company, on behalf of World Fund, each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.


     (b) The Company undertakes that it will not acquire Global Fund shares for the purpose of making distributions thereof to anyone other than Global Fund's shareholders.


     (c) The Trust undertakes that, if this Agreement and Plan is consummated, it will dissolve Global Fund and rescind the establishment of Global Fund as a series of the Trust.


     (d) The Trust and the Company each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed by the Trust, on behalf of Global Fund, and/or by the Company, on behalf of World Fund, on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.


     (e) At the Closing, the Trust will provide World Fund with a copy of the shareholder ledger accounts of Global Fund, certified by its transfer agent or its President to the best of its or his or her knowledge and belief, for all the shareholders of record of Global Fund's shares as of 4:00 p.m. Eastern time on the Closing Date who are to become shareholders of World Fund as a result of the transfer of assets that is the subject of this Agreement and Plan.


     (f) The Trust agrees to mail to each shareholder of record entitled to vote at the meeting of Global Fund's shareholders at which action on this Agreement and Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Joint Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.


     (g) The Company will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the World Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Global Fund's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


8.   CONDITIONS PRECEDENT TO BE FULFILLED BY THE TRUST AND THE COMPANY.


     The obligations of the Trust and the Company to effectuate this Agreement and Plan hereunder shall be subject to the following respective conditions:


                                      A-5




     (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement and Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.


     (b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement and Plan adopted by its Board of Trustees or Board of Directors, as applicable, certified by its Secretary or equivalent officer.


     (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin the consummation of the Plan of Reorganization under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.


     (d) That this Agreement and Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Global Fund at an annual or special meeting or any adjournment thereof.


     (e) That each party shall have declared a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its net investment income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed net investment income and net realized capital gains from any period to the extent not otherwise declared for distribution.


     (f) That there shall be delivered to the Trust and the Company an opinion from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to the Trust and the Company, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and Plan and based upon certificates of the officers of the Trust and the Company with regard to matters of fact:


        (1) The acquisition by World Fund of substantially all the assets of Global Fund as provided for herein in exchange for World Fund Shares will qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Global Fund and World Fund will each be a party to the respective reorganization within the meaning of Section 368(b) of the Code;


        (2) No gain or loss will be recognized by Global Fund upon the transfer of substantially all of its assets to World Fund in exchange solely for voting shares of World Fund (Code Sections 361(a) and 357(a)). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;


        (3) No gain or loss will be recognized by World Fund upon the receipt of substantially all of the assets of Global Fund in exchange solely for voting shares of World Fund (Code Section 1032(a));


        (4) The basis of the assets of Global Fund received by World Fund will be the same as the basis of such assets to Global Fund immediately prior to the exchange (Code Section 362(b));


        (5) The holding period of the assets of World Fund received by Global Fund will include the period during which such assets were held by Global Fund (Code Section 1223(2));


        (6) No gain or loss will be recognized to the shareholders of Global Fund upon the exchange of their shares in Global Fund for voting shares of World Fund (Code Section 354(a));


                                      A-6




        (7) The basis of the World Fund Shares received by Global Fund's shareholders shall be the same as the basis of the shares of Global Fund exchanged therefor (Code Section 358(a)(1));


        (8) The holding period of World Fund shares received by Global Fund's shareholders (including fractional shares to which they may be entitled) will include the holding period of Global Fund's shares surrendered in exchange therefor, provided that Global Fund's shares were held as a capital asset on the date of the exchange (Code Section 1223(1)); and


        (9) World Fund will succeed to and take into account as of the date of the proposed transfer (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations) the items of Global Fund described in Section 381(c) of the Code (as defined in Section 1.381(b)-1(b) of the Income Tax Regulations), subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.


     (g) The Company shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:


        (1) The Trust was organized as a business trust under the laws of the State of Delaware on December 21, 1993, and is validly existing and in good standing under the laws of that state;


        (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest of Global Fund, $0.01 par value per share. Assuming that the initial shares of beneficial interest were issued in accordance with the 1940 Act, and the Trust Instrument and By-laws of the Trust, and that all other outstanding shares of Global Fund were sold, issued and paid for in accordance with the terms of Global Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;


        (3) The Trust is an open-end management investment company of the type registered as such under the 1940 Act;


        (4) Except as disclosed in Global Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Global Fund, the unfavorable outcome of which would materially and adversely affect the Trust or Global Fund;


        (5) All actions required to be taken by the Trust to authorize this Agreement and Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust; and


        (6) Neither the execution, delivery, nor performance of this Agreement and Plan by the Trust violates any provision of its Trust Instrument or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which Global Fund is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of the Trust and is enforceable against the Trust and/or Global Fund in accordance with its terms.


     In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust and Global Fund.


     (h) That the Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to the Company, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:


                                      A-7




        (1) The Company was incorporated as a corporation under the laws of the State of Maryland on August 15, 1977, and is validly existing and in good standing under the laws of that state;


        (2) The Company is authorized to issue 3,700,000 shares of common stock of its series, World Fund, $1.00 par value per share. Assuming that the initial shares of World Fund were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of the Company, and that all other outstanding shares of World Fund were sold, issued and paid for in accordance with the terms of World Fund's prospectus in effect at the time of such sales, each such outstanding share of World Fund is fully paid, non-assessable, freely transferable and has full voting rights;


        (3) The Company is an open-end management, diversified investment company of the type registered as such under the 1940 Act;


        (4) Except as disclosed in World Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Company, the unfavorable outcome of which would materially and adversely affect the Company or World Fund;


        (5) World Fund Shares to be issued pursuant to the terms of this Agreement and Plan have been duly authorized and, when issued and delivered as provided in this Agreement and Plan, will have been validly issued and fully paid and will be non-assessable by World Fund;


        (6) All corporate actions required to be taken by the Company to authorize this Agreement and Plan and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company;


        (7) Neither the execution, delivery, nor performance of this Agreement and Plan by the Company violates any provision of its Articles of Incorporation, its By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Company is a party or by which the Company, on behalf of World Fund, is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of the Company and World Fund and is enforceable against the Company and/or World Fund in accordance with its terms; and


        (8) The registration statement of which the prospectus, dated January 1, 1999, of World Fund is a part (the "Prospectus") is, at the time of the signing of this Agreement and Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to such counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Agreement and Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.


     In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Company and World Fund.


     (i) That the Trust shall have received a certificate from the President and Secretary of the Company to the effect that the statements contained in World Fund's Prospectus, at the time the Prospectus became effective, at the date of the signing of this Agreement and Plan, and at the


                                      A-8




Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.


     (j) That the Company's Registration Statement with respect to the World Fund Shares to be delivered to the Global Fund's shareholders in accordance with this Agreement and Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.


     (k) That the World Fund Shares to be delivered hereunder shall be eligible for sale by World Fund with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Global Fund shareholder.


     (l) That, at the Closing, the Trust, on behalf of Global Fund, transfers to the Company, on behalf of World Fund, aggregate Net Assets of Global Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Global Fund on the Closing Date.


9.   BROKERAGE FEES AND EXPENSES.


     (a) The Trust and the Company each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.


     (b) The expenses of entering into and carrying out the provisions of this Agreement and Plan shall be borne one-quarter by Global Fund, one-quarter by World Fund, one-quarter by Templeton Global Advisors Limited, and one-quarter by Templeton Investment Counsel, Inc.


10.  TERMINATION; POSTPONEMENT; WAIVER; ORDER.


     (a) Anything contained in this Agreement and Plan to the contrary notwithstanding, this Agreement and Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Global Fund) prior to the Closing or the Closing may be postponed as follows:


        (1)  by mutual consent of the Trust and the Company;


        (2)  by the Trust if any condition of its obligations set forth in
Section 8 of this Agreement has not been fulfilled or waived; or


        (3)  by the Company if any condition of its obligations set forth in
Section 8 of this Agreement has not been fulfilled or waived.


     An election by the Trust, on behalf of Global Fund, or the Company, on behalf of World Fund, to terminate this Agreement and Plan and to abandon the Plan of Reorganization shall be exercised, respectively, by the Board of Trustees of the Trust or the Board of Directors of the Company.


     (b) If the transactions contemplated by this Agreement and Plan have not been consummated by December 31, 1999, the Agreement and Plan shall automatically terminate on that date, unless a later date is agreed to by both the Trust and the Company.


     (c) In the event of termination of this Agreement and Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust nor the Company, nor their trustees or directors, officers, agents or shareholders shall have any liability in respect of this Agreement and Plan.


                                      A-9




     (d) At any time prior to the Closing, any of the terms or conditions of this Agreement and Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees or Board of Directors, as applicable, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement and Plan to its shareholders, on behalf of whom such action is taken.


     (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor the Company, nor any of their officers, trustees or directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee or director, agent or shareholder of the Trust or the Company against any liability to the entity for which that officer, trustee or director, agent or shareholder so acts or to its shareholders to which that officer, trustee or director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.


     (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement and Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust or Board of Directors of the Company to be acceptable, such terms and conditions shall be binding as if a part of this Agreement and Plan without further vote or approval of the shareholders of Global Fund, unless such terms and conditions shall result in a change in the method of computing the number of World Fund Shares to be issued to Global Fund shareholders in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Global Fund prior to the meeting at which the transactions contemplated by this Agreement and Plan shall have been approved, this Agreement and Plan shall not be consummated and shall terminate unless Global Fund shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.


11.  ENTIRE AGREEMENT AND AMENDMENTS.


     This Agreement and Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement and Plan may be amended only by mutual consent of the parties in writing. Neither this Agreement and Plan nor any interest herein may be assigned without the prior written consent of the other party.


12.  COUNTERPARTS.


     This Agreement and Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.


13.  NOTICES.


     Any notice, report, or demand required or permitted by any provision of this Agreement and Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Templeton Global Investment Trust at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091, Attention: Secretary, or Templeton Funds, Inc., at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091, Attention:
Secretary, as the case may be.


14.  GOVERNING LAW.


     This Agreement and Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.


     IN WITNESS WHEREOF, Templeton Global Investment Trust, on behalf of Templeton Global Infrastructure Fund, and Templeton Funds, Inc., on behalf of Templeton World Fund, have each


                                      A-10




caused this Agreement and Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.


                                  TEMPLETON GLOBAL INVESTMENT
                                  TRUST, on behalf of TEMPLETON
                                  GLOBAL INFRASTRUCTURE FUND


Attest:


/s/ BARBARA J. GREEN              BY: /S/ DEBORAH R. GATZEK
------------------------              ------------------------
Barbara J. Green                      Deborah R. Gatzek
Secretary                             Vice President


                                  TEMPLETON FUNDS, INC., on behalf of
                                  TEMPLETON WORLD FUND


Attest:


/s/ BARBARA J. GREEN              BY: /S/ DEBORAH R. GATZEK
------------------------              ------------------------
Barbara J. Green                      Deborah R. Gatzek
Secretary                             Vice President

                                      A-11









                                                     PROSPECTUS

                                    TEMPLETON
                                    WORLD
                                    FUND

INVESTMENT STRATEGY                 CLASS A, B & C
GLOBAL GROWTH

January 1, 1999

                           [FRANKLIN TEMPLETON LOGO]

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PAGE
                                    CONTENTS


                                    THE FUND
-------------------------------------------------------------------------------
INFORMATION ABOUT          2        Goal and Strategies
THE FUND YOU SHOULD        3        Main Risks
KNOW BEFORE                6        Performance
INVESTING                  7        Fees and Expenses
                           9        Management
                          11        Distributions and Taxes
                          12        Financial Highlights

                                    YOUR ACCOUNT
-------------------------------------------------------------------------------
INFORMATION ABOUT         13       Choosing a Share Class
SALES CHARGES,            19       Buying Shares
ACCOUNT TRANSACTIONS      21       Investor Services
AND SERVICES              24       Selling Shares
                          26       Account Policies
                          29       Questions

                                   FOR MORE INFORMATION
-------------------------------------------------------------------------------
WHERE TO LEARN MORE                Back Cover
ABOUT THE FUND

PAGE

TEMPLETON WORLD FUND     2

THE FUND

GOAL AND STRATEGIES
-------------------------------------------------------------------------------
[GRAPHIC OF TARGET]

GOAL The fund's investment goal is long-term capital growth.

PRINCIPAL INVESTMENTS Under normal market conditions, the fund will invest primarily in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three countries (including the U.S.).

-------------------------------------------------------------------------------
The fund invests primarily in a globally diversified portfolio of common stocks.
-------------------------------------------------------------------------------

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The fund also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

The Templeton investment philosophy is "bottom-up," value-oriented and long-term. In choosing investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the manager believes the markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest less in global stocks.

PAGE


TEMPLETON WORLD FUND  3

MAIN RISKS
-------------------------------------------------------------------------------
[GRAPHIC LINE GRAPH]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

-------------------------------------------------------------------------------
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
-------------------------------------------------------------------------------

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

PAGE


TEMPLETON WORLD FUND     4


COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

-------------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
-------------------------------------------------------------------------------

CURRENCY Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for the eleven participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares and fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

PAGE


TEMPLETON WORLD FUND  5

ILLIQUID SECURITIES The fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see page 10 for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

PAGE

     6

PERFORMANCE
-------------------------------------------------------------------------------
[GRAPHIC OF BULL AND BEAR]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS(1)


YEAR        TOTAL RETURNS
-------------------------
                                   --------------------
 88             19.69              Best Quarter:
 89             22.60              Q1 '91
 90             -15.9              14.67%
 91             29.77
 92              3.25              Worst Quarter:
 93             33.60              Q3 '90
 94              0.88              -17.80%
 95             21.55              ----------------------
 96             21.45
 97             19.23



AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1997


                                        1 Year        5 Years     10 Years
--------------------------------------------------------------------------
Templeton World Fund - Class A(2)        12.37%       17.45%       13.97%
MSCI World Index(3)                      16.23%       15.88%       11.14%


                                                     Since
                                                    Inception
                                        1 Year       (5/1/95)
-------------------------------------------------------------
Templeton World Fund - Class C(2)        16.03%       18.47%
MSCI World Index(3)                      16.23%       15.89%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 1998, the fund's year-to-date return was -8.03% for Class A.

2. Figures reflect sales charges.

All fund performance assumes reinvestment of dividends and capital gains. On January 1, 1993, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,500 securities in 23 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

PAGE


TEMPLETON WORLD FUND  7

FEES AND EXPENSES
-------------------------------------------------------------------------------
[GRAPHIC OF PERCENT SYMBOL]

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. It is based on the fund's expenses for the fiscal year ended August 31, 1998.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     Class A(1)  Class B(2)   Class C(1)
----------------------------------------------------------------------------------------
Maximum sales charge (Load) as a
percentage of offering price                           5.75%       4.00%       1.99%
         Load imposed on purchases                     5.75%       None        1.00%
         Maximum Deferred Sales Charge (Load)          None(3)     4.00%       0.99%(4)
Exchange fee(5)                                        None        None        None

Please see "Choosing a Share Class" on page 13 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                Class A(1)  Class B(2)  Class C(1)
----------------------------------------------------------------------------------
Management fees                                   0.61%       0.61%       0.61%
Distribution and service (12b-1) fees(6)          0.25%       1.00%       1.00%
Other expenses                                    0.19%       0.19%       0.19%
                                                 ------       ------     ------
Total annual fund operating expenses(7)           1.05%       1.80%       1.80%
                                                 ======       =====      ======

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended August 31, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.

3. A contingent deferred sales charge (CDSC) of 1% may apply to purchases of $1 million or more sold within 12 months (see page 13) and to purchases by certain retirement plans without an initial sales charge (see page 18).

4. This is equivalent to a charge of 1% based on net asset value.

5. There is a $5 fee for each exchange by a market timer (see page 27).

6. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

7. Class A total annual fund operating expenses differ from the ratio of expenses to average net assets shown on page 12 due to a timing difference between the end of the 12b-1 plan year and the fund's fiscal year end.

PAGE


              8

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year       3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
CLASS A                     $676(1)       $  890       $1,121       $1,784
CLASS B
  Assuming you sold
  your shares at the
  end of the period         $ 583       $  866       $1,175       $1,919(2)
  Assuming you stayed
  in the fund               $ 183       $  566       $  975       $1,919(2)
CLASS C                     $379(3)     $  661       $1,065       $2,195

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

3. For the same Class C investment, your costs would be $281 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.


PAGE


TEMPLETON WORLD FUND  9

MANAGEMENT
-------------------------------------------------------------------------------
[GRAPHIC OF BRIEFCASE]

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the fund's investment manager. Together, Global Advisors and its affiliates manage over $216 billion in assets.

The fund's lead portfolio manager is:

JEFFREY A. EVERETT CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Everett has been a manager of the fund since 1996. He joined the Franklin Templeton Group in 1989.

The following individuals have secondary portfolio management responsibilities:

MARK G. HOLOWESKO CFA, PRESIDENT OF GLOBAL ADVISORS
Mr. Holowesko has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1985.

RICHARD SEAN FARRINGTON CFA, VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Farrington has been a manager of the fund since 1994. He joined the Franklin Templeton Group in 1991.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the fund paid 0.61% of its average daily net assets to the manager.

PAGE


                    10



YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

PAGE


TEMPLETON WORLD FUND  11

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------
[GRAPHIC OF COINS]

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

BACKUP WITHHOLDING
-------------------------------------------------------------------------------
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so.
-------------------------------------------------------------------------------

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about federal, state, local or foreign tax consequences of your investment in the fund.

PAGE


                    12




FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
[GRAPHIC OF MONEY]

This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.

CLASS A                                                                          YEAR ENDED AUGUST 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                           1998             1997             1996           1995(1)           1994
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                        19.66            16.21            16.76            17.06            15.94
                                                      -----------------------------------------------------------------------------
         Net investment income                              .42              .45              .41              .33              .26
         Net realized and unrealized
                  gains (losses)                          (1.59)            4.47             1.29             1.11             2.50
                                                      -----------------------------------------------------------------------------
Total from investment operations                          (1.17)            4.92             1.70             1.44             2.76
         Dividends from net investment income              (.44)            (.43)            (.37)            (.28)            (.26)
         Distributions from net realized gains            (2.60)           (1.04)           (1.88)           (1.46)           (1.38)
                                                      -----------------------------------------------------------------------------
Total distributions                                       (3.04)           (1.47)           (2.25)           (1.74)           (1.64)
                                                      -----------------------------------------------------------------------------
Net asset value, end of year                              15.45            19.66            16.21            16.76            17.06
                                                      =============================================================================
Total return (%)(2)                                       (7.80)           32.70            11.73             9.87            18.87
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                   7,852,041        8,649,994        6,483,146        5,868,967        5,421,691
Ratios to average net assets: (%)
         Expenses                                          1.04             1.03             1.03             1.05             1.04
         Net investment income                             2.34             2.58             2.66             2.18             1.67
Portfolio turnover rate (%)                               43.36            39.16            22.05            34.05            30.77

CLASS C
-------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year                         19.39              16.04              16.71              15.36
                                                         ----------------------------------------------------------------
         Net investment income                               .33                .34                .45                .03
         Net realized and unrealized
                  gains (losses)                           (1.61)              4.39               1.11               1.32
                                                         ----------------------------------------------------------------
Total from investment operations                           (1.28)              4.73               1.56               1.35
         Dividends from net investment income               (.35)              (.34)              (.35)              --
         Distributions from net realized gains             (2.60)             (1.04)             (1.88)              --
                                                         ----------------------------------------------------------------
Total distributions                                        (2.95)             (1.38)             (2.23)              --
                                                         ----------------------------------------------------------------
Net asset value, end of year                               15.16              19.39              16.04              16.71
                                                         ================================================================
Total return (%)(2)                                        (8.51)             31.61              10.88               8.79
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                      325,319            207,679             58,619              7,623
Ratios to average net assets: (%)
         Expenses                                           1.80               1.83               1.84              1.82/3
         Net investment income                              1.66               1.92               2.14              1.37/3/
Portfolio turnover rate (%)                                43.36              39.16              22.05              34.05

1. Figures for Class C are for the period May 1, 1995 (effective date) through August 31, 1995.
2.   Total return does not include sales charges, and is not annualized.
3.   Annualized.

PAGE


TEMPLETON WORLD FUND      13

      YOUR ACCOUNT

 CHOOSING A SHARE CLASS
-------------------------------------------------------------------------------
[GRAPHIC OF PEN AND PAPER]

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A

-        Initial sales charge of 5.75% or less

- Deferred sales charge of 1% on purchases of $1 million or more sold within 12 months

-        Lower annual expenses than Class B or C due to lower distribution fees.

CLASS B

-        No initial sales charge

-        Deferred sales charge of 4% or less on shares you sell within six years

- Higher annual expenses than Class A (same as Class C) due to higher distribution fees. Automatic conversion to Class A shares after eight years, reducing future annual expenses.

CLASS C

-        Initial sales charge of 1%

-        Deferred sales charge of 1% on shares you sell within 18 months

- Higher annual expenses than Class A (same as Class B) due to higher distribution fees. No conversion to Class A shares, so annual expenses do not decrease.

Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999.

SALES CHARGES - CLASS A

                                     THE SALES CHARGE MAKES UP           WHICH EQUALS THIS %
when you invest this amount         THIS % OF THE OFFERING PRICE       OF YOUR NET INVESTMENT
---------------------------------------------------------------------------------------------
Under $50,000                                5.75                               6.10
$50,000 but under $100,000                   4.50                               4.71
$100,000 but under $250,000                  3.50                               3.63
$250,000 but under $500,000                  2.50                               2.56
$500,000 but under $1 million                2.00                               2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 16), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 15).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution fees of up to 0.25% per year to those who sell and

PAGE

                    14

distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

if you sell your shares within                THIS % IS DEDUCTED FROM
this many years after buying them             YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------
1 Year                                                   4
2 Years                                                  4
3 Years                                                  3
4 Years                                                  3
5 Years                                                  2
6 Years                                                  1
7 Years                                                  0


With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 15). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We invest any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAGE


TEMPLETON WORLD FUND  15



SALES CHARGES - CLASS C

                                     THE SALES CHARGE MAKES UP           WHICH EQUALS THIS %
when you invest this amount         THIS % OF THE OFFERING PRICE       OF YOUR NET INVESTMENT
---------------------------------------------------------------------------------------------
Under $1 million                                1.00                            1.01

We invest any investment of $1 million or more in Class A shares, since there is no initial sales charge and Class A's annual expenses are lower.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

-------------------------------------------------------------------------------
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
-------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 22 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

PAGE

                        16



QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

- Cumulative Quantity Discount - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

- Letter of Intent (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

       To sign up for these programs, complete the appropriate section of your account application.


-------------------------------------------------------------------------------
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
-------------------------------------------------------------------------------

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

PAGE

TEMPLETON WORLD FUND  17



WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Class A shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

- certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option

- distributions from an existing retirement plan invested in the Franklin Templeton Funds

- dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.

- redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months

- redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

- certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion

- government entities that are prohibited from paying mutual fund sales charges

- certain unit investment trusts and their holders reinvesting trust distributions

-    group annuity separate accounts offered to retirement plans

- employees and other associated persons or entities of Franklin Templeton or of certain dealers

- Chilean retirement plans that meet the requirements for retirement plans described below.

          If you think you may be eligible for a sales charge waiver, call your investment representative or call Shareholder Services at 1-800/632-2301 for more information.

PAGE

                         18


CDSC WAIVERS The CDSC for each class generally will be waived:

-    to pay account fees

- to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan

- for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

- for IRA distributions due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

- to return excess contributions (and earnings, if applicable) from retirement plan accounts

-    for redemptions following the death of the shareholder or beneficial owner

- for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

RETIREMENT PLANS Certain retirement plans may buy Class A shares without an initial sales charge. To qualify, the plan must be sponsored by an employer:

-    with at least 100 employees, or
-    with retirement plan assets of $1 million or more, or
- that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the Internal Revenue Code also must qualify under our group investment program to buy Class A shares without an initial sales charge. Any retirement plan that does not qualify to buy Class A shares without an initial sales charge and that was a shareholder of the fund on or before February 1, 1995, may buy Class A shares with a maximum initial sales charge of 4% (as a percentage of the offering price).

          For more information, call your investment representative or Retirement Plan Services at 1-800/527-2020.

PAGE

TEMPLETON WORLD FUND  19



GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

BUYING SHARES
-------------------------------------------------------------------------------
[GRAPHIC OF PEN AND PAPER]

MINIMUM INVESTMENTS
-----------------------------------------------------------------------------------------------
                                                                        Initial      Additional
-----------------------------------------------------------------------------------------------
Regular accounts                                                       $1,000        $   50
-----------------------------------------------------------------------------------------------
UGMA/UTMA accounts                                                     $  100        $   50
-----------------------------------------------------------------------------------------------
Retirement accounts
(other than IRAs, IRA rollovers, Education IRAs or Roth IRAs)          no minimum    no minimum
-----------------------------------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs or Roth IRAs                       $  250        $   50
-----------------------------------------------------------------------------------------------
Broker-dealer sponsored wrap account programs                          $  250        $   50
-----------------------------------------------------------------------------------------------
Full-time employees, officers, trustees and directors of
Franklin Templeton entities, and their immediate family members        $  100        $   50
-----------------------------------------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will invest your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

PAGE

                    20


BUYING SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                 OPENING AN ACCOUNT                      ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF HANDSHAKE]   Through your                   Contact your investment                 Contact your investment
                         investment representative        representative                          representative
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC ENVELOPE]       BY MAIL                     Make your check payable to              Mail the check and your
                                                     Templeton World Fund.                   Templeton World Fund.
                                                                                             Include your account number
                                                                                             on the check.

                                                      Mail the check and your signed
                                                      application to Investor Services.       Fill out the deposit slip
                                                                                              from your account
                                                                                              statement. If you do not
                                                                                              have a slip, include a note
                                                                                              with your name, the fund
                                                                                              name, and your account
                                                                                              number.

                                                                                              Mail the check and deposit
                                                                                              slip or note to Investor
                                                                                              Services.
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF WIRE]        BY WIRE 1-800/632-2301      Call to receive a wire control          Call to receive a wire
                         (or 1-650/312-2000          number and wire instructions.           control number and wire
                         collect)                                                                        instructions.
                                                     Mail your signed application to
                                                     Investor Services. Please include       To make a same day wire
                                                     the wire control number or your         investment, please call us
                                                     new account number on the               by 1:00 p.m. pacific time
                                                     application.                            and make sure your wire
                                                                                                         arrives by 3:00 p.m.
                                                     To make a same day wire
                                                     investment, please call us by 1:00
                                                     p.m. pacific time and make sure
                                                     your wire arrives by 3:00 p.m.
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF ARROWS]      BY EXCHANGE                 Call Shareholder Services at the        Call Shareholder Services
                         TeleFACTS(R) 3              number below, or send signed            at the number below or our
                         1-800/247-175               written instructions. The               automated TeleFACTS system,
                         (around-the-clock access)   TeleFACTS system cannot be used         or send signed written
                                                     to open a new account.                  instructions.

                                                     (Please see page 22 for                 (Please see page 22 for
                                                     information on exchanges.)              information on exchanges.)

   Franklin Templeton Investor Services 100 Fountain Parkway, P.O. Box 33030,
                         St. Petersburg, FL 33733-8030
                         Call toll-free: 1-800/632-2301
          (Monday through Friday 5:30 a.m. to 5:00 p.m., pacific time)

PAGE

TEMPLETON WORLD FUND  21



INVESTOR SERVICES
-------------------------------------------------------------------------------
[GRAPHIC OF PERSON]


AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

-------------------------------------------------------------------------------
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
-------------------------------------------------------------------------------

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

PAGE

                    22

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

-------------------------------------------------------------------------------
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.
-------------------------------------------------------------------------------

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

PAGE

TEMPLETON WORLD FUND  23



If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page
27).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

PAGE

                         24



SELLING SHARES
-------------------------------------------------------------------------------
[GRAPHIC OF CERTIFICATE]

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

-    you are selling more than $100,000 worth of shares

-    you want your proceeds paid to someone who is not a registered owner

- you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

- you have changed the address on your account by phone within the last 15 days

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

-------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
-------------------------------------------------------------------------------

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS Before you can sell shares in a Franklin Templeton Trust Company retirement plan, you may need to complete additional forms. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


PAGE

TEMPLETON WORLD FUND     25

SELLING SHARES
------------------------------------------------------------------------------
To sell some or all of your shares

-----------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF HANDS SHAKING]          Through your           Contact your investment representative
                                    investment
                                    representative
-----------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF ENVELOPE]               BY MAIL                Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                                                           Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                                                           A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
-----------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF TELEPHONE]              BY PHONE               As long as your transaction is for $100,000 or less, you do not hold
                                    1-800/632-2301         share certificates and you have not changed your address by phone within the last 15 days, you can sell your shares by phone.

                                                           A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
-----------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF WIRE]                   BY WIRE                You can call or write to have redemption proceeds of $1,000 or more wired to a bank or escrow account. See the policies above for selling shares by mail or phone.

                                                           Before requesting a wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                                                           Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.
-----------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC OF ARROWS]                 BY EXCHANGE            Obtain a current prospectus for the fund you are considering.
                                    TeleFACTS(R)           Call Shareholder Services at the number below or our automated TeleFACTS
                                    1-800/247-1753         system, or send signed written instructions. See the policies above for
                                    (around-the-clock      selling shares by mail or phone.
                                    access)

                                                           If you hold share certificates, you will need to return them to the fund before your exchange can be processed.
-----------------------------------------------------------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 100 FOUNTAIN PARKWAY, P.O. BOX 33030,
                          ST. PETERSBURG, FL 33733-8030
                         CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME)

PAGE


                 26

ACCOUNT POLICIES
-------------------------------------------------------------------------------
[GRAPHIC OF NOTE PAD]


CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

-------------------------------------------------------------------------------
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
-------------------------------------------------------------------------------

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

PAGE

TEMPLETON WORLD FUND 27

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise made large or frequent exchanges. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

- At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

- The fund may modify or discontinue the exchange privilege on 60 days' notice.

- You may only buy shares of a fund eligible for sale in your state or jurisdiction.

- In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

PAGE
                    28


- For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check would be harmful to existing shareholders.

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                       CLASS A      CLASS B      CLASS C
                                       -------      -------      -------
COMMISSION (%)                             --          4.00         2.00
Investment under $50,000                  5.00          --           --
$50,000 but under $100,000                3.75          --           --
$100,000 but under $250,000               2.80          --           --
$250,000 but under $500,000               2.00          --           --
$500,000 but under $1 million             1.60          --           --
$1 million or more                  up to 1.00(1)       --           --
12b-1 FEE TO DEALER                       0.25        0.25(2)       1.00(3)

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs. For certain retirement plans that do not qualify to buy Class A shares at NAV but that qualify to buy Class A shares with a maximum initial sales charge of 4%, a dealer commission of 3.2% may be paid.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

3. Dealers may be eligible to receive up to 0.25% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

PAGE
TEMPLETON WORLD FUND 29


QUESTIONS
-------------------------------------------------------------------------------
[GRAPHIC OF QUESTION MARK]

If you have any questions about the fund or your account, you can write to us at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                               Hours (pacific time,
Department Name                     Telephone Number           Monday through Friday)
---------------                     ----------------           ----------------------
Shareholder Services                1-800/ 632-2301            5:30 a.m. to 5:00 p.m.
Fund Information                    1-800/ DIAL BEN            5:30 a.m. to 8:00 p.m.
                                    (1-800/ 342-5236)          6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services            1-800/ 527-2020            5:30 a.m. to 5:00 p.m.
Dealer Services                     1-800/ 524-4040            5:30 a.m. to 5:00 p.m.
Institutional Services              1-800/ 321-8563            6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)              1-800/ 851-0637            5:30 a.m. to 5:00 p.m.

PAGE

                        30

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TEMPLETON WORLD FUND 31

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                        32

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TEMPLETON WORLD FUND 33

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                        34

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TEMPLETON WORLD FUND 35

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                        36

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PAGE

FRANKLIN TEMPLETON LITERATURE REQUEST

Call 1-800/DIAL BEN(R) (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, sales charges and expenses, and should be read carefully before investing or sending money.

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global
Infrastructure Fund
Templeton Global
Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH
AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Global Currency Fund
Franklin Templeton Hard Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Biotechnology
Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund*
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund

TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

STATE-SPECIFIC TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++

Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

PAGE


FOR MORE INFORMATION

You can learn more about the fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about the fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-2781                           102 P 01/99









ANNUAL REPORT

TEMPLETON WORLD FUND

AUGUST 31, 1998



[TEMPLETON LOGO]

PAGE
[50 YEAR LOGO]


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.

[PHOTO APPEARS HERE]

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund


PAGE
SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton World Fund seeks long-term capital growth through a flexible policy of investing in the equity and debt securities of companies and governments of any nation.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report of Templeton World Fund covers the fiscal year ended August 31, 1998. During the 12 months under review, global financial markets gave new meaning to the word "volatility." Governments in South Korea, Thailand and Indonesia were swept out of office. Japan failed miserably in its attempts to stimulate its economy, and, near the end of the period, Russia experienced a major political shakeup as its economy nearly collapsed. In the U.S., stock market indices hit new highs even in the face of disappointing news about corporate earnings. But by the end of the period, U.S. equity markets suffered record volatility and major declines as many investors seemed to be recognizing what analysts at Templeton had suggested for some time - many U.S. stocks appeared overvalued given their overall business and earnings prospects. The only bright spot during the year was Europe, where markets


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 19 of this report.


CONTENTS


Shareholder Letter ........   1

Performance Summaries
   Class I ................   8
   Class II ...............  12

Financial Highlights &
Statement of Investments ..  17

Financial Statements ......  27

Notes to Financial
Statements ................  30

Independent Auditor's
Report ....................  34

Tax Designation ...........  35


[PYRAMID GRAPH OMITTED]

PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/98


European Stocks                                 29.5%
North American Stocks                           25.7%
Asian Stocks                                     8.2%
Latin American Stocks                            6.8%
Australian & New Zealand Stocks                  2.9%
Middle Eastern & African Stocks                  1.6%
Fixed-Income Securities                         19.4%
Short-Term Investments & Other Net Assets        5.9%

continued to rally as they moved toward the upcoming European Monetary Union. Within this environment, Templeton World Fund - Class I produced a -7.80% cumulative total return for the one-year period ended August 31, 1998, as discussed in the Performance Summary on page 8.

Despite the changes that occurred in the global economic and political landscape, our management philosophy remained constant. Believing that the best way to minimize volatility is to diversify, we invested in what we believed to be the most undervalued securities worldwide, while reducing the number of overvalued securities in the portfolio. On August 31, 1998, the Fund had investments in 30 different countries. The top five equity weightings by country or region were the United States (22.3% of total net assets), the United Kingdom (10.1%), Hong Kong SAR (6.6%), France (5.8%) and Sweden (3.6%).

During the period under review, there was sharp contrast between Europe and Asia. Comparing these areas in 1998 provides completely opposite results from those that would have been obtained if such a comparison had been made five years ago. In 1993, investors were clamoring to invest in Asia, a region with fantastic growth prospects, where governments and investors had adopted capitalist ways, and where over three billion people lived, many of them under the age of 25. Europe was the polar opposite - with an older, aging population, governments that were likely to favor socialist ways and investors who preferred fixed income investments. However, in 1998, Europe has become the favored region, while Asian companies, even those we believe have high quality management teams, products, strategies, and balance sheets, were, in our opinion, extremely undervalued. This turnabout has been mammoth in scale.




2

PAGE
EUROPE

In Europe, many stock markets appreciated significantly during the period. For example, the Spanish and Italian stock market indices increased substantially as these countries prepared to participate in the European Monetary Union. This strength allowed us to sell some stocks that we felt no longer offered value. We also sold other stocks that we believed were no longer bargains because their prices reflected the anticipated results of restructuring begun by some companies, results which needed more time to be fully realized. As value investors, we are keenly aware that such stocks, embedded with optimism, tend to be vulnerable to sharp and sudden share price declines.

We do, however, believe that restructuring will benefit several of our European holdings. One of the best examples is Axa-UAP, which owns Alliance Capital and The Equitable, both U.S. firms. Its shares traded at a discount to what we believed was the estimated earnings potential and future value of the company. In our opinion, Axa-UAP is but one of many opportunities in Europe that has potential to deliver attractive returns due to management, financial strength, strategy, quality of business units, and relatively low valuations.

ASIA

During the reporting period, Asian markets appeared to present many opportunities as economic and stock market reforms were put in place. Unfortunately, such reforms often lead first to pain and only later to gain. We therefore focused our investments on operating and manufacturing companies, as opposed to asset-based companies, because they might find it easier to deal with (or even benefit from) depreciating natural resource and property prices. However, we did


  TOP 10 INDUSTRIES
  8/31/98

                         % OF TOTAL
  INDUSTRY               NET ASSETS
-----------------------------------
  Insurance                      9.0%

  Banking                        7.2%

  Utilities Electrical & Gas     6.7%

  Automobiles                    6.6%

  Financial Services             5.6%

  Telecommunications             5.3%

  Multi-Industry                 4.9%

  Energy Sources                 4.3%

  Metals & Mining                4.3%

  Real Estate                    4.2%



                                                                               3

PAGE
invest in some asset-based companies in situations where a doomsday scenario had already discounted their stock price, and, at the end of the fiscal year, we had a small percentage of the Fund's total net assets invested in South Korean and Thai companies whose value, in our opinion, was intact. We also hope to uncover new opportunities in Southeast Asian markets.

Throughout the period, we continued to be intrigued by investors' attitudes towards Hong Kong SAR, one of the more volatile Asian markets. After looking at and closely considering the possibilities and probabilities of various economic scenarios, we purchased shares we believed were relatively cheap early in January 1998. At fiscal year end, Cheung Kong Holdings Ltd., the Fund's largest position, was trading at essentially the same levels as when we purchased its shares in January. Our second-largest Hong Kong weighting, HSBC Holdings Plc., has been a survivor for the past 25 years despite far worse economic turmoil than we have witnessed recently. In 1973 and 1974, HSBC Holdings Plc. withstood a 91% fall in the value of the stock market. And in the early 1980's, it withstood a 33% average annual drop in property prices and a 53% fall in the Hong Kong dollar.(1) In our opinion, the purchase price of these stocks reflected investors' fears, rather than the companies' long-term earnings potential.

Because of Japan's inability to solve its economic problems, it reduced imports significantly at a time when other Asian countries needed it to purchase goods and services. Despite the failure of the Japanese government to inspire confidence in its banking system or to revive consumer demand, we are optimistic about the potential for lower corporate taxes and increased profit margins in Japan. In addition, we


(1) Source: Data Stream. As measured in Hong Kong dollars.


4

PAGE
have begun to see evidence that a few companies there are being managed for the benefit of shareholders. By focusing on businesses with strong management, meaningful restructuring, and a competitive advantage, we identified and purchased a few Japanese stocks during the period. These additions represent a modest change to our continued underweight position there and we recognize that, as with Asia in general, the challenges Japan faces could take years to work through.

When searching for investment opportunities, we aggressively look for and rigorously analyze companies about which gloom is deepest, relying on share price declines to create bargains to fuel our future performance. But, we do not purchase stocks simply because prices have declined. Before we buy a security, we closely evaluate it, attempting to determine a conservative estimate of earnings, cash flow, or some other measurement of worth five years in the future. For example, we might think the currency of an Asian nation could stabilize and rebound in value, leading to growth in gross domestic product and corporate sales, yet our analysis of a specific company there might indicate the company's high debt levels could unfavorably affect its profit margins. And even though we may forecast improving sales, rising profit margins, and growing net income for a company, we may also anticipate its need to recapitalize by selling additional shares of stock. This would reduce the company's earnings per share, and often such stocks are too expensive to meet our stringent value criteria. Accordingly, our purchases of Asian stocks have been limited to those companies we believe have strong balance sheets, primarily in Hong Kong.



  TOP 10 COUNTRIES
  REPRESENTED IN THE FUND*
  Equity Investments
  (74.7% of Total Net Assets)
  8/31/98

                    % OF TOTAL
  COUNTRY           NET ASSETS
------------------------------
  United States          22.3%

  United Kingdom         10.1%

  Hong Kong**             6.6%

  France                  5.8%

  Sweden                  3.6%

  Brazil                  3.1%

  Netherlands             2.8%

  Australia               2.7%

  Argentina               2.6%

  Canada                  2.1%



*Does not include fixed-income securities and short-term investments and other net assets.

**Hong Kong reverted to the sovereignty of China on July 1, 1997.



                                                                               5

PAGE
  TOP 10 EQUITY HOLDINGS
  8/31/98

  COMPANY,                          % OF TOTAL
  INDUSTRY, COUNTRY                 NET ASSETS
----------------------------------------------
  Cheung Kong Holdings Ltd.,
  Multi-Industry, Hong Kong**           1.9%

  National Westminster Bank Plc.,
  Banking, United Kingdom               1.7%

  Ford Motor Co.,
  Automobiles, U.S.                     1.6%

  Morgan Stanley Dean Witter & Co.,
  Financial Services, U.S.              1.6%

  British Energy Ltd.,
  Utilities Electrical & Gas,
  United Kingdom                        1.6%

  HSBC Holdings Plc.,
  Banking, Hong Kong**                  1.6%

  SCOR SA,
  Insurance, France                     1.5%

  Entergy Corp.,
  Utilities Electrical & Gas, U.S.      1.5%

  Zuerich Versicherungs-Gesellschaft,
  Reg D, Insurance, Switzerland         1.5%

  Northern Telecom, Ltd.,
  Telecommunications, Canada            1.4%

**Hong Kong reverted to the sovereignty of China on July 1, 1997.


U.S.

In the U.S., a seven-year economic expansion stretched valuations of many securities to levels we believed were unsustainable because they seemed to reflect a utopian economic situation. We believe the financial crisis in Asia may present a great challenge to U.S. companies. If goods manufactured in Asia cost less, and Asian demand for imports decreases, economic growth in the U.S. could be undercut. Nevertheless, it is our experience that at any given time, even relatively expensive markets can be home to a few undervalued stocks. Some of our U.S. holdings are companies we felt were being overlooked and, consequently, undervalued, and which might appreciate from levels at which each was purchased. Among these are Morgan Stanley Dean Witter & Co., Entergy Corp., Rouse Co., and Eastman Kodak Co.

As part of the philosophy and discipline that govern the management of this Fund, we sell stocks whenever we believe they are overpriced based on our internal valuation measures. Although capital gains are onerous to us, we sold shares of Travelers Inc. and Merrill Lynch & Co., Inc., incurring substantial capital gains during the period. Hindsight indicates that this was a good decision because both stocks' values have fallen precipitously from the prices at which we sold them.

Students of value investing know that share prices may occasionally fall below what they believe is the share's value and at other times rise above it. We believe that studying value is quite a different matter from attempting to predict market trends, and although tumultuous markets have been the rule during the recent past, we shall continue to search for sound investment opportunities, based on value investing, for the benefit of our shareholders.



6

PAGE
Please remember this discussion reflects our views, opinions and portfolio holdings as of August 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

There are, of course, special risks associated with global investing related to market, currency, economic, social, political and other factors. Emerging markets involve similar but heightened risks in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six declines of more than 20% during that time.(2) These risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in Templeton World Fund and welcome your comments or suggestions.

Sincerely,



/s/JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton World Fund





(2) Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.


                                                                               7

PAGE
PERFORMANCE SUMMARY



CLASS I

Templeton World Fund - Class I produced a -7.80% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. While we expect market volatility in the short-term, we have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 11, the Fund delivered a 216.12% cumulative total return for the 10-year period ended August 31, 1998.

The Fund's share price, as measured by net asset value, decreased $4.21, from $19.66 on August 31, 1997, to $15.45 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 44.0 cents ($0.4400) in income dividends and $2.60 in capital gains, of which $2.5050 represented long-term gains and 9.5 cents ($0.0950) represented short-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.

8

PAGE
The graph on page 10 compares the performance of the Fund's Class I shares over the past 10 years with the unmanaged Morgan Stanley Capital International(R)
(MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 23 countries including the U.S., Canada, the United Kingdom, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

                                                                               9

PAGE
CLASS I
Total Return Index Comparison
$10,000 Investment (9/1/88 - 8/31/98)

                     [TOTAL RETURN INDEX COMPARISON GRAPH]

The following line graph compares the performance of Templeton World Fund's Class I shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index based on a $10,000 investment from 9/1/88 to 8/31/98.

Templeton World Fund - Class I


                 TEMPLETON WORLD
                  FUND - CLASS I      MSCI WORLD INDEX      CPI
               ----------------------------------------------------------
Sep-88                $9,425              $10,000         $10,000
Sep-88                $9,778              $10,426         $10,068
Oct-88                $9,997              $11,122         $10,101
Nov-88                $9,833              $11,511         $10,110
Dec-88                $9,897              $11,617         $10,127
Jan-89               $10,575              $12,039         $10,178
Feb-89               $10,345              $11,966         $10,218
Mar-89               $10,568              $11,891         $10,277
Apr-89               $10,897              $12,167         $10,345
May-89               $11,086              $11,871         $10,404
Jun-89               $11,037              $11,739         $10,429
Jul-89               $11,931              $13,068         $10,455
Aug-89               $12,092              $12,753         $10,472
Sep-89               $12,162              $13,115         $10,505
Oct-89               $11,717              $12,680         $10,556
Nov-89               $11,864              $13,188         $10,580
Dec-89               $12,134              $13,615         $10,597
Jan-90               $11,307              $12,981         $10,706
Feb-90               $11,359              $12,426         $10,756
Mar-90               $11,397              $11,678         $10,815
Apr-90               $10,949              $11,512         $10,833
May-90               $11,918              $12,726         $10,857
Jun-90               $12,015              $12,638         $10,916
Jul-90               $12,209              $12,755         $10,958
Aug-90               $10,957              $11,563         $11,058
Sep-90                $9,876              $10,346         $11,151
Oct-90                $9,667              $11,314         $11,218
Nov-90               $10,017              $11,131         $11,243
Dec-90               $10,205              $11,366         $11,243
Jan-91               $10,863              $11,784         $11,311
Feb-91               $11,693              $12,877         $11,327
Mar-91               $11,701              $12,499         $11,344
Apr-91               $11,890              $12,599         $11,360
May-91               $12,326              $12,886         $11,393
Jun-91               $11,751              $12,093         $11,428
Jul-91               $12,326              $12,666         $11,445
Aug-91               $12,384              $12,628         $11,478
Sep-91               $12,507              $12,961         $11,529
Oct-91               $12,667              $13,174         $11,546
Nov-91               $12,302              $12,602         $11,579
Dec-91               $13,243              $13,522         $11,588
Jan-92               $13,317              $13,274         $11,604
Feb-92               $13,494              $13,047         $11,647
Mar-92               $13,187              $12,435         $11,705
Apr-92               $13,540              $12,610         $11,722
May-92               $14,088              $13,113         $11,738
Jun-92               $13,818              $12,676         $11,781
Jul-92               $13,846              $12,711         $11,806
Aug-92               $13,382              $13,023         $11,839
Sep-92               $13,382              $12,905         $11,873
Oct-92               $13,143              $12,559         $11,915
Nov-92               $13,372              $12,786         $11,931
Dec-92               $13,674              $12,892         $11,924
Jan-93               $13,852              $12,937         $11,983
Feb-93               $14,166              $13,245         $12,024
Mar-93               $14,742              $14,017         $12,067
Apr-93               $15,045              $14,668         $12,100
May-93               $15,495              $15,009         $12,117
Jun-93               $15,370              $14,885         $12,134
Jul-93               $15,810              $15,194         $12,133
Aug-93               $16,689              $15,893         $12,167
Sep-93               $16,605              $15,602         $12,192
Oct-93               $17,409              $16,034         $12,243
Nov-93               $17,037              $15,130         $12,251
Dec-93               $18,269              $15,873         $12,251
Jan-94               $19,373              $16,923         $12,285
Feb-94               $18,873              $16,706         $12,328
Mar-94               $18,152              $15,989         $12,370
Apr-94               $18,524              $16,486         $12,386
May-94               $18,699              $16,531         $12,394
Jun-94               $18,280              $16,488         $12,436
Jul-94               $19,141              $16,805         $12,469
Aug-94               $19,839              $17,314         $12,521
Sep-94               $19,315              $16,862         $12,554
Oct-94               $19,497              $17,344         $12,563
Nov-94               $18,583              $16,596         $12,579
Dec-94               $18,429              $16,759         $12,579
Jan-95               $18,272              $16,511         $12,629
Feb-95               $18,845              $16,755         $12,679
Mar-95               $19,209              $17,566         $12,721
Apr-95               $19,976              $18,181         $12,763
May-95               $20,613              $18,340         $12,789
Jun-95               $20,939              $18,338         $12,814
Jul-95               $21,966              $19,259         $12,814
Aug-95               $21,797              $18,834         $12,848
Sep-95               $22,317              $19,386         $12,872
Oct-95               $21,527              $19,084         $12,915
Nov-95               $22,087              $19,751         $12,906
Dec-95               $22,400              $20,332         $12,897
Jan-96               $23,286              $20,702         $12,973
Feb-96               $23,347              $20,832         $13,015
Mar-96               $23,662              $21,184         $13,082
Apr-96               $24,278              $21,685         $13,132
May-96               $24,533              $21,707         $13,157
Jun-96               $24,518              $21,821         $13,166
Jul-96               $23,647              $21,055         $13,191
Aug-96               $24,353              $21,301         $13,216
Sep-96               $24,894              $22,139         $13,258
Oct-96               $25,316              $22,297         $13,300
Nov-96               $26,704              $23,550         $13,325
Dec-96               $27,205              $23,178         $13,325
Jan-97               $28,044              $23,460         $13,367
Feb-97               $28,389              $23,734         $13,407
Mar-97               $28,241              $23,269         $13,441
Apr-97               $28,882              $24,034         $13,457
May-97               $30,411              $25,522         $13,449
Jun-97               $31,972              $26,798         $13,465
Jul-97               $33,583              $28,037         $13,481
Aug-97               $32,317              $26,165         $13,506
Sep-97               $34,520              $27,590         $13,540
Oct-97               $31,704              $26,143         $13,574
Nov-97               $31,742              $26,609         $13,566
Dec-97               $32,437              $26,938         $13,550
Jan-98               $32,379              $27,693         $13,574
Feb-98               $34,520              $29,571         $13,601
Mar-98               $36,391              $30,824         $13,629
Apr-98               $36,429              $31,129         $13,653
May-98               $35,176              $30,744         $13,678
Jun-98               $34,713              $31,478         $13,694
Jul-98               $34,790              $31,432         $13,710
Aug-98               $29,795              $27,245         $13,727


THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT ITS PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.

*Performance figures represent the change in value of an investment over the period shown, and have been restated to include the current, maximum 5.75% initial sales charge, assuming reinvestment of distributions at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge; thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past performance is not predictive of future results.

**Source: Morgan Stanley Capital International. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: Bureau of Labor Statistics (8/31/98).

Past performance is not predictive of future results.

10

PAGE
CLASS I
Periods ended 8/31/98

                                                                                                SINCE
                                                                                              INCEPTION
                                                          1-YEAR       5-YEAR      10-YEAR    (1/17/78)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                -7.80%       78.53%      216.12%    1,826.55%
Average Annual Total Return(2)                           -13.11%       10.97%       11.54%       15.09%
Value of $10,000 Investment(3)                            $8,689      $16,829      $29,795     $181,579


                                            8/31/94      8/31/95      8/31/96      8/31/97      8/31/98
--------------------------------------------------------------------------------------------------------
One-Year Total Return(4)                     18.87%        9.87%       11.73%       32.70%       -7.80%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus, actual total returns would have been lower.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and have been restated to include the current, maximum 5.75% initial sales charge. Prior to July 1, 1992, Fund shares were offered at a higher sales charge; thus, actual total returns would have been lower.

4. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which affects subsequent performance. All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

                                                                              11

PAGE
CLASS II

Templeton World Fund - Class II produced a -8.51% cumulative total return for the one-year period ended August 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The Fund's share price, as measured by net asset value, decreased $4.23, from $19.39 on August 31, 1997, to $15.16 on August 31, 1998. During the reporting period, shareholders received per-share distributions of 35.04 cents ($0.3504) in income dividends and $2.60 in capital gains, of which $2.5050 represented long-term gains and 9.5 cents ($0.0950) represented short-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

Past performance is not predictive of future results.

12

PAGE
The graph on page 14 compares the performance of the Fund's Class II shares since inception with the unmanaged Morgan Stanley Capital
International(R) (MSCI) World Index, which includes approximately 1,500 companies representing the stock markets of 23 countries including the U.S., Canada, the United Kingdom and Japan. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember, the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management or operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

                                                                              13

PAGE
CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/98)

                     [TOTAL RETURN INDEX COMPARISON GRAPH]


The following line graph compares the performance of Templeton World Fund's Class II shares to that of the Morgan Stanley Capital International World Index and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 8/31/98.

 Templeton World Fund - Class II

                   TEMPLETON WORLD   MSCI WORLD
                   FUND - CLASS II      INDEX        CPI
                  -----------------------------------------------
5/1/95                  $9,897         $10,000     $10,000
5/31/95                $10,200         $10,088     $10,020
6/30/95                $10,354         $10,086     $10,040
7/31/95                $10,857         $10,593     $10,040
8/31/95                $10,767         $10,359     $10,067
9/30/95                $11,018         $10,663     $10,086
10/31/95               $10,617         $10,497     $10,119
11/30/95               $10,887         $10,863     $10,112
12/31/95               $11,038         $11,183     $10,105
1/31/96                $11,469         $11,387     $10,164
2/29/96                $11,492         $11,458     $10,197
3/31/96                $11,633         $11,651     $10,250
4/30/96                $11,923         $11,927     $10,289
5/31/96                $12,050         $11,940     $10,309
6/30/96                $12,035         $12,002     $10,316
7/31/96                $11,596         $11,581     $10,335
8/31/96                $11,938         $11,716     $10,355
9/30/96                $12,191         $12,177     $10,388
10/31/96               $12,395         $12,264     $10,421
11/30/96               $13,065         $12,953     $10,441
12/31/96               $13,297         $12,748     $10,441
1/31/97                $13,703         $12,904     $10,473
2/28/97                $13,865         $13,054     $10,505
3/31/97                $13,776         $12,799     $10,531
4/30/97                $14,083         $13,219     $10,544
5/31/97                $14,813         $14,038     $10,537
6/30/97                $15,566         $14,739     $10,550
7/31/97                $16,336         $15,421     $10,563
8/31/97                $15,712         $14,392     $10,583
9/30/97                $16,774         $15,175     $10,609
10/31/97               $15,390         $14,379     $10,636
11/30/97               $15,399         $14,636     $10,629
12/31/97               $15,721         $14,816     $10,617
1/31/98                $15,683         $15,232     $10,636
2/28/98                $16,717         $16,265     $10,657
3/31/98                $17,608         $16,954     $10,678
4/30/98                $17,618         $17,122     $10,697
5/31/98                $16,992         $16,910     $10,717
6/30/98                $16,764         $17,314     $10,730
7/31/98                $16,793         $17,288     $10,742
8/31/98                $14,375         $14,985     $10,755




THE HISTORICAL DATA SHOWN PERTAIN ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT ITS PERFORMANCE. SEE THE PROSPECTUS FOR DETAILS.
*Performance figures represent the change in value of an investment over the period shown and include all sales charges, assuming reinvestment of distributions at net asset value. Past performance is not predictive of future results.
**Source: Morgan Stanley Capital International. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
***Source: Bureau of Labor Statistics (8/31/98).

Past performance is not predictive of future results.

14

PAGE
CLASS II
Periods ended 8/31/98

                                                                            SINCE
                                                                          INCEPTION
                                                 1-YEAR        3-YEAR      (5/1/95)
------------------------------------------------------------------------------------
Cumulative Total Return(1)                       -8.51%        33.51%        45.25%
Average Annual Total Return(2)                  -10.33%         9.74%        11.49%
Value of $10,000 Investment(3)                   $8,967       $13,217       $14,375

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include sales charges.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

                                                                              15

PAGE
TEMPLETON WORLD FUND



Class I

If you had invested $10,000 in Templeton World Fund - Class I at inception, it would be worth more than $181,000 today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on January 17, 1978 (inception), with income dividends and capital gains reinvested as shown through August 31, 1998.*

                     [TEMPLETON WORLD FUND - CLASS I GRAPH]


The following logarithmic chart illustrates the growth of a $10,000 investment in Templeton World Fund's Class I shares from the Fund's inception on 1/17/78 through 8/31/98.

   Templeton World


                  Principal +    Principal +     Total Value          Principal       Income          Cap Gains
                   Dividends      Cap Gains
         1/17/78     $9,425         $9,425          $9,425               $9,425              $0               $0
           12/78    $11,395        $11,405         $11,452              $11,348             $47              $57
           12/79    $14,406        $14,388         $14,675              $14,119            $287             $269
           12/80    $17,349        $16,973         $17,734              $16,588            $761             $385
           12/81    $17,785        $17,405         $18,837              $16,352          $1,432           $1,052
           12/82    $21,080        $20,021         $22,487              $18,615          $2,466           $1,407
           12/83    $27,121        $26,233         $30,130              $23,223          $3,897           $3,009
           12/84    $26,241        $27,017         $31,561              $21,697          $4,544           $5,320
           12/85    $33,383        $34,640         $41,519              $26,503          $6,879           $8,136
           12/86    $36,327        $40,184         $48,726              $27,785          $8,542          $12,399
           12/87    $33,237        $41,021         $50,394              $23,864          $9,372          $17,157
           12/88    $38,712        $48,297         $60,317              $26,692         $12,020          $21,605
           12/89    $46,883        $57,755         $73,950              $30,688         $16,195          $27,067
           12/90    $38,148        $47,435         $62,190              $23,393         $14,755          $24,042
           12/91    $46,167        $61,438         $80,706              $26,899         $19,268          $34,539
           12/92    $44,660        $63,289         $83,330              $24,618         $20,041          $38,670
           12/93    $55,556        $85,391         $111,333             $29,614         $25,942          $55,777
           12/94    $52,040        $86,978         $112,307             $26,711         $25,330          $60,267
           12/95    $57,767        $106,848        $136,510             $28,106         $29,662          $78,743
           12/96    $68,294        $128,697        $165,794             $31,197         $37,097          $97,500
           12/97    $73,648        $155,737        $197,679             $31,706         $41,942         $124,031
         8/31/98    $67,650        $143,052        $181,579             $29,123         $38,526         $113,929




*Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class I shares implemented a Rule 12b-1 plan, which will affect subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The historical data shown above pertain only to Class I shares of the Fund. The Fund offers another share class, subject to different fees and expenses, which will affect performance. Please see the prospectus for more details.

Past performance is not predictive of future results.

16

PAGE

TEMPLETON WORLD FUND
Financial Highlights

                                                                                     CLASS I
                                                        ------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                        ------------------------------------------------------------------
                                                           1998          1997          1996          1995          1994
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..................        $19.66        $16.21        $16.76        $17.06        $15.94
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............................           .42           .45           .41           .33           .26
 Net realized and unrealized gains (losses).........         (1.59)         4.47          1.29          1.11          2.50
                                                        ------------------------------------------------------------------
Total from investment operations....................         (1.17)         4.92          1.70          1.44          2.76
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income..............................          (.44)         (.43)         (.37)         (.28)         (.26)
 Net realized gains.................................         (2.60)        (1.04)        (1.88)        (1.46)        (1.38)
                                                        ------------------------------------------------------------------
Total distributions.................................         (3.04)        (1.47)        (2.25)        (1.74)        (1.64)
                                                        ------------------------------------------------------------------
Net asset value, end of year........................        $15.45        $19.66        $16.21        $16.76        $17.06
                                                        ------------------------------------------------------------------
                                                        ------------------------------------------------------------------
Total Return*.......................................       (7.80)%        32.70%        11.73%         9.87%        18.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).....................    $7,852,041    $8,649,994    $6,483,146    $5,868,967    $5,421,691
Ratios to average net assets:
 Expenses...........................................         1.04%         1.03%         1.03%         1.05%         1.04%
 Net investment income..............................         2.34%         2.58%         2.66%         2.18%         1.67%
Portfolio turnover rate.............................        43.36%        39.16%        22.05%        34.05%        30.77%

*Total return does not reflect sales commissions.
                                                                              17

PAGE
TEMPLETON WORLD FUND
Financial Highlights (continued)

                                                                                   CLASS II
                                                                -----------------------------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                                -----------------------------------------------
                                                                  1998          1997         1996        1995+
                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $19.39        $16.04       $16.71      $15.36
                                                                -----------------------------------------------
Income from investment operations:
 Net investment income......................................         .33           .34          .45         .03
 Net realized and unrealized gains (losses).................       (1.61)         4.39         1.11        1.32
                                                                -----------------------------------------------
Total from investment operations............................       (1.28)         4.73         1.56        1.35
                                                                -----------------------------------------------
Less distributions from:
 Net investment income......................................        (.35)         (.34)        (.35)         --
 Net realized gains.........................................       (2.60)        (1.04)       (1.88)         --
                                                                -----------------------------------------------
Total distributions.........................................       (2.95)        (1.38)       (2.23)         --
                                                                -----------------------------------------------
Net asset value, end of year................................      $15.16        $19.39       $16.04      $16.71
                                                                -----------------------------------------------
                                                                -----------------------------------------------
Total Return*...............................................     (8.51)%        31.61%       10.88%       8.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $325,319      $207,679      $58,619      $7,623
Ratios to average net assets:
 Expenses...................................................       1.80%         1.83%        1.84%       1.82%**
 Net investment income......................................       1.66%         1.92%        2.14%       1.37%**
Portfolio turnover..........................................      43.36%        39.16%       22.05%      34.05%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to August 31, 1995.

                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 71.7%
AEROSPACE & MILITARY TECHNOLOGY 1.1%
Raytheon Co., A.............................................  United States         2,066,100     $   92,587,106
                                                                                                  --------------
APPLIANCES & HOUSEHOLD DURABLES
Guangdong Kelon Electrical Holdings Ltd., H.................      China               268,700            135,231
                                                                                                  --------------
AUTOMOBILES 6.0%
Autoliv Inc., ADR...........................................      Sweden            2,731,900         84,102,110
Fiat SpA, di Risp...........................................      Italy            10,000,000         18,177,124
Ford Motor Co. .............................................  United States         3,063,400        134,789,600
General Motors Corp. .......................................  United States         1,800,000        103,950,000
Volkswagen AG...............................................     Germany              589,600         43,463,567
Volvo AB, B.................................................      Sweden            3,840,500        105,885,229
                                                                                                  --------------
                                                                                                     490,367,630
                                                                                                  --------------
BANKING 6.5%
Banco Popular Espanol SA, Reg S.............................      Spain               527,376         35,530,490
Bangkok Bank Public Co. Ltd., fgn. .........................     Thailand          17,828,000         12,551,933
Banque Nationale de Paris BNP...............................      France              739,106         50,511,830
Credit Suisse Group, Reg D..................................   Switzerland             11,530          2,020,919
Deutsche Bank AG............................................     Germany              869,800         56,622,081
Development Bank of Singapore Ltd., fgn. ...................    Singapore           1,793,000          6,208,868
HSBC Holdings Plc. .........................................    Hong Kong           6,057,261        128,583,523
National Australia Cap Sec Plc. ............................    Australia           2,164,653         58,716,213
National Bank of Canada.....................................      Canada            2,982,000         38,701,275
National Westminster Bank Plc. .............................  United Kingdom        7,889,875        139,779,429
*Shinhan Bank Co. Ltd.......................................   South Korea            807,667          1,895,820
                                                                                                  --------------
                                                                                                     531,122,381
                                                                                                  --------------
BROADCASTING & PUBLISHING .2%
*Scholastic Corp. ..........................................  United States           337,900         13,093,625
South China Morning Post Ltd. ..............................    Hong Kong          19,038,700          6,264,993
                                                                                                  --------------
                                                                                                      19,358,618
                                                                                                  --------------
BUILDING MATERIALS & COMPONENTS .9%
Anglian Group Plc. .........................................  United Kingdom           41,200            132,460
Caradon Plc. ...............................................  United Kingdom       10,191,987         23,637,204
Cemex SA....................................................      Mexico           10,917,000         21,900,797
Gujarat Ambuja Cements Ltd. ................................      India             2,224,500          9,464,065
Gujarat Ambuja Cements Ltd., GDR, Reg S.....................      India               576,000          2,116,800
Gujarat Ambuja Cements Ltd., GDR, 144A......................      India               647,000          2,377,725
Owens Corning Capital LLC...................................  United States           275,000          9,642,187
Pioneer International Ltd. .................................    Australia             322,014            589,671
                                                                                                  --------------
                                                                                                      69,860,909
                                                                                                  --------------

                                                                              19

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
BUSINESS & PUBLIC SERVICES 2.0%
Columbia HCA Healthcare Corp. ..............................  United States         2,094,700     $   47,261,669
*Humana Inc. ...............................................  United States           739,600          9,614,800
*Waste Management Inc. .....................................  United States         2,372,925        104,705,316
                                                                                                  --------------
                                                                                                     161,581,785
                                                                                                  --------------
CHEMICALS 1.8%
Beijing Yanhua Petrochemical Company Limited, ADR...........      China               390,960          1,026,270
Cookson Group Plc. .........................................  United Kingdom       12,603,302         32,922,774
DSM NV......................................................   Netherlands            476,608         41,959,610
Eastman Chemical Co. .......................................  United States           838,400         43,230,000
Imperial Chemical Industries Plc. ..........................  United Kingdom        1,442,000         15,864,197
Kemira OY...................................................     Finland              549,600          4,628,857
Shanghai Petrochemical Co. Ltd., H..........................      China           103,092,000          5,520,980
                                                                                                  --------------
                                                                                                     145,152,688
                                                                                                  --------------
DATA PROCESSING & REPRODUCTION .7%
International Business Machines Corp. ......................  United States           300,000         33,787,500
*Intuit Inc. ...............................................  United States           354,600         12,122,887
*Quantum Corp. .............................................  United States         1,024,560         11,718,405
                                                                                                  --------------
                                                                                                      57,628,792
                                                                                                  --------------
ELECTRICAL & ELECTRONICS 2.0%
ABB AB, A...................................................      Sweden            2,048,000         22,788,472
Alcatel Alsthom Cie Generale O'Electricite SA...............      France              247,255         42,087,738
Ametek Inc. ................................................  United States           236,200          4,605,900
General Electric Co. Plc....................................  United Kingdom        7,707,500         50,528,077
Philips Electronics NV......................................   Netherlands            625,460         40,795,311
                                                                                                  --------------
                                                                                                     160,805,498
                                                                                                  --------------
ELECTRONIC COMPONENTS & INSTRUMENTS .1%
Harman International Industries Inc. .......................  United States           282,600          9,908,663
                                                                                                  --------------
ENERGY SOURCES 3.9%
Norsk Hydro AS..............................................      Norway              345,333         12,449,831
Occidental Petroleum Corp. .................................  United States           834,800         15,443,800
Perez Companc SA, Reg B.....................................    Argentina           2,410,800          9,548,678
*Petron Corporation.........................................   Philippines         49,928,000          3,020,758
Rao Gazprom, ADR, Reg S.....................................      Russia              689,251          4,652,444
Repsol SA...................................................      Spain               900,000         40,563,550
Societe Elf Aquitaine SA....................................      France              809,000         82,679,526
Transportadora de Gas del Sur SA, B, ADR....................    Argentina           1,400,000         13,300,000
Valero Energy Corp., new....................................  United States         1,899,550         33,954,456
YPF Sociedad Anonima, D.....................................    Argentina           1,400,000         31,366,273
YPF Sociedad Anonima, D, ADR................................    Argentina           3,314,100         73,324,463
                                                                                                  --------------
                                                                                                     320,303,779
                                                                                                  --------------

 20

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FINANCIAL SERVICES 4.6%
Axa-UAP.....................................................      France              920,663     $  110,604,184
Ing Groep NV................................................   Netherlands          1,480,356         87,182,595
*Ing Groep NV, trading coupon...............................   Netherlands          1,480,356            967,042
Lend Lease Corp. Ltd. ......................................    Australia           1,407,707         26,623,738
Merrill Lynch & Co. Inc. ...................................  United States            75,200          4,963,200
Morgan Stanley Dean Witter & Co. ...........................  United States         2,289,772        132,949,887
Paribas.....................................................      France              138,800         12,071,607
                                                                                                  --------------
                                                                                                     375,362,253
                                                                                                  --------------
FOOD & HOUSEHOLD PRODUCTS 2.1%
Archer Daniels Midland Co. .................................  United States         5,727,442         85,911,635
Hillsdown Holdings Plc. ....................................  United Kingdom       15,923,076         37,728,617
IBP Inc. ...................................................  United States         2,500,000         41,406,250
McBride Plc. ...............................................  United Kingdom        2,561,600          7,227,676
                                                                                                  --------------
                                                                                                     172,274,178
                                                                                                  --------------
FOREST PRODUCTS & PAPER 3.2%
Aracruz Celulose SA, ADR....................................      Brazil            1,607,700         10,148,606
Assidomaen AB...............................................      Sweden              800,000         18,495,852
Enso OY, R..................................................     Finland            2,607,500         22,009,550
Fletcher Challenge Ltd. Forestry Division...................   New Zealand         12,598,563          4,558,475
Fletcher Challenge Ltd. Forestry Division, fgn. ............   New Zealand            316,421            108,643
Fletcher Challenge Paper Ltd. ..............................   New Zealand          9,189,576          5,693,524
Georgia Pacific Corp. ......................................  United States           915,200         39,239,200
Metsa Serla OY, B...........................................     Finland            2,552,500         19,500,163
Mo Och Domsjoe AB (Modo), B.................................      Sweden            1,200,000         23,589,629
Norske Skogindustrier AS, A.................................      Norway              430,170         11,886,967
St. Joe Company.............................................  United States         1,126,200         22,594,388
Stora Kopparbergs Bergslags AB, A...........................      Sweden              248,000          3,004,834
Stora Kopparbergs Bergslags AB, B...........................      Sweden            1,652,000         20,016,073
Svenska Cellulosa AB (SCA), B...............................      Sweden              719,600         15,302,499
UPM-Kymmene Corporation.....................................     Finland            2,242,290         45,123,645
                                                                                                  --------------
                                                                                                     261,272,048
                                                                                                  --------------
HEALTH & PERSONAL CARE .9%
China Pharmaceutical Enterprise & Inv. Corp. Ltd. ..........      China               578,000             35,802
Ono Pharmaceutical Co. Ltd. ................................      Japan               150,500          3,549,579
Pharmacia & Upjohn Inc. ....................................  United States         1,682,700         69,937,219
                                                                                                  --------------
                                                                                                      73,522,600
                                                                                                  --------------

                                                                              21

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INDUSTRIAL COMPONENTS 1.0%
BTR Plc.....................................................  United Kingdom       29,256,338     $   64,176,899
Goodyear Tire & Rubber Co. .................................  United States           301,400         14,768,600
Sandvik AB, A...............................................      Sweden              121,000          2,468,380
Yamato Kogyo Co. Ltd. ......................................      Japan               272,000          1,791,628
                                                                                                  --------------
                                                                                                      83,205,507
                                                                                                  --------------
INSURANCE 6.6%
Ace Ltd. ...................................................     Bermuda            1,462,400         42,409,600
American Bankers Insurance Group Inc. ......................  United States         1,060,000         54,987,500
American International Group Inc. ..........................  United States           721,200         55,757,775
+Berkley W.R. Corp. ........................................  United States         1,863,100         58,920,538
*Exel Ltd., A...............................................     Bermuda              368,190         24,599,694
Muenchener Rueckversicherungs-Gesellschaft..................     Germany               26,001          6,457,861
*Muenchener Rueckversicherungs-Gesellschaft, 144A...........     Germany                1,040            403,380
*Muenchener Rueckversicherungs-Gesellschaft, wts. ..........     Germany                1,040             43,640
National Mutual Asia Ltd. ..................................    Hong Kong           5,406,000          2,092,861
Partnerre Ltd. .............................................     Bermuda              875,800         35,250,950
+SCOR SA....................................................      France            1,930,533        122,495,749
UNUM Corp. .................................................  United States           343,900         15,131,600
Zuerich Versicherungs-Gesellschaft, Reg D...................   Switzerland            198,480        118,843,725
                                                                                                  --------------
                                                                                                     537,394,873
                                                                                                  --------------
LEISURE & TOURISM .3%
Rank Group Plc. ............................................  United Kingdom        5,522,116         26,261,005
                                                                                                  --------------
MACHINERY & ENGINEERING .5%
+Harnischfeger Industries Inc. .............................  United States         2,434,650         39,106,566
                                                                                                  --------------
MERCHANDISING 1.6%
*Cifra SA de CV.............................................      Mexico            2,018,922          2,187,106
Coles Myer Ltd., A..........................................    Australia           6,969,277         25,524,251
Dairy Farm International Holdings Ltd. .....................    Hong Kong          29,643,409         28,161,239
David Jones Ltd. ...........................................    Australia          13,322,194         11,587,897
Gucci Group NV..............................................   Netherlands            709,700         24,617,719
Li & Fung Ltd. .............................................    Hong Kong           5,688,000          6,679,502
Safeway Plc. ...............................................  United Kingdom        4,360,133         22,742,870
Takashimaya Co. Ltd. .......................................      Japan             1,112,000          7,600,255
                                                                                                  --------------
                                                                                                     129,100,839
                                                                                                  --------------
METALS & MINING 3.8%
Alcan Aluminum Ltd. ........................................      Canada            1,116,887         21,100,281
Anglo American Platinum Corp. Ltd. .........................   South Africa         8,009,072         99,719,974
British Steel Plc. .........................................  United Kingdom       25,213,500         45,281,198
Companhia Siderurgica Nacional CSN, ADR.....................      Brazil              691,280         11,060,480
Elkem AS, A.................................................      Norway              281,400          3,218,893
Ispat International NV, A, Reg D............................   Netherlands          2,756,470         29,804,332

 22

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
METALS & MINING (CONT.)
Pechiney SA, A..............................................      France              587,123     $   19,024,375
Pohang Iron & Steel Co. Ltd. ...............................   South Korea            461,745         18,010,577
Reynolds Metals Co. ........................................  United States           740,752         35,509,799
RGC Ltd. ...................................................    Australia           1,385,581          1,708,695
Titanium Metals.............................................  United States           611,600          7,033,400
Union Miniere NPV...........................................     Belgium              350,000         17,224,788
                                                                                                  --------------
                                                                                                     308,696,792
                                                                                                  --------------
MISC MATERIALS & COMMODITIES .4%
De Beers/Centenary Linked Units, reg. ......................   South Africa         2,654,600         32,101,851
                                                                                                  --------------
MULTI-INDUSTRY 4.9%
Alfa SA de CV, A............................................      Mexico               83,200            187,773
Broken Hill Proprietary Co. Ltd. ...........................    Australia          13,928,455         96,124,823
Cheung Kong Hldgs. Ltd. ....................................    Hong Kong          39,864,000        154,328,189
Elementis Plc. .............................................  United Kingdom       10,342,027         17,144,639
First Pacific Co. Ltd. .....................................    Hong Kong          18,747,244          5,806,197
Hutchison Whampoa Ltd. .....................................    Hong Kong          18,555,000         80,453,208
Jardine Strategic Holdings Ltd. ............................    Hong Kong          14,535,116         17,006,086
*Metro Pacific Corporation MDI..............................   Philippines          1,465,760             21,752
Pacific Dunlop Ltd. ........................................    Australia             584,000          1,017,954
Pilkington Plc. ............................................  United Kingdom        9,574,519         12,505,442
Swire Pacific Ltd., A.......................................    Hong Kong           1,358,100          3,916,990
Swire Pacific Ltd., B.......................................    Hong Kong          27,373,500         12,275,191
Wheelock and Company Ltd. ..................................    Hong Kong           3,517,000          1,849,452
                                                                                                  --------------
                                                                                                     402,637,696
                                                                                                  --------------
REAL ESTATE 4.2%
American Health Properties Inc. ............................  United States           443,400          9,865,650
Carramerica Realty Corp. ...................................  United States           201,900          4,542,750
Crescent Real Estate Equities Co. ..........................  United States         2,258,700         51,950,100
*Fastighets AB Balder.......................................      Sweden               85,820            827,610
Federal Realty Investment Trust.............................  United States           300,000          6,037,500
General Growth Properties...................................  United States           900,000         32,456,250
Highwood Properties Inc. ...................................  United States         1,222,900         31,107,519
Hon Kwok Land Investment Co. Ltd. ..........................    Hong Kong           9,913,700            524,521
Inversiones y Representacion SA.............................    Argentina           6,699,668         16,082,420
Inversiones y Representacion SA, GDR........................    Argentina             620,152         14,728,610
IRT Property Co.............................................  United States           373,600          3,315,700
National Health Investors Inc. .............................  United States         1,080,000         28,620,000
Nationwide Health Properties Inc. ..........................  United States           400,000          8,175,000
New World Development Co. Ltd. .............................    Hong Kong          36,733,151         39,581,094
Post Properties Inc. .......................................  United States             6,600            250,800
Rouse Co. ..................................................  United States         1,660,000         47,725,000

                                                                              23

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE (CONT.)
Summit Properties Inc. .....................................  United States           867,900     $   14,537,325
Union du Credit Bail Immobilier Unibail, Reg D..............      France              300,436         35,635,471
                                                                                                  --------------
                                                                                                     345,963,320
                                                                                                  --------------
RECREATION & OTHER CONSUMER GOODS .8%
Eastman Kodak Co. ..........................................  United States           888,800         69,437,500
                                                                                                  --------------
TELECOMMUNICATIONS 4.4%
Bell Atlantic Corp. ........................................  United States           280,200         12,363,825
Hong Kong Telecommunications Ltd. ..........................    Hong Kong          26,734,998         47,265,456
Nortel Inversora SA, ADR....................................    Argentina             146,490          2,746,687
Northern Telecom, Ltd. .....................................      Canada            2,348,018        112,961,260
++Receipts of Telebras Stock................................      Brazil          147,744,000          7,532,195
Rostelecom, ADR.............................................      Russia              126,400            458,200
Telecom Argentina Stet-France SA (Teco), B, ADR.............    Argentina           2,238,800         50,093,150
Telecom Italia SpA, di Risp.................................      Italy            10,853,750         53,793,896
*Telecomunicacoes de Sao Paulo Celular SA (Telesp)..........      Brazil           36,205,000          1,473,549
Telecomunicacoes de Sao Paulo Celular SA (Telesp), Reg D....      Brazil           36,205,000          3,999,193
Telefonos de Mexico SA (Telmex), L, ADR.....................      Mexico            1,887,151         67,347,701
                                                                                                  --------------
                                                                                                     360,035,112
                                                                                                  --------------
TEXTILES & APPAREL .2%
Dawson International Plc. ..................................  United Kingdom          614,477            174,921
*Fruit of the Loom Inc., A..................................  United States           842,600         18,905,838
Inner Mongolia Erdos Cashmere Products Co. Ltd., B..........      China             3,780,200            567,030
*Yizheng Chemical Fibre Company Ltd., H.....................      China            16,536,000            778,873
                                                                                                  --------------
                                                                                                      20,426,662
                                                                                                  --------------
TRANSPORTATION 1.0%
Air New Zealand Ltd., B.....................................   New Zealand          3,980,000          3,748,110
Peninsular & Oriental Steam Navigation Co. .................  United Kingdom        6,442,515         74,437,538
Stolt Nielsen SA............................................      Norway              157,700          1,655,850
Stolt Nielsen SA, B, ADR....................................      Norway                5,450             54,500
                                                                                                  --------------
                                                                                                      79,895,998
                                                                                                  --------------
UTILITIES ELECTRICAL & GAS 6.0%
BG Plc. ....................................................  United Kingdom       10,898,823         67,434,403
British Energy Ltd. ........................................  United Kingdom        2,284,400         21,861,294
British Energy Ltd., 144A...................................  United Kingdom       11,451,700        109,590,692
Centrais Eletricas Brasileiras SA (Eletrobras), ADR.........      Brazil            1,154,800          8,242,264
*Centrais Geradoras Do Sul Do Brasil SA (Gerasul), ADR......      Brazil              115,480            583,827
*Centrica Plc. .............................................  United Kingdom       12,352,000         19,183,978
Entergy Corp. ..............................................  United States         4,247,300        122,375,331
Guangdong Electric Power Development Co Ltd., B.............      China                38,610             10,812
Hong Kong Electric Holdings Ltd. ...........................    Hong Kong           2,636,500          7,825,259

 24

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                 COUNTRY           SHARES             VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS (CONT.)
Iberdrola SA................................................      Spain             2,461,317     $   36,238,133
Korea Electric Power Corp. .................................   South Korea          4,010,850         51,676,261
National Grid Group Plc. ...................................  United Kingdom        5,020,276         36,295,051
Potomac Electric Power Co. .................................  United States           201,200          4,929,400
Shandong Huaneng Power Development Co. Ltd., ADR............      China             1,000,000          3,625,000
                                                                                                  --------------
                                                                                                     489,871,705
                                                                                                  --------------
TOTAL COMMON STOCKS (COST $5,642,299,670)...................                                       5,865,379,585
                                                                                                  --------------
PREFERRED STOCKS 3.0%
Banco Bradesco SA BBD, pfd. ................................      Brazil        8,974,931,227         50,330,993
*Banco Bradesco SA BBD, pfd., rts. .........................      Brazil          217,647,364             24,041
Banco Itau SA, pfd. ........................................      Brazil           22,080,000          9,380,576
Centrais Eletricas Brasileiras SA (Electrobras), ADR,
  pfd. .....................................................      Brazil              297,384          1,503,471
*Centrais Geradoras do Sul do Brasil SA (Gerasul), ADR,
  pfd. .....................................................      Brazil            3,430,645         26,234,859
Cia Energetica de Minas Gerais (Cemig), ADR, pfd. ..........      Brazil                8,566            160,126
Cia Vale do Rio Doce, A, pfd. ..............................      Brazil            1,552,700         20,581,290
Cia Vale do Rio Doce, A, ADR, pfd. .........................      Brazil            1,566,800         20,768,188
Coteminas Cia Tecidos Norte de Minas (CTNM), pfd. ..........      Brazil           93,090,200          9,609,592
Fiat SpA, pfd. .............................................      Italy            17,750,700         32,520,289
Petrobras Distribuidora SA, pfd. ...........................      Brazil        1,728,195,300         16,872,262
Petroleo Brasileiro SA (Petrobras), pfd. ...................      Brazil          179,486,000         18,300,892
++Receipts of Telebras Stock ...............................      Brazil          533,400,000         37,844,252
*Telecomunicacoes de Sao Paulo Celular SA (Telesp), B,
  pfd. .....................................................      Brazil              116,464              6,828
Telecomunicacoes de Sao Paulo Celular SA (Telesp), Reg D,
  pfd. .....................................................      Brazil              116,464             16,526
                                                                                                  --------------
TOTAL PREFERRED STOCKS (COST $430,322,043)..................                                         244,154,185
                                                                                                  --------------
                                                                                 PRINCIPAL
                                                                 COUNTRY          AMOUNT**            VALUE
                                                                 -------          --------            -----
BONDS 19.4%
Asia Pulp & Paper Co. Ltd., cvt., zero coupon, 11/18/12.....    Indonesia      $   96,650,000         10,873,125
Bilboa Vizcaya Investment BV, 144A, 3.50%, 7/12/06..........      Spain             8,765,000         22,043,975
Finaxa SA, cvt., 3.00%, 1/01/07.............................      France          240,900,000FRF      59,653,932
Government of Italy, cvt., 5.00%, 6/28/01...................      Italy           123,095,000        199,260,031
National Grid Group Plc., cvt., 144A, 4.25%, 2/17/08........  United Kingdom       16,000,000GBP      31,263,752
Sony Corp., cvt., 1.40%, 3/31/05............................      Japan         7,300,000,000JPY      71,867,696
Telefonica Europe BV, 144A, 2.00%, 7/15/02..................   Netherlands         23,471,000         31,597,834
U.S. Treasury Bond, 6.375%, 8/15/27.........................  United States       125,000,000        142,382,875
U S Treasury Notes:
  5.12%, 8/31/02............................................  United States        50,000,000         52,157,500
  5.50%, 3/31/03............................................  United States       125,000,000        127,617,250
  5.75%, 4/30/03............................................  United States       125,000,000        128,828,250
  5.50%, 5/31/03............................................  United States       150,000,000        153,140,700
  7.00%, 7/15/06............................................  United States       125,000,000        140,039,125
  5.19%, 10/15/06...........................................  United States        50,000,000         54,502,500
  6.125%, 8/15/07...........................................  United States        75,000,000         80,296,950

                                                                              25

PAGE
TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1998 (CONT.)

                                                                                 PRINCIPAL
                                                                 COUNTRY          AMOUNT**            VALUE
----------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
  5.625%, 5/15/08...........................................  United States    $  100,000,000     $  104,468,800
  6.125%, 11/15/27..........................................  United States       150,000,000        166,359,450
Volkswagen International Finance, cvt., 144A, 3.00%,
  1/24/02...................................................   Netherlands          9,510,000         13,333,971
                                                                                                  --------------
TOTAL BONDS (COST $1,493,865,898)...........................                                       1,589,687,716
                                                                                                  --------------
SHORT TERM INVESTMENTS 6.8%
Fannie Mae, 5.56% to 5.59%, with maturities to 1/15/99......  United States       193,350,000        193,447,425
Federal Farm Credit Bank, 5.50% to 5.53% with maturities to
  11/02/98..................................................  United States       205,982,000        206,003,005
Federal Home Loan Bank, 5.71%, 10/01/98.....................  United States        46,500,000         46,509,626
U.S. Treasury Bill, 5.11%, 12/10/98.........................  United States         9,870,000          9,738,127
U.S. Treasury Note, 5.875%, 10/31/98........................  United States       100,000,000        100,125,100
                                                                                                  --------------
TOTAL SHORT TERM INVESTMENTS (COST $555,740,000)............                                         555,823,283
                                                                                                  --------------
TOTAL INVESTMENTS (COST $8,122,227,611) 100.9%..............                                       8,255,044,769
OTHER ASSETS, LESS LIABILITIES (.9%)........................                                         (77,685,154)
                                                                                                  --------------
TOTAL NET ASSETS 100.0%.....................................                                      $8,177,359,615
                                                                                                  --------------
                                                                                                  --------------

CURRENCY ABBREVIATIONS:

FRF  -- French Franc
GBP  -- British Pound
JPY  -- Japanese Yen

*Non-income producing.
**Securities traded in U.S dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at August 31, 1998, were $220,522,853.
++Receipts of Telebras stock represent a basket of twelve new holding companies to be received in conjunction with the "split-up" of Telecomunicacoes Brasileiras SA (Telebras).

                       See Notes to Financial Statements.
26

PAGE

TEMPLETON WORLD FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998

Assets:
 Investments in securities, at value (cost $8,122,227,611)..    $8,255,044,769
 Cash.......................................................           318,257
 Receivables:
  Investment securities sold................................        27,620,227
  Capital shares sold.......................................         6,625,963
  Dividends and interest....................................        54,319,726
                                                                --------------
      Total assets..........................................     8,343,928,942
                                                                --------------
Liabilities:
 Payables:
  Investment securities purchased...........................       107,216,641
  Capital shares redeemed...................................        48,675,332
  To affiliates.............................................         9,077,062
 Accrued liabilities........................................         1,600,292
                                                                --------------
      Total liabilities.....................................       166,569,327
                                                                --------------
Net assets, at value........................................    $8,177,359,615
                                                                --------------
                                                                --------------
Net assets consist of:
 Undistributed net investment income........................    $  174,852,694
 Net unrealized appreciation................................       132,817,158
 Accumulated net realized gain..............................       728,584,089
 Capital shares.............................................     7,141,105,674
                                                                --------------
Net assets, at value........................................    $8,177,359,615
                                                                --------------
                                                                --------------
CLASS I:
 Net asset value per share ($7,852,040,498 / 508,278,820
  shares outstanding).......................................            $15.45
                                                                --------------
                                                                --------------
 Maximum offering price per share ($15.45 / 94.25%).........            $16.39
                                                                --------------
                                                                --------------
CLASS II:
 Net asset value per share ($325,319,117 / 21,466,033 shares
  outstanding)*.............................................            $15.16
                                                                --------------
                                                                --------------
 Maximum offering price per share ($15.16 / 99.00%).........            $15.31
                                                                --------------
                                                                --------------

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              27

PAGE

TEMPLETON WORLD FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1998

Investment Income:
 (net of foreign taxes of $18,092,332)
 Dividends..................................................    $209,411,381
 Interest...................................................     109,644,880
                                                                ------------
      Total investment income...............................                       $   319,056,261
Expenses:
 Management fees (Note 3)...................................      57,704,400
 Administrative fees (Note 3)...............................       7,286,511
 Distribution fees (Note 3)
  Class I...................................................      21,510,541
  Class II..................................................       3,095,431
 Transfer agent fees (Note 3)...............................       6,144,679
 Custodian fees.............................................       1,954,668
 Reports to shareholders....................................       1,435,000
 Registration and filing fees...............................         685,000
 Professional fees..........................................          74,000
 Directors' fees and expenses...............................          79,000
 Other......................................................         169,166
                                                                ------------
      Total expenses........................................                           100,138,396
                                                                                   ---------------
            Net investment income...........................                           218,917,865
                                                                                   ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     970,088,016
  Foreign currency transactions.............................      (4,098,325)
                                                                ------------
      Net realized gain.....................................                           965,989,691
      Net unrealized depreciation on investments............                        (1,892,989,415)
                                                                                   ---------------
Net realized and unrealized loss............................                          (926,999,724)
                                                                                   ---------------
Net decrease in net assets resulting from operations........                       $  (708,081,859)
                                                                                   ---------------
                                                                                   ---------------

                       See Notes to Financial Statements.
 28

PAGE

TEMPLETON WORLD FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1998 AND 1997

                                                                     1998                  1997
                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   218,917,865       $  197,482,420
  Net realized gain from investments and foreign currency
    transactions............................................        965,989,691        1,070,814,751
  Net unrealized appreciation (depreciation) on
    investments.............................................     (1,892,989,415)         862,081,294
                                                                ------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (708,081,859)       2,130,378,465
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................       (200,201,253)        (173,704,228)
   Class II.................................................         (4,448,539)          (1,366,380)
  Net realized gains:
   Class I..................................................     (1,180,370,911)        (420,453,674)
   Class II.................................................        (33,385,853)          (4,340,189)
 Capital share transactions (Note 2):
   Class I..................................................      1,252,291,503          658,499,802
   Class II.................................................        193,883,707          126,894,283
                                                                ------------------------------------
    Net increase (decrease) in net assets...................       (680,313,205)       2,315,908,079
Net assets:
 Beginning of year..........................................      8,857,672,820        6,541,764,741
                                                                ------------------------------------
 End of year................................................    $ 8,177,359,615       $8,857,672,820
                                                                ------------------------------------
                                                                ------------------------------------
Undistributed net investment income included in net assets:
 End of year................................................    $   174,852,694       $  160,584,621
                                                                ------------------------------------
                                                                ------------------------------------

                       See Notes to Financial Statements.
                                                                              29

PAGE

TEMPLETON WORLD FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton World Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in the equity and debt securities of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

 30

PAGE
TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At August 31, 1998, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 1.2 billion shares have been classified as Fund shares as follows: 800 million Class I shares and 400 million Class II shares. Transactions in the Fund's shares were as follows:

                                                                              YEAR ENDED AUGUST 31,
                                                       --------------------------------------------------------------------
                                                                    1998                                   1997
                                                       --------------------------------------------------------------------
                                                          SHARES           AMOUNT                SHARES          AMOUNT
                                                       --------------------------------------------------------------------
CLASS I SHARES:
Shares sold..........................................   120,413,437    $ 2,177,193,072          50,518,371    $ 908,100,346
Shares issued on reinvestment of distributions.......    69,173,107      1,243,610,702          33,921,940      537,536,364
Shares redeemed......................................  (121,253,126)    (2,168,512,271)        (44,339,505)    (787,136,908)
                                                       --------------------------------------------------------------------
Net increase.........................................    68,333,418    $ 1,252,291,503          40,100,806    $ 658,499,802
                                                       --------------------------------------------------------------------
                                                       --------------------------------------------------------------------

                                                                              31

PAGE
TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                               YEAR ENDED AUGUST 31,
                                                           --------------------------------------------------------------
                                                                      1998                               1997
                                                           --------------------------------------------------------------
                                                             SHARES         AMOUNT              SHARES          AMOUNT
                                                           --------------------------------------------------------------
CLASS II SHARES:
Shares sold..............................................  13,583,157    $242,883,205           7,233,238    $130,727,138
Shares issued on reinvestment of distributions...........   1,794,638      31,767,645             301,031       4,729,632
Shares redeemed..........................................  (4,622,432)    (80,767,143)           (479,002)     (8,562,487)
                                                           --------------------------------------------------------------
Net increase.............................................  10,755,363    $193,883,707           7,055,267    $126,894,283
                                                           --------------------------------------------------------------
                                                           --------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1998, there were no unreimbursed costs. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the year of $2,520,423 and $208,313, respectively.

Legal fees of $27,782 were paid to a law firm in which a partner is an officer of the Fund.

 32

PAGE
TEMPLETON WORLD FUND
Notes to Financial Statements (continued)

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At August 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation....................................  $ 1,264,487,186
Unrealized depreciation....................................   (1,131,670,028)
                                                             ---------------
Net unrealized appreciation................................  $   132,817,158
                                                             ---------------
                                                             ---------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1998 aggregated $4,687,412,299 and $3,466,804,419, respectively.

                                                                              33

PAGE

TEMPLETON WORLD FUND
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON WORLD FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton World Fund series of Templeton Funds, Inc. as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton World Fund series of Templeton Funds, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           [McGladrey & Pullen, LLP]

New York, New York
September 29, 1998

 34

PAGE

TEMPLETON WORLD FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended August 31, 1998:

28% Rate Gain...............................................    $ 40,470,338
20% Rate Gain...............................................     910,993,310
                                                                ------------
Total.......................................................    $951,463,648
                                                                ============

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 13.84% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 1998.

                                                                              35

PAGE

                      This page intentionally left blank.

PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*These funds are now closed to new accounts, with the exception of retirement plan accounts.
**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
+Portfolio of insured municipal securities.
++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           09/98

PAGE
PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES AGENT
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus of Templeton World Fund, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

102 A98 10/98                      [RECYCLING SYMBOL]  Printed on recycled paper






                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

PROXY                                                                    PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                        TEMPLETON GROWTH AND INCOME FUND
                                  JULY 13, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints Barbara J. Green, James R. Baio and Bruce S. Rosenberg, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Growth and Income Fund (the "Growth and Income Fund") that the undersigned is entitled to vote at the Growth and Income Fund's Special Meeting to be held at 500 East Broward Boulevard, Fort Lauderdale, FL 33394-3091 at 10:00 a.m., Eastern time on July 13, 1999, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                                          NOTE: Please sign exactly as your name
                                          on the proxy. If signing for estates,
                                          trusts or corporations, title or
                                          capacity should be stated. If shares
                                          are held jointly, each holder must
                                          sign.


                                          -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Signature

                                          -------------------------------------
                                          Date

                            (Please see reverse side)


PAGE



                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TEMPLETON GLOBAL INVESTMENT TRUST, ON BEHALF OF ITS SERIES, TEMPLETON GROWTH AND INCOME FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE TEMPLETON GROWTH AND INCOME FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH TEMPLETON FUNDS, INC. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL 1.


                                                           FOR      AGAINST     ABSTAIN
1. To approve an Agreement and Plan of Reorganization       []        []          []
   between Templeton Global Investment Trust, on behalf
   of its series, Templeton Growth and Income Fund
   ("Growth and Income Fund") and Templeton Funds,
   Inc., on behalf of its series Templeton World Fund
   ("World Fund"), that provides for the acquisition
   of substantially all of the assets of Growth and
   Income Fund in exchange for Class A and Class C
   shares of World FUnd, the distribution of such shares
   to the shareholders of Growth and Income Fund,and
   the dissolution of Growth and Income Fund.


                                                          GRANT    WITHHOLD
2. To grant the proxyholders the authority to vote          []        []
   upon any other burisness that may legally come
   before the Special Meeting or any adjuournment
   thereof.



              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.









STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                              TEMPLETON FUNDS, INC.
                                  ON BEHALF OF
                              TEMPLETON WORLD FUND
                               DATED JUNE 3, 1999


Acquisition of the Assets of the
TEMPLETON GROWTH AND INCOME FUND


By and in exchange for shares of
TEMPLETON WORLD FUND

         This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of the Templeton Growth and Income Fund (the "Growth and Income Fund") to the Templeton World Fund, a series of Templeton Fund, Inc., in exchange for Class A and Class C shares of the Templeton World Fund.

         This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

                  1. Statement of Additional Information of Templeton World Fund dated January 1, 1999.

                  2. Annual Report to Shareholders of the Growth and Income Fund for the fiscal year ended March 31, 1999.

         This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated June 9, 1999, relating to the above-referenced transaction. Audited financial statement information for Templeton World Fund is contained in that fund's Annual Report to Shareholders dated August 31, 1998, which is enclosed with and considered a part of the Prospectus/Proxy Statement. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN(R) or by writing to either fund at 100 Fountain Parkway, P. O. Box 33030, St. Petersburg, FL 33733-8030.








/bullet/ TL *SA
         410 *SA
         103 *SA
         101 *SA
         FCF *SA1
         FMT *SA1


                         SUPPLEMENT DATED APRIL 1, 1999
                 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

                              TEMPLETON FUNDS, INC.
                        TEMPLETON GLOBAL REAL ESTATE FUND
                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
                           TEMPLETON GROWTH FUND, INC.
                              DATED JANUARY 1, 1999

                         FRANKLIN CUSTODIAN FUNDS, INC.
                             FRANKLIN MANAGED TRUST
                             DATED FEBRUARY 1, 1999

The Statement of Additional Information is amended to add the following category to the section "CDSC waivers" found under "Buying and Selling Shares - Contingent deferred sales charge (CDSC)":

/bullet/ Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

                Please keep this supplement for future reference.








TEMPLETON FUNDS, INC.
TEMPLETON WORLD FUND - TEMPLETON FOREIGN FUND
CLASS A, B & C
STATEMENT OF
ADDITIONAL INFORMATION
                                                  [FRANKLIN TEMPLETON LOGO]
                                                  FRANKLIN(R)TEMPLETON(R)
JANUARY 1, 1999                            100 FOUNTAIN PARKWAY, P.O. BOX 33030
                                ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated January 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with each fund's prospectus.

The audited financial statements and auditor's report in each fund's Annual Report to Shareholders, for the fiscal year ended August 31, 1998, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN(1-800/342-5236).

CONTENTS

Goal and Strategies.........................................      2
Risks.......................................................      6
Officers and Directors......................................     11
Management and Other Services...............................     16
Portfolio Transactions......................................     17
Distributions and Taxes.....................................     18
Organization, Voting Rights and
 Principal Holders..........................................     20
Buying and Selling Shares...................................     21
Pricing Shares..............................................     28
The Underwriter.............................................     28
Performance.................................................     31
Miscellaneous Information...................................     33
Description of Bond Ratings.................................     34

   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

/bullet/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

/bullet/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

/bullet/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                       1

                                                                 TL SAI 01/99

PAGE

GOAL AND STRATEGIES

--------------------------------------------------------------------------------
Each fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.


World Fund tries to achieve its goal by investing in the equity and debt securities of companies and governments located anywhere in the world, including emerging markets. The fund may invest without percentage limitation in domestic or foreign securities.

Foreign Fund tries to achieve its goal by investing in the equity and debt securities of companies and governments outside the U.S., including emerging markets.

Each fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. Each fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. Each may invest any amount of its assets in U.S. government securities. Each may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. Each may invest up to 15% of its total assets in foreign securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% of its total assets in securities with a limited trading market.

Each fund's principal investments are in equity securities, including common and preferred stocks. They also invest in American, European and Global Depositary Receipts. Depending upon current market conditions, each invests a portion of its assets in rated and unrated debt securities.


EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks which are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each fund's net asset value.


Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Each fund may buy debt securities which are rated Caa by Moody's Investors Service, Inc. (Moody's) or CCC by Standard & Poor's Corporation (S&P) or better; or unrated debt that it determines to be of comparable quality. As an operating policy, each fund will not invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's or BBB by S&P).


STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the funds may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured investments") backed by, or representing interests in, the underlying instruments. The cash

                                       2

PAGE

flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

The funds are permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the funds' purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the funds' assets that may be used for borrowing activities.



Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (1940 Act). As a result, each fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the funds' restrictions on investments in illiquid securities.


DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").



REPURCHASE AGREEMENTS Each fund will generally have a portion of its assets in cash or cash equivalents for a variety of reasons including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements with certain banks and broker-dealers. Under a repurchase agreement, the fund agrees to buy a U.S. government security from one of these issuers and then to sell the security back to the issuer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian, securities with an initial value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities. Each fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the board, I.E., banks or broker-dealers that have been determined by the manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.



LOANS OF PORTFOLIO SECURITIES World Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. World Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. World Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. World Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. However, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower fail.



STOCK INDEX FUTURES CONTRACTS Changes in interest rates, securities prices or foreign currency valuations may affect the value of the fund's investments. Although World Fund has the authority to invest up to 20% of its total assets buying and selling stock index futures contracts traded on a recognized stock exchange or board of trade, it does not currently intend to enter into such transactions.


A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the S&P 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500

                                        3

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units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if World Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will gain $2,000 (500 units x gain of $4). If World Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, World Fund will lose $2,000 (500 units x loss of $4).


Parties to an index futures contract must make initial margin deposits to secure performance of the contract, which currently range from 1 1/2% to 5% of the contract amount. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded. There also are requirements to make variation margin deposits as the value of the futures contract fluctuates.


At the time World Fund buys a stock index futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with World Fund's custodian. When selling a stock index futures contract, World Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, World Fund may "cover" its position by owning a portfolio with a volatility substantially similar to that of the index on which the futures contract is based, or holding a call option permitting World Fund to purchase the same futures contract at a price no higher than the price of the contract written by World Fund (or at a higher price if the difference is maintained in liquid assets with World Fund's custodian).

SECURITIES INDEX OPTIONS Although World Fund has the authority to buy and sell put and call options on securities indices in standardized contracts traded on national securities exchanges, boards of trade, or similar entities or quoted on NASDAQ, it does not currently intend to enter into such transactions. An option on a securities index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. The fund may only buy options if the total premiums it paid for such options are 5% or less of its total assets.


World Fund may write call options and put options only if they are "covered." A call option on an index is covered if World Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if World Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian. A put option is also covered if World Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by World Fund in cash or cash equivalents in a segregated account with its custodian.

If an option written by World Fund expires, World Fund will realize a capital gain equal to the premium received at the time the option was written. If an option purchased by World Fund expires unexercised, World Fund will realize a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when World Fund desires.


TEMPORARY INVESTMENTS When each fund's manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, each fund may invest up to 100% of its assets in: (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and (4) repurchase agreements with banks and and broker-dealers.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS Each fund has adopted the following investment policies and restrictions as fundamental


                                        4

PAGE


policies. This means they may only be changed if the change is approved by (i) more than 50% of a fund's outstanding shares or (ii) 67% or more of a fund's shares present at a shareholder meeting if more than 50% of a fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The World Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Although the fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments, as described under "Goal and Strategies - Structured Investments"), rated or unrated, such as convertible bonds and bonds selling at a discount. Under normal market conditions, the fund will invest at least 65% of its total assets in issuers domiciled in at least three different nations (one of which may be the United States). Whenever, in the judgment of the manager, market or economic conditions warrant, the fund may, for temporary defensive purposes, invest without limit in U.S. governement securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal and Strategies - Temporary Investments", and purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest. The fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. The fund may not invest more than 10% of its assets in securities with a limited trading market.

The Foreign Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Although the fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments), rated or unrated, such as convertible bonds and bonds selling at a discount. Whenever, in the judgement of the manager, market or economic conditions warrant, the fund may, for temporary defensive purposes, invest without limit in U.S. Government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal and Strategies - Temporary
Investments", and purchase from banks or broker-dealers Canadian or U.S. Government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest. The fund may purchase sponsored or unsporsored ADRs, EDRs and GDRs. The fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. Government securities. The fund may not invest more than 10% of its assets in securities with a limited trading market.

In addition, each fund may not:


1. Invest in real estate or mortgages on real estate (although each fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts except that World Fund may purchase or sell stock index futures contracts.

2. Purchase or retain securities of any company in which directors or officers of Templeton Funds, Inc. (the Company) or of the funds' manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads (but World Fund may make margin payments in connection with, and purchase and sell, stock index futures contracts and options on securities indices).

5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the funds may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for

                                        5

PAGE


      cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the board of directors may by resolution approve. As an operating policy approved by the board, neither fund will pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of afund. (For purposes of this restriction, collateral arrangements by World Fund with respect to margin for a stock index futures contract are not deemed to be a pledge of assets.)



7. Invest more than 5% of the value of a fund's total assets in securities of issuers which have been in continuous operation less than three years.

8. Invest more than 5% of a fund's total assets in warrants, whether or not listed on the New York Stock Exchange or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by a fund in units or attached to securities are not included in this restriction. This restriction does not apply to options on securities indices.

9. Invest more than 15% of a fund's total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. A fund's position in the latter type of securities may be of such size as to affect adversely their liquidity and marketability and a fund may not be able to dispose of its holdings in these securitiesat the current market price.

10.   Invest more than 25% of a fund's total assets in a single industry.

11. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

12. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the funds, other clients and/or other mutual funds within the Franklin Templeton Group of Funds.)

Each fund may also be subject to investment limitations imposed by foreign jurisdictions in which the fund sell its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security the funds own, the funds may receive stock, real estate, or other investments that the funds would not, or could not, buy. If this happens, the funds intend to sell such investments as soon as practicable while maximizing the return to shareholders. Nothing in the investment policy or investment restrictions (except restrictions 9 and 10) shall be deemed to prohibit either fund from purchasing securities pursuant to subscription rights distributed to either fund by any issuer of securities held at the time in its portfolio (as long as such purchase is not contrary to either fund's status as a diversified investment company under the 1940 Act).

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

RISKS
--------------------------------------------------------------------------------

FOREIGN SECURITIES Each fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The funds, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although each fund may invest up to 15% of its total assets in unlisted foreign securities, including up to 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do


                                       6

PAGE


not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.


In addition, many countries in which the funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.


Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the funds' shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of

                                       7

PAGE

securities held by the funds due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.


There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the funds to lose their registration through fraud, negligence or even mere oversight. While each fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the funds from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a funds if a potential purchaser is deemed unsuitable, which may expose the fund to potential loss on the investment.

CURRENCY Each fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.


Each fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a fund's portfolio securities are denominated may have a detrimental impact on that fund. Through the flexible policy of the funds, Global Advisor endeavors to avoid unfavorable consequences and to take advantage

                                       8

PAGE

of favorable developments in particular nations where from time to time it places the investments of either fund.


The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets.


Franklin Resources, Inc. has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While the implementation of the euro could have a negative effect on the funds, the funds' manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.


INTEREST RATE To the extent each fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the its portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


LOWER-RATED SECURITIES Bonds rated Caa by Moody's are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. Such securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. Each fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.

The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for each fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of each fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the funds may incur additional expenses to seek recovery.

                                       9

PAGE

The funds may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, each fund must distribute substantially all of its income to shareholders (see "Distributions and Taxes"). Thus, the funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.


DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Stock index futures contracts and options on securities indices are considered derivative investments. To the extent the World Fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.


Some of the risks involved in stock index futures transactions relate to World Fund's ability to reduce or eliminate its futures positions, which will depend upon the liquidity of the secondary markets for such futures. World Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by World Fund for hedging purposes also depends upon the managers' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when World Fund seeks to close out an option position. If World Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by World Fund, it would not be able to close out the option. If restrictions on exercise were imposed, World Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by World Fund is covered by an option on the same index purchased by World Fund, movements in the index may result in a loss to World Fund; however, such losses may be mitigated by changes in the value of World Fund's securities during the period the option was outstanding.

                                       10

PAGE

OFFICERS AND DIRECTORS
--------------------------------------------------------------------


Templeton Funds, Inc. (the "Company") has a board of directors. The board is responsible for the overall management of the funds, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the Company who are responsible for administering each fund's day-to-day operations. The board also monitors each fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.


The affiliations of the officers and board members and their principal occupations for the past five years are shown below.



                                             POSITION(S)
                                             HELD WITH          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS                       THE COMPANY        DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
 Harris J. Ashton (66)                       Director           Director, RBC Holdings, Inc. (bank holding company)
 191 Clapboard Ridge Road                                       and Bar-S Foods (meat packing company); director
 Greenwich, CT 06830                                            or trustee, as the case may be, of 49 of the investment
                                                                companies in the Franklin Templeton Group of
                                                                Funds; and FORMERLY, President, Chief Executive Officer
                                                                and Chairman of the Board, General Host
                                                                Corporation (nursery and craft centers).
------------------------------------------------------------------------------------------------------------------------
* Nicholas F. Brady (68)                     Director           Chairman, Templeton Emerging Markets Investment
 The Bullitt House                                              Trust PLC, Templeton Latin Investment Trust
 102 East Dover Street                                          PLC, Darby Overseas Investments, Ltd. and Darby
 Easton, MD 21601                                               Emerging Markets Investments LDC (investment
                                                                firms) (1994-present); Director, Templeton Global
                                                                Strategy Funds, Amerada Hess Corporation (exploration
                                                                and refining of natural gas), Christiana
                                                                Companies, Inc. (operating and investment companies),
                                                                and H.J. Heinz Company (processed foods
                                                                and allied products); director or trustee, as the case
                                                                may be, of 21 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and FORMERLY,
                                                                Secretary of the United States Department of the
                                                                Treasury (1988-1993) and Chairman of the Board,
                                                                Dillon, Read & Co., Inc. (investment banking) prior to
                                                                1988.
------------------------------------------------------------------------------------------------------------------------
 S. Joseph Fortunato (66)                    Director           Member of the law firm of Pitney, Hardin, Kipp &
 Park Avenue at Morris County                                   Szuch; director or trustee, as the case may be, of 51
 P.O. Box 1945                                                  of the investment companies in the Franklin Templeton
 Morristown, NJ 07962-1945                                      Group of Funds.
-------------------------------------------------------------------------------------------------------------------------
 John Wm. Galbraith (77)                     Director           President, Galbraith Properties, Inc. (personal
 360 Central Avenue                                             investment company); Director Emeritus, Gulf West
 Suite 1300                                                     Banks, Inc. (bank holding company) (1995-present);
 St. Petersburg, FL 33701                                       director or trustee, as the case may be, of 20 of the
                                                                investment companies in the Franklin Templeton
                                                                Group of Funds; and FORMERLY, Director, Mercantile
                                                                Bank (1991-1995), Vice Chairman, Templeton, Galbraith
                                                                & Hansberger Ltd. (1986-1992), and Chairman,
                                                                Templeton Funds Management, Inc. (1974-1991).
-------------------------------------------------------------------------------------------------------------------------


                                       11

PAGE


                                             POSITION(S)
                                             HELD WITH          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS                       THE COMPANY        DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
 Andrew H. Hines, Jr. (75)                   Director           Consultant for the Triangle Consulting Group;
 150 Second Avenue N.                                           Executive-in-Residence of Eckerd College (1991-
 St. Petersburg, FL 33701                                       present); director or trustee, as the case may be, of
                                                                22 of the investment companies in the Franklin
                                                                Templeton Group of Funds; and FORMERLY, Chairman
                                                                and Director, Precise Power Corporation (1990-
                                                                1997), Director, Checkers Drive-In Restaurant, Inc.
                                                                (1994-1997), and Chairman of the Board and Chief
                                                                Executive Officer, Florida Progress Corporation (holding
                                                                company in the energy area) (1982-1990) and
                                                                director of various of its subsidiaries.
-------------------------------------------------------------------------------------------------------------------------
* Charles B. Johnson (65)                    Chairman of the    President, Chief Executive Officer and Director, Franklin
 777 Mariners Island Blvd.                   Board and Vice     Resources, Inc.; Chairman of the Board and
 San Mateo, CA 94404                         President          Director, Franklin Advisers, Inc., Franklin Advisory
                                                                Services, Inc., Franklin Investment Advisory
                                                                Services, Inc. and Franklin Templeton Distributors, Inc.;
                                                                Director, Franklin/Templeton Investor Services, Inc.
                                                                and Franklin Templeton Services, Inc.; officer and/or
                                                                director or trustee, as the case may be, of most of the
                                                                other subsidiaries of Franklin Resources, Inc. and of
                                                                50 of the investment companies in the Franklin
                                                                Templeton Group of Funds.
-------------------------------------------------------------------------------------------------------------------------
* Rupert H. Johnson, Jr. (58)                Director and Vice  Executive Vice President and Director, Franklin
 777 Mariners Island Blvd.                   President          Resources, Inc. and Franklin Templeton DIstributors,
 San Mateo, CA 94404                                            Inc.; President and Director, Franklin Advisers, Inc.;
                                                                Senior Vice President and Director, Franklin Advisory
                                                                Services, Inc. and Franklin Investment Advisory
                                                                Services, Inc.; Director, Franklin/Templeton Investor
                                                                Services, Inc.; and officer and/or director or trustee,
                                                                as the case may be, of most of the other subsidiaries
                                                                of Franklin Resources, Inc. and of 53 of the investment
                                                                companies in the Franklin Templeton Group of
                                                                Funds.
-------------------------------------------------------------------------------------------------------------------------
 Betty P. Krahmer (69)                       Director           Director or trustee of various civic associations;
 2201 Kentmere Parkway                                          director or trustee, as the case may be, of 21 of the
 Wilmington, DE 19806                                           investment companies in the Franklin Templeton
                                                                Group of Funds; and FORMERLY, Economic Analyst
                                                                U.S. government.
-------------------------------------------------------------------------------------------------------------------------
 Gordon S. Macklin (70)                      Director           Director, Fund American Enterprises Holdings, Inc..
 8212 Burning Tree Road                                         Martek Biosciences Corporation, MCI WorldCom
 Bethesda, MD 20817                                             (information services), MedImmune, Inc. (biotechnology),
                                                                Spacehab, Inc. (aerospace services) and
                                                                Real 3D (software); director or trustee, as the case
                                                                may be, of 49 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and FORMERLY,
                                                                Chairman, White River Corporation (financial Services) and
                                                                Hambrecht and Quist Group (investment banking), and
                                                                President, National Association of Securities Dealers, Inc.
-------------------------------------------------------------------------------------------------------------------------


                                       12

PAGE


                                             POSITION(S)
                                             HELD WITH          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS                       THE COMPANY        DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
 Fred R. Millsaps (69)                       Director           Manager of personal investments (1978-present);
 2665 N.E. 37th Drive                                           director of various business and nonprofit organizations;
 Fort Lauderdale, FL                                            director or trustee, as the case may be, of 22 of the
 33308                                                          investment companies in the Franklin Templeton
                                                                Group of Funds; and FORMERLY, Chairman and Chief
                                                                Executive Officer, Landmark Banking Corporation
                                                                (1969-1978), Financial Vice President, Florida Power
                                                                and Light (1965-1969), and Vice President, Federal
                                                                Reserve Bank of Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------------------------------
 Mark G. Holowesko (38)                      President          President, Templeton Global Advisors Limited; Chief
 Lyford Cay                                                     Investment Officer, Global Equity Group; Executive
 Nassau, Bahamas                                                Vice President and Director, Templeton Worldwide,
                                                                Inc., officer of 21 of the investment companies in the
                                                                Franklin Templeton Group of Funds; and FORMERLY,
                                                                Investment Administrator, RoyWest Trust Corporation
                                                                (Bahamas) Limited (1984-1985).
-------------------------------------------------------------------------------------------------------------------------
 Harmon E. Burns (53)                        Vice President     Executive Vice President and Director, Franklin
 777 Mariners Island Blvd.                                      Resources, Inc., Franklin Templeton Distributors, Inc.
 San Mateo, CA 94404                                            and Franklin Templeton Services, Inc.; Executive Vice
                                                                President, Franklin Advisers Inc.; Director,
                                                                Franklin/Templeton Investor Services, Inc.; and officer
                                                                and/or director or trustee, as the case may be,
                                                                of most of the other subsidiaries of Franklin
                                                                Resources, Inc. and of 53 of the investment companies
                                                                in the Franklin Templeton Group of Funds.
-------------------------------------------------------------------------------------------------------------------------
 Charles E. Johnson (42)                     Vice President     Senior Vice President and Director, Franklin
 500 East Broward Blvd.                                         Resources, Inc.; Senior Vice President, Franklin
 Fort Lauderdale, FL                                            Templeton Distributors, Inc.; President and Director,
 33394-3091                                                     Templeton Worldwide, Inc.; Chairman and Director,
                                                                Templeton Investment Counsel, Inc.; Vice President,
                                                                Franklin Advisers, Inc.; officer and/or director of some
                                                                of the other subsidiaries of Franklin Resources Inc.;
                                                                and officer and/or director or trustee, as the case may
                                                                be, of 34 of the investment companies in the Franklin
                                                                Templeton Group of Funds.
-------------------------------------------------------------------------------------------------------------------------
 Deborah R. Gatzek (50)                      Vice President     Senior Vice President and General Counsel, Franklin
 777 Mariners Island Blvd.                                      Resources, Inc.; Senior Vice President, Franklin
 San Mateo, CA 94404                                            Templeton Services, Inc. and Franklin Templeton
                                                                Distributors, Inc.; Executive Vice President, Franklin
                                                                Advisers, Inc.; Vice President, Franklin Advisory Services,
                                                                Inc.; Vice President, Chief Legal Officer and
                                                                Chief Operating Officer, Franklin Investment
                                                                Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.
-------------------------------------------------------------------------------------------------------------------------


                                       13

PAGE


                                             POSITION(S)
                                             HELD WITH          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS                       THE COMPANY        DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
 Martin L. Flanagan (38)                     Vice President     Senior Vice President and Chief Financial Officer,
 777 Mariners Island Blvd.                                      Franklin Resources, Inc.; Executive Vice President
 San Mateo, CA 94404                                            and Director, Templeton Worldwide, Inc.; Executive
                                                                Vice President, Chief Operating Officer and Director,
                                                                Templeton Investment Counsel, Inc.; Executive Vice
                                                                President and Chief Financial Officer, Franklin Advisers,
                                                                Inc.; Chief Financial Officer, Franklin Advisory
                                                                Services, Inc.; and Franklin Investment Advisory Services,
                                                                Inc.; President and Director, Franklin Templeton
                                                                Services, Inc.; Senior Vice President and Chief
                                                                Financial Officer, Franklin/Templeton Investor Services,
                                                                Inc.; officer and/or director of some of the other
                                                                subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the
                                                                investment companies in the Franklin Templeton
                                                                Group of Funds.
-------------------------------------------------------------------------------------------------------------------------
 John R. Kay (58)                            Vice President     Vice President and Treasurer, Templeton Worldwide,
 500 East Broward Blvd.                                         Inc.; Assistant Vice President, Franklin Templeton
 Fort Lauderdale, FL                                            Distributors, Inc.; officer of 25 of the investment companies
 33394-3091                                                     in the Franklin Templeton Group of Funds; and FORMERLY,
                                                                Vice President and Controller, Keystone Group,
                                                                Inc.
-------------------------------------------------------------------------------------------------------------------------
 Jeffrey A. Everett (34)                     Vice President     Executive Vice President, Portfolio Management,
 Lyford Cay                                                     Templeton Global Advisors Limited; officer of 2 of the
 Nassau, Bahamas                                                investment companies in the Franklin Templeton
                                                                Group of Funds; and FORMERLY, Investment Officer,
                                                                First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------------------------------------------------
 Elizabeth M. Knoblock (43)                  Vice President-    General Counsel, Secretary and Senior Vice President
 500 East Broward Blvd.                      Compliance         Templeton Investment Counsel, Inc.; Senior Vice
 Fort Lauderdale, FL                                            President, Templeton Global Investors, Inc.; officer of
 33394-3091                                                     21 of the investment companies in the Franklin
                                                                Templeton Group of Funds; and FORMERLY, Vice President
                                                                and Associate General Counsel, Kidder Peabody
                                                                & Co. Inc. (1989-1990), Assistant General Counsel,
                                                                Gruntal & Co., Inc. (1988), Vice President and
                                                                Associate General Counsel, Shearson Lehman Hutton
                                                                Inc. (1988), Vice President and Assistant General
                                                                Counsel, E.F. Hutton & Co. Inc. (1986-1988), and
                                                                Special Counsel of the Division of Investment Management,
                                                                U.S. Securities and Exchange Commission
                                                                (1984-1986).
-------------------------------------------------------------------------------------------------------------------------
 James R. Baio (44)                          Treasurer          Certified Public Accountant; Treasurer, Franklin
 500 East Broward Blvd.                                         Mutual Advisers, Inc.; Senior Vice President, Templeton
 Fort Lauderdale, FL                                            Worldwide, Inc., Templeton Global Investors, Inc. and
 33394-3091                                                     Templeton Funds Trust Company; officer of 22 of the
                                                                investment companies in the Franklin Templeton
                                                                Group of Funds; and FORMERLY, Senior Tax Manager,
                                                                Ernst & Young (certified public accountants) (1977-
                                                                1989).
-------------------------------------------------------------------------------------------------------------------------


                                       14
PAGE


                                             POSITION(S)
                                             HELD WITH          PRINCIPAL OCCUPATION(S)
 NAME, AGE AND ADDRESS                       THE COMPANY        DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
 Barbara J. Green (51)                       Secretary          Senior Vice President, Templeton Worldwide, Inc. and
 500 East Broward Blvd.                                         Templeton Global Investors, Inc.; officer of 21 of the
 Fort Lauderdale, FL                                            investment companies in the Franklin Templeton
 33394-3091                                                     Group of Funds; and FORMERLY, Deputy Director of the
                                                                Division of Investment Management, Executive
                                                                Assistant and Senior Advisor to the Chairman, Counselor
                                                                to the Chairman, Special Counsel and Attorney Fellow,
                                                                U.S. Securities and Exchange Commission (1986-
                                                                1995), Attorney, Rogers & Wells, and Judicial Clerk,
                                                                U.S. District Court (district of Massachusetts).
-------------------------------------------------------------------------------------------------------------------------

*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.




The Company pays noninterested board members and Mr. Brady an annual retainer of $24,000 and a fee of $1,800 per board meeting attended. Board members who serve on the audit committee of the Company and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the funds. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members may also serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Company and by the Franklin Templeton Group of Funds.




                                                                             NUMBER OF BOARDS
                                                         TOTAL FEES           IN THE FRANKLIN
                                   TOTAL FEES         RECEIVED FROM THE     TEMPLETON GROUP OF
                                   RECEIVED          FRANKLIN TEMPLETON       FUNDS ON WHICH
NAME                           FROM THE COMPANY(1)     GROUP OF FUNDS(2)       EACH SERVES(3)
------------------------------ -------------------   --------------------   -------------------
Harris J. Ashton .............     $25,425               $361,157               49
Nicholas F. Brady ............      25,425                140,975               21
S. Joseph Fortunato ..........      25,425                367,835               51
John Wm. Galbraith ...........      25,635                134,425               20
Andrew H. Hines, Jr. .........      26,585                208,075               22
Betty P. Krahmer .............      25,425                141,075               21
Gordon S. Macklin ............      25,425                361,157               49
Fred R. Millsaps .............      26,585                210,075               22

1. For the fiscal year ended August 31, 1998. During the period from September 1, 1997, through February 27, 1998, an annual retainer of $12,500 and fees at the rate of $950 per board meeting attended were in effect.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 168 U.S. based funds or series.


Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In

PAGE

February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each fund's manager is Templeton Global Advisors Limited. The manager is wholly owned by Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for the funds to buy, hold or sell. The manager also selects the brokers who execute the funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the funds, the manager and its officers, directors and employees are covered by fidelity insurance. The manager renders its services to the funds from outside the U.S.


The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Bermuda, Brazil, the British Virgin Islands, Canada, China, Cyprus, France, Germany, Hong Kong, India, Italy, Japan, Korea, Luxembourg, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, United Kingdom and the U.S.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the funds. Similarly, with respect to the funds, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the funds or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' code of ethics.

Under the funds' code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer;
(iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES Each fund pays the manager a fee equal to an annual rate of:


/bullet/ 0.75% of the value of average daily net assets up to and including $200

/bullet/ 0.675% of the value of average daily net assets over $200 million and up to and including $1.3 billion; and

/bullet/ 0.60% of the value of average daily net assets over $1.3 billion.



The fee is computed according to the terms of the management agreement. Each class of each fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the funds paid the following management fees:

                  MANAGEMENT FEES PAID ($)
                  ------------------------
                     1998           1997           1996
---------------   ----------     ----------     ----------
World
 Fund .........   57,704,400     47,200,213     38,564,076
Foreign
 Fund .........   96,508,519     79,502,378     51,600,846

PAGE

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the Company to provide certain administrative services and facilities for the funds. FT Services is wholly owned by Resources and is an affiliate of the funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Company pays FT Services a monthly fee equal to an annual rate of:

/bullet/ 0.15% of the funds' combined average daily net assets up to $200 million;


/bullet/ 0.135% of the funds' combined average daily net assets over $200 million up to $700 million;

/bullet/ 0.10% of the funds' combined average daily net assets over $700 million up to $1.2 billion; and

/bullet/ 0.075% of the funds' combined average daily net assets over $1.2 billion.


During the last three fiscal years ended August 31, the Company paid the following administration fees:


               ADMINISTRATION FEES PAID ($)
-------------- -----------------------------
1998 .........          19,570,686
1997 .........          16,145,466
1996 .........          11,564,072

For the periods prior to October 1, 1996, Templeton Global Investors, Inc. provided administrative services to the Company.


SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the Company's shareholder servicing agent and acts as the Company's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

For its services, Investor Services receives a fixed fee per account. Each fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year may not exceed the per account fee payable by each fund to Investor Services in connection with maintaining shareholder accounts.


CUSTODIAN The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the funds' assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and monitors and furnishes information relevant to the selection of compulsory depositories.


AUDITOR McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017, is the funds' independent auditor. The auditor gives an opinion on the financial statements included in each fund's Annual Report to Shareholders and reviews the Company's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational

PAGE

economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when a fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of a fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


If purchases or sales of securities of a fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a fund.


During the last three fiscal years ended August 31, the funds paid the following brokerage commissions:

                                BROKERAGE COMMISSIONS ($)
                                -------------------------

                     1998           1997           1996
---------------   ----------     ----------     ----------
World
 Fund .........   13,950,298     12,702,676      5,691,000
Foreign
 Fund .........   34,773,217     20,265,126     10,641,000

As of August 31, 1998, World Fund owned securities issued by Merrill Lynch & Co. Inc. and Morgan Stanley Dean Witter & Co. valued in the aggregate at $4,963,200 and $132,949,887, respectively. As of August 31, 1998, Foreign Fund owned securities issued by Deutsche Bank AG valued in the aggregate at $260,391,267. Except as noted, the funds did not own any securities issued by their regular broker dealers as of the end of the fiscal year.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Each fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.


DISTRIBUTIONS OF CAPITAL GAINS Each fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your fund shares. Any net capital gains realized by a fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the respective fund.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the funds. Similarly, foreign exchange losses realized by a fund on the sale of debt instruments are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a

PAGE


fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.


Each fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the fund may elect to pass-through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the year-end statement you receive from a fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS Each fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a fund may designate and distribute to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, a fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires each fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a fund on those shares.


All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you purchase other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investments in Government National Mortgage Association or

PAGE

Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder of World Fund, you should note that 13.84% of the dividends paid by World Fund for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Because Foreign Fund's income is derived primarily from investments in foreign rather than domestic U.S. securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by Foreign Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.


INVESTMENT IN COMPLEX SECURITIES Each fund may invest in complex securities. Such investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gain, accelerate the recognition of income to a fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject a fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

ORGANIZATION, VOTING RIGHTS AND
PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

Each fund is a diversified series of the Company, an open-end management investment company, commonly called a mutual fund. The Company was organized as a Maryland corporation on August 15, 1977, and is registered with the SEC.

World Fund currently offers three classes of shares, Class A, Class B and Class C, and Foreign Fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The funds began offering Class B shares on January 1, 1999. The funds may offer additional classes of shares in the future. The full title of each class is:

/bullet/  Templeton World Fund - Class A

/bullet/  Templeton World Fund - Class B

/bullet/  Templeton World Fund - Class C

/bullet/  Templeton Foreign Fund - Class A

/bullet/  Templeton Foreign Fund - Class B

/bullet/  Templeton Foreign Fund - Class C

/bullet/  Templeton Foreign Fund - Advisor Class

Shares of each class represent proportionate interests in a fund's assets. On matters that affect a fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Company for matters that affect the Company as a whole. Additional series may be offered in the future.

The Company has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Company does not intend to hold annual shareholder meetings. The Company or a series of the Company may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, the Company is required to help you communicate with other shareholders about the removal of a board member. A special meeting may also be called by the board in its discretion.

As of December 14, 1998, the principal shareholders of the Foreign Fund, beneficial or of record

PAGE


were:

NAME AND ADDRESS         SHARE CLASS    PERCENTAGE (%)
----------------------- -------------   ------------------
Franklin Templeton
 Fund Allocator
Moderate Target Fund
1810 Gateway, 3rd Floor
San Mateo, CA
94404-2470 ............    Advisor          6.05

Franklin Templeton
 Fund Allocator
Growth Target Fund
1810 Gateway, 3rd Floor
San Mateo, CA
94404-2470 ............    Advisor          8.40

Franklin Templeton
Trust Company/1/
Trustee for ValuSelect
Franklin Templeton 401K
P.O. Box 2438
Rancho Cordova, CA
95741-2438 ............    Advisor         12.80

Charles Schwab &
Co. Inc.
101 Montgomery Street
San Francisco, CA
94104-4122 ............    Advisor         30.04

1. Franklin Templeton Trust Company is a California corporation and is wholly owned by Franklin Resources, Inc.

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of World Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.


As of December 14, 1998, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each fund and class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

The funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the funds may be required by state law to register as securities dealers.


For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a fund should determine, or have his legal and investment advisors determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

When you buy shares, if you submit a check or a draft that is returned unpaid to a fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.


INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B. The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds /registered trademark/ and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton

PAGE

Funds. You may also combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:


/bullet/ You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

/bullet/ You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

/bullet/ Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

/bullet/ Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with a fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI may also qualify for a retroactive reduction in the sales charge. If you file your LOI with a fund before a change in the fund's sales charges, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.


GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar

PAGE

value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

/bullet/  Was formed at least six months ago,

/bullet/  Has a purpose other than buying fund shares at a discount,

/bullet/  Has more than 10 members,

/bullet/ Can arrange for meetings between our representatives and group members,

/bullet/ Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

/bullet/ Agrees to arrange for payroll deduction or other bulk transmission of investments to a fund, and

/bullet/ Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased a fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.


WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

/bullet/ Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of a fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the funds' Class A shares. This waiver category also applies to Class B and C shares.


/bullet/ Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

/bullet/ Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

/bullet/ Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

          If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

/bullet/ Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

          If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

          If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

/bullet/ Distributions from an existing retirement plan invested in the Franklin Templeton Funds.


WAIVERS FOR CERTAIN INVESTORS. Class A shares may also be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:


/bullet/ Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

/bullet/ Any state or local government or any instrumentality, department, authority or agency thereof that has determined a fund is a legally permissible

PAGE

          investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in a fund is permissible and suitable for you and the effect, if any, of payments by a fund on arbitrage rebate calculations.

/bullet/ Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

/bullet/ Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

/bullet/ Registered securities dealers and their affiliates, for their investment accounts only

/bullet/ Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

/bullet/ Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

/bullet/ Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

/bullet/  Accounts managed by the Franklin Templeton Group

/bullet/ Certain unit investment trusts and their holders reinvesting distributions from the trusts

/bullet/  Group annuity separate accounts offered to retirement plans

/bullet/ Chilean retirement plans that meet the requirements described under "Retirement plans" below


RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the funds, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.


For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

Any retirement plan that does not meet the requirements to buy Class A shares without an initial sales charge and that was a shareholder of a fund on or before February 1, 1995, may buy shares of the fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.


SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the funds' shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.


The funds' Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

                                           SALES
SIZE OF PURCHASE - U.S. DOLLARS          CHARGE (%)
---------------------------------------- --------------
Under $30,000...........................      3.0
$30,000 but less than $50,000...........      2.5
$50,000 but less than $100,000..........      2.0
$100,000 but less than $200,000.........      1.5
$200,000 but less than $400,000.........      1.0
$400,000 or more........................        0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in each fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A

PAGE

shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge may also be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.


For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES    THIS % IS DEDUCTED
WITHIN THIS MANY YEARS AFTER       FROM YOUR PROCEEDS
BUYING THEM                           AS A CDSC
-------------------------------    ------------------
1 Year ........................           4
2 Years .......................           4
3 Years .......................           3
4 Years .......................           3
5 Years .......................           2
6 Years .......................           1
7 Years .......................           0



CDSC WAIVERS. The CDSC for any share class will generally be waived for:


/bullet/  Account fees

/bullet/ Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

/bullet/ Redemptions by a fund when an account falls below the minimum required account size

PAGE

/bullet/  Redemptions following the death of the shareholder or beneficial owner

/bullet/ Redemptions through a systematic withdrawal plan set up before February 1, 1995

/bullet/ Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan


/bullet/ Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect /registered trademark/ (not applicable to class B)

/bullet/ Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only
          IRAs)


/bullet/ Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

/bullet/ Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.


If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, a fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each fund's general policy to initially invest this money in short-term, interest-bearing money market instruments unless it is believed that attractive investment opportunities consistent with the funds' investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by a fund will be automatically reinvested in your account.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. A fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each fund has committed itself to pay in cash (by check) all requests for

PAGE
redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of a fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. The funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to a fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, a fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither a fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with a fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, a fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to a fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, each fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

                                       27
PAGE

PRICING SHARES
--------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of a fund by the number of shares outstanding.

Each fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the funds value those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The funds value over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the funds value them according to the broadest and most representative market as determined by the manager.

World Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option World Fund holds is its last sale price on the relevant exchange before World Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, World Fund values options within the range of the current closing bid and ask prices if World Fund believes the valuation fairly reflects the contract's market value.


Trading in securities on European, Far Eastern and some other securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the funds' NAVs are not calculated. Thus, the calculation of the funds' NAVs does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the funds may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
--------------------------------------------------------------------------------
Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each fund's shares throughout the world except for Hong Kong and other parts of Asia. Templeton Franklin Investment Services (Asia) Limited (Templeton Investment Services) acts as the principal underwriter in Hong Kong and other parts of Asia. The terms of the underwriting agreement between each fund and the foreign underwriter are substantially similar to those of the agreement with Distributors. In addition to the compensation listed in the following tables, each of the underwriters may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below.

                                       28

PAGE

DISTRIBUTORS is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of each fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:

                                                 AMOUNT
                                              RECEIVED IN
                                               CONNECTION
              TOTAL                              WITH
             COMMIS-          AMOUNT          REDEMPTIONS
              SIONS         RETAINED BY           AND
          RECEIVED ($)   DISTRIBUTORS ($)   REPURCHASES ($)
----      ------------   ----------------   ---------------
1998
 World
  Fund      19,623,516       2,520,423          208,313
 Foreign
  Fund      29,806,258          63,246          784,591

1997
 World
  Fund      13,309,479       2,081,327           40,118
 Foreign
  Fund      44,743,259       1,528,144          372,630

1996
 World
  Fund      10,048,765       1,549,642           22,962
 Foreign
  Fund      42,994,326       3,233,516          105,779

Except as noted, Distributors received no other compensation from the funds for acting as underwriter.


TEMPLETON INVESTMENT SERVICES is located at 2701 Shui On Centre, Hong Kong. The table below shows the aggregate underwriting commissions Templeton Investment Services received in connection with the offering of each fund's shares, the net underwriting discounts and commissions Templeton Investment Services retained after allowances to dealers, and the amounts Templeton Investment Services received in connection with redemptions or repurchases of shares for the last three fiscal years ended August 31:

                                                 AMOUNT
                                              RECEIVED IN
                                               CONNECTION
              TOTAL                                WITH
             COMMIS-           AMOUNT          REDEMPTIONS
              SIONS          RETAINED BY            AND
           RECEIVED ($)   DISTRIBUTORS ($)   REPURCHASES ($)
----      -------------- ------------------ ----------------
1998
 World
  Fund       12,399            2,459                0
 Foreign
  Fund        1,229              245                0

1997
 World
  Fund          933              185                0
 Foreign
  Fund        1,568              304                0

1996
 World
  Fund          237               47                0
 Foreign
  Fund            0                0                0


Except as noted, Templeton Investment Services received no other compensation from the funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12b-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, each fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with a fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.


THE CLASS A PLANS. Payments by each fund under the Class A plans may not exceed 0.25% per year of Class A's average daily net assets, payable quarterly. Expenses not reimbursed in any quarter may be reimbursed in future quarters or years. This includes expenses not reimbursed because they exceeded the applicable limit under the plan. As of August 31, 1998, there were no unreimbursed expenses under World Fund's Class A plan. As of August 31, 1998, expenses under Foreign Fund's Class A plan that may be reimbursable in future quarters or years totaled $3,324,768 or 0.31% of Class A's net assets.


                                       29

PAGE


THE CLASS B AND C PLANS. Under the Class B and C plans, each fund pays Distributors up to 0.75% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. Each fund may also pay a servicing fee of up to 0.25% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.


The expenses relating to each of the Class B and C plans are also used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.


THE CLASS A, B AND C PLANS. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.


In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the a fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the Company's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

                                       30

PAGE

For the fiscal year ended August 31, 1998, the amounts paid by each fund pursuant to the plans were:

         WORLD FUND                                CLASS A ($)       CLASS C ($)
------------------------------------------         ----------        -----------
Advertising ..............................          1,174,123             36,314
Printing and mailing pro-
 spectuses other than
 to current share-
 holders .................................            278,492              8,613
Payments to under-
 writers .................................          2,123,158          1,037,310
Payments to broker-
 dealers .................................         17,934,768          2,013,194
Other ....................................                  0                  0
                                                   ----------         ----------
Total ....................................         21,510,541          3,095,431
                                                   ==========         ==========


        FOREIGN FUND                               CLASS A ($)       CLASS C ($)
------------------------------------------         ----------        ----------
Advertising ..............................          1,910,374            188,938
Printing and mailing pro-
 spectuses other than
 to current share-
 holders .................................            570,631             56,436
Payments to under-
 writers .................................          2,153,918          5,958,894
Payments to broker-
 dealers .................................         31,112,950          8,165,955
Other ....................................                  0                  0
                                                   ----------         ----------
Total ....................................         35,747,873         14,370,223
                                                   ==========         ==========

PERFORMANCE
--------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every nonstandardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a fund. The average annual total returns for the indicated periods ended August 31, 1998, were:

                      1 YEAR         5 YEARS       10 YEARS
------------------------------------------------------------------
Class A .......
World Fund.....       -13.11%         10.97%        11.54%
Foreign
Fund ..........       -22.64%          4.50%         9.80%

                       1 YEAR         SINCE INCEPTION (5/1/95)
------------------------------------------------------------------
Class C ............
World Fund .........    -10.33%                11.49%
Foreign
Fund ...............    -20.06%                 2.96%

These figures were calculated according to the SEC formula:

P (1+T)n = ERV

where:


P      =   a hypothetical initial payment of $1,000
T      =   average annual total return
n      =   number of years ERV = ending redeemable value of a hypothetical
           $1,000 payment made at the beginning of each period at the end of each period
ERV    =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 1998, were:

                                       31

PAGE

                   1 YEAR        5 YEARS       10 YEARS
----------------------------------------------------------------
Class A .......
World Fund.....    -13.11%        68.29%        197.95%
Foreign
 Fund .........    -22.64%        24.62%        154.61%


                          1 YEAR         SINCE INCEPTION (5/1/95)
-----------------------------------------------------------------
Class C ............
World Fund .........     -10.33%                43.75%
Foreign
 Fund ..............     -20.06%                10.22%


VOLATILITY Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The funds may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of a fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in a fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare a fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the funds and the manager may also refer to the following information:

/bullet/ The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

/bullet/ The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International /registered trademark/ or a similar financial organization.

/bullet/ The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International /registered trademark/ or a similar financial organization.

/bullet/ The geographic and industry distribution of the funds' portfolios and the funds' top ten holdings.

/bullet/ The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.


/bullet/ To assist investors in understanding the different returns and risk characteristics of various investments, the funds may show historical returns of various investments and published indices (E.G., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE - Index).


/bullet/ The major industries located in various jurisdictions as published by the Morgan Stanley Index.

                                       32

PAGE

/bullet/ Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

/bullet/ Allegorical stories illustrating the importance of persistent long-term investing.

/bullet/ A fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

/bullet/ A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

/bullet/ Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.


/bullet/ Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

-------------------------
* Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.


From time to time, advertisements or information for a fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or information may also compare a fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in a fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that a fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a fund cannot guarantee that these goals will be met.


Each fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $216 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 117 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the funds and their shareholders to be Year 2000 compliant.

                                       33

PAGE

After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF BOND RATINGS
--------------------------------------------------------------------------------
CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                       34

PAGE

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                       35









Annual
Report



                                   MARCH 31, 1999



TEMPLETON GLOBAL
INFRASTRUCTURE FUND

[LOGO (R)]
[Franklin(R) Templeton(R)]


PAGE


[Celebrating Over 50 Years LOGO]



[PHOTO OF MARK G. HOLOWESKO APPEARS HERE]

MARK G. HOLOWESKO, CFA
President
Templeton Global Investment Trust



Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.

PAGE


CONTENTS




Shareholder Letter ...................  1

Performance Summaries ................  5

Financial Highlights &
Statement of Investments .............  8

Financial Statements ................. 13

Notes to Financial
Statements ........................... 16

Independent Auditors' Report ......... 20

Tax Designation ...................... 21


[PYRAMID GRAPHIC]
FUND CATEGORY - GLOBAL
                GROWTH
                GROWTH & INCOME
                INCOME
                TAX-FREE INCOME


SHAREHOLDER LETTER

-------------------------------------------------------------------------------
Your Fund's Goal: Templeton Global Infrastructure Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in the equity and debt securities of U.S. and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of any nation.
-------------------------------------------------------------------------------

Dear Shareholder:

This report covers the fiscal year ended March 31, 1999. During this period, large capitalization (cap) U.S. and European growth stocks in general continued to perform extremely well. In the U.S., technology, pharmaceutical, and financial services stocks helped to power the market to record highs. In Europe, large-cap stocks were boosted by many investors' expectations that the euro's advent would lead to opportunities for large companies to gain market share in new markets. Although many Asian equity markets rebounded, most ended the period below levels of the prior year. Due in large part to slackened demand, global commodity prices, notably that of oil, also fell during the year. Within this environment,





You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.

PAGE


[GEOGRAPHIC DISTRIBUTION*
Based on Total Net Assets
3/31/99 Pie Chart]

[PIE CHART APPEARS HERE]

[THIS CHART SHOWS IN PIE FORMAT THE GEOPGRAPHIC DISTRIBUTION OF TEMPLETON GLOBAL INFRASTRUCTURE FUND, BASED ON TOTAL NET ASSETS AS OF 3/31/99.]


Europe                        39.3%
Latin America                 19.7%
Asia                          18.7%
United States                 14.7%
Canada                         5.7%
Australia & New Zealand        3.1%


*Short-term investments and other net assets represented - 1.2% of total net assets.


Templeton Global Infrastructure Fund - Class A posted a - 11.85% one-year cumulative total return, as shown in the Performance Summary on page 6. The Morgan Stanley Capital International(R) (MSCI) World Index(1) and Goldman Sachs(R) Extended Global Market Index(2), the Fund's benchmarks, returned 13.0% and 11.4%, respectively, for the year ended March 31, 1999.

The Fund's underperformance, relative to its benchmarks, was due in large part to the fact that, although we sold many of our larger-cap stocks at levels well-above our sell targets, the small-cap stocks we purchased as replacements did not perform as well as the expensive stocks we sold. For example, we sold our holdings of several large telecommunications companies, such as Telefonica de Espana; Koninklijke Ptt Nederland NV; Finnish-based Nokia AB, A; and Lucent Technologies, Inc. of the U.S. We used the proceeds of such sales to purchase shares of small-cap companies at what we considered bargain prices. Finding several investment opportunities in Mexico and Hong Kong, we initiated positions in Corporacion Geo SA, B, a builder of low-income housing in Mexico; Cementos de Mexico SA (Cemex SA), a leading global cement company; and Hong Kong Aircraft Engineering Co. Ltd., an aircraft maintenance firm. In our opinion, each of these companies is well-positioned in its industry.



1. Source: Standard and Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Standard and Poor's Micropal. The unmanaged Goldman Sachs Extended Global Market Index is a combination of the Financial Times of London - Actuaries World Index and the International Finance Corporation Investable Composite Index, and tracks equity securities in markets around the world. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2

PAGE


Elsewhere, we initiated positions in building products company Heywood Williams Group PLC and machinery and engineering firm Bullough PLC, both located in the United Kingdom; Arcadis NV, a Netherlands-based engineering company; and Confab Industrial SA, a Brazilian producer of pipe for oil and gas pipelines. Other shares we purchased during the period included India-based Housing Development Finance Corp. Ltd. and French electronics company Alcatel SA.

Looking forward, we are optimistic about prospects for world equity markets and the Fund. During the reporting period, we made investments for the portfolio at what we considered attractive prices, and believe that our value-investing style has the potential to benefit our shareholders in the long term. We intend to maintain an overweighting in commodity-oriented stocks in the near term because, in many cases, they have been trading at low price levels, and we believe they may have significant upside potential. It is easy for value investors to become discouraged during momentum markets, such as the one we have been experiencing, but it is important to remember that we have a distinct investment style - one that has not always been in favor, but has been successful in the past. Although past performance is no guarantee of future results, we will continue to follow our investment style, confident in the long-term potential we believe it offers our shareholders.

There are, of course, special risks involved with global investing related to market, currency, economic, social, political, and other factors. Emerging markets securities involve heightened risks related to the same factors, in addition to those associated

TOP 10 HOLDINGS
3/31/99

[THIS CHART LISTS THE TOP 10 HOLDINGS, INCLUDING INDUSTRY AND COUNTRY, OF TEMPLETON GLOBAL INFRASTRUCTURE FUND, BASED ON TOTAL NET ASSETS AS OF 3/31/99.]


COMPANY,                                % OF TOTAL
INDUSTRY, COUNTRY                       NET ASSETS
-------------------------------------------------
YPF Sociedad Anonima,
ADR,
Energy Sources, Argentina                     2.9%

Mastec Inc.,
Telecommunications, U.S.                      2.8%

Weir Group PLC,
Industrial Components,
United Kingdom                                2.8%

Hong Kong
Telecommunications Ltd.,
Telecommunications,
Hong Kong*                                    2.8%

Svedala Industri, A,
Building Materials
& Components, Sweden                          2.7%

First Tractor Company
Limited, H,
Machinery & Engineering, China                2.5%

Gradall Industries Inc.,
Machinery & Engineering, U.S.                 2.4%

Guangshen Railway Co.
Ltd., H, ADR,
Transportation, China                         2.3%

Hong Kong Electric
Holdings Ltd.,
Utilities Electrical & Gas,
Hong Kong*                                    2.3%

Metra OY, B,
Multi-Industry, Finland                       2.2%


*Hong Kong reverted to the sovereignty of China on July 1, 1997.

                                                                               3

PAGE


with the relatively small size and lesser liquidity of those markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Taiwan's equity market has increased 855% in the last 15 years, but has suffered six declines of more than 20% during that time (3). While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets. These risks and other considerations are discussed in the Fund's prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may give you a better understanding of our investment and management philosophy.

We appreciate your participation in Templeton Global Infrastructure Fund and welcome your comments or suggestions.

Sincerely,

/s/MARK G. HOLOWESKO
---------------------------
Mark G. Holowesko, CFA
President
Templeton Global Investment Trust




/s/TUCKER SCOTT
---------------------------
Tucker Scott
Portfolio Manager
Templeton Global Infrastructure Fund



3. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended March 31, 1999. Market return is measured in U.S. dollars and does not include reinvested dividends.

4

PAGE


PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (4/1/98 - 3/31/99)

CLASS A                         CHANGE                 3/31/99          3/31/98
-------------------------------------------------------------------------------
Net Asset Value                 -$2.37                 $10.12           $12.49

                                DISTRIBUTIONS
                                -----------------------------------------------
Dividend Income                 $0.1100
Long-Term Capital Gain          $0.8150
Short-Term Capital Gain         $0.0250
      TOTAL                     $0.9500


CLASS C                         CHANGE                12/31/98         12/31/97
-------------------------------------------------------------------------------
Net Asset Value                 -$2.36                 $10.01           $12.37

                                DISTRIBUTIONS
                                -----------------------------------------------
Dividend Income                 $0.0447
Long-Term Capital Gain          $0.8150
Short-Term Capital Gain         $0.0250
      TOTAL                     $0.8847

Templeton Global Infrastructure Fund paid distributions derived from long-term capital gains of 68.5 cents ($0.685) per share in May, 1998, and 13.0 cents ($0.13) per share in December, 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).

CLASS A (formerly Class I):
Subject to the maximum 5.75% initial sales charge. From March 14, 1994, through April 15, 1995, fee waivers and expense reimbursements by the Fund's Business Manager increased the Fund's total return. Without these fee waivers and expense reimbursements, total returns for Class A shares would have been lower.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


Past performance is not predictive of future results.

                                                                               5

PAGE


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.



PERFORMANCE



                                                                                                     INCEPTION
CLASS A                                                                  1-YEAR         5-YEAR       (3/14/94)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                              -11.85%         24.58%         24.70%
Average Annual Total Return(2)                                          -16.91%          3.26%          3.25%
Value of $10,000 Investment(3)                                           $8,309        $11,742        $11,753

                                          3/31/95        3/31/96        3/31/97        3/31/98        3/31/99
                                          --------------------------------------------------------------------
One-Year
Total Return(4)                            -5.41%         11.79%         16.22%         15.00%        -11.85%


                                                                                                     INCEPTION
CLASS C                                                                  1-YEAR         5-YEAR       (5/1/95)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                              -12.47%         15.36%         24.45%
Average Annual Total Return(2)                                          -14.11%          4.53%          5.47%
Value of $10,000 Investment(3)                                           $8,589        $11,421        $12,319

                                                                        3/31/97        3/31/98        3/31/99
                                                                        --------------------------------------
One-Year
Total Return(4)                                                          15.48%         14.13%        -12.47%



Past performance is not predictive of future results.

6

PAGE


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indices differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.


CLASS A
Total Return Index Comparison
$10,000 Investment (3/14/94 - 3/31/99)

[THE FOLLOWING LINE GRAPH COMPARES THE PERFORMANCE OF TEMPLETON GLOBAL INFRASTRUCTURE FUND- CLASS A TO THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX AND GOLDMAN SACHS EXTENDED GLOBAL MARKET WORLD INDEX, BASED ON A $10,000 INVESTMENT FROM 3/14/94 TO 3/31/99.]


              TEMPLETON GLOBAL   MSCI WORLD  GOLDMAN SACHS
               INFRASTRUCTURE      INDEX       EGMI WORLD
               FUND - CLASS A*                   INDEX
              ----------------------------------------------
      3/14/94      $9,425         $10,000       $10,000
         3/94      $9,434          $9,760        $9,771
         4/94      $9,491         $10,063       $10,056
         5/94      $9,500         $10,091       $10,096
         6/94      $9,406         $10,065       $10,087
         7/94      $9,632         $10,258       $10,291
         8/94      $9,811         $10,568       $10,623
         9/94      $9,746         $10,293       $10,360
        10/94      $9,868         $10,587       $10,644
        11/94      $9,387         $10,130       $10,173
        12/94      $9,284         $10,230       $10,245
         1/95      $8,924         $10,078       $10,058
         2/95      $8,924         $10,227       $10,140
         3/95      $8,924         $10,722       $10,636
         4/95      $9,199         $11,098       $11,023
         5/95      $9,563         $11,195       $11,095
         6/95      $9,724         $11,194       $11,062
         7/95     $10,379         $11,756       $11,628
         8/95      $9,962         $11,496       $11,367
         9/95     $10,009         $11,833       $11,669
        10/95      $9,354         $11,649       $11,474
        11/95      $9,297         $12,056       $11,860
        12/95      $9,450         $12,411       $12,211
         1/96      $9,897         $12,637       $12,458
         2/96     $10,066         $12,716       $12,518
         3/96      $9,976         $12,931       $12,705
         4/96     $10,572         $13,237       $13,031
         5/96     $10,816         $13,250       $13,029
         6/96     $10,646         $13,320       $13,083
         7/96     $10,257         $12,852       $12,601
         8/96     $10,636         $13,002       $12,760
         9/96     $10,736         $13,514       $13,254
        10/96     $10,616         $13,610       $13,323
        11/96     $11,296         $14,375       $14,039
        12/96     $11,423         $14,148       $13,820
         1/97     $11,996         $14,320       $13,982
         2/97     $11,755         $14,488       $14,160
         3/97     $11,594         $14,204       $13,852
         4/97     $11,755         $14,670       $14,256
         5/97     $12,457         $15,579       $15,198
         6/97     $12,885         $16,358       $15,934
         7/97     $13,628         $17,114       $16,674
         8/97     $13,404         $15,972       $15,612
         9/97     $13,923         $16,841       $16,441
        10/97     $12,467         $15,958       $15,503
        11/97     $12,203         $16,243       $15,723
        12/97     $12,073         $16,443       $15,930
         1/98     $11,817         $16,904       $16,304
         2/98     $12,554         $18,050       $17,426
         3/98     $13,333         $18,815       $18,151
         4/98     $13,312         $19,002       $18,314
         5/98     $12,666         $18,767       $18,019
         6/98     $12,086         $19,215       $18,341
         7/98     $11,927         $19,186       $18,291
         8/98      $9,574         $16,631       $15,689
         9/98      $9,903         $16,928       $16,032
        10/98     $10,892         $18,461       $17,532
        11/98     $11,222         $19,562       $18,567
        12/98     $11,021         $20,521       $19,469
         1/99     $11,021         $20,973       $19,874
         2/99     $10,859         $20,417       $19,344
         3/99     $11,753         $21,271       $20,213






AVERAGE ANNUAL TOTAL RETURN
3/31/99

CLASS A
---------------------------------------
1-Year                          -16.91%
5-Year                            3.26%
Since Inception (3/14/94)         3.25%






CLASS C
Total Return Index Comparison
$10,000 Investment (5/1/95 - 3/31/99)

[THE FOLLOWING LINE GRAPH COMPARES THE PERFORMANCE OF TEMPLETON GLOBAL INFRASTRUCTURE FUND - CLASS C TO THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX AND GOLDMAN SACHS GLOBAL MARKET WORLD INDEX, BASED ON A $10,000 INVESTMENT FROM 5/1/95 TO 3/31/99.]


           TEMPLETON GLOBAL  MSCI       GOLDMAN SACHS
            INFRASTRUCTURE   WORLD        EGMI WORLD
            FUND - CLASS C*    INDEX        INDEX
           --------------------------------------------
    5/1/95       $9,898       $10,000      $10,000
      5/95      $10,290       $10,088      $10,065
      6/95      $10,454       $10,086      $10,036
      7/95      $11,149       $10,593      $10,549
      8/95      $10,699       $10,359      $10,312
      9/95      $10,740       $10,663      $10,587
     10/95      $10,035       $10,497      $10,410
     11/95       $9,963       $10,863      $10,760
     12/95      $10,123       $11,183      $11,078
      1/96      $10,614       $11,387      $11,302
      2/96      $10,785       $11,458      $11,357
      3/96      $10,679       $11,651      $11,526
      4/96      $11,309       $11,927      $11,822
      5/96      $11,574       $11,940      $11,820
      6/96      $11,381       $12,002      $11,869
      7/96      $10,951       $11,581      $11,432
      8/96      $11,370       $11,716      $11,576
      9/96      $11,467       $12,177      $12,024
     10/96      $11,316       $12,264      $12,087
     11/96      $12,047       $12,953      $12,736
     12/96      $12,170       $12,748      $12,537
      1/97      $12,772       $12,904      $12,685
      2/97      $12,514       $13,054      $12,846
      3/97      $12,331       $12,799      $12,567
      4/97      $12,493       $13,219      $12,934
      5/97      $13,241       $14,038      $13,788
      6/97      $13,677       $14,739      $14,455
      7/97      $14,461       $15,421      $15,127
      8/97      $14,211       $14,392      $14,163
      9/97      $14,755       $15,175      $14,915
     10/97      $13,209       $14,379      $14,064
     11/97      $12,915       $14,636      $14,264
     12/97      $12,777       $14,816      $14,452
      1/98      $12,504       $15,232      $14,791
      2/98      $13,266       $16,265      $15,809
      3/98      $14,074       $16,954      $16,467
      4/98      $14,051       $17,122      $16,615
      5/98      $13,369       $16,910      $16,347
      6/98      $12,739       $17,314      $16,639
      7/98      $12,557       $17,288      $16,593
      8/98      $10,075       $14,985      $14,233
      9/98      $10,426       $15,253      $14,545
     10/98      $11,455       $16,635      $15,905
     11/98      $11,782       $17,627      $16,844
     12/98      $11,580       $18,491      $17,663
      1/99      $11,568       $18,898      $18,029
      2/99      $11,396       $18,398      $17,549
      3/99      $12,319       $19,167      $18,338




AVERAGE ANNUAL TOTAL RETURN
3/31/99
---------------------------------------
1-Year                          -14.11%
3-Year                            4.53%
Since Inception (5/1/95)          5.47%



*Source: Standard and Poor's(R) Micropal. MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock market performance.

**Source: Standard and Poor's Micropal. Goldman Sachs EGMI is a combination of the Financial Times of London - Actuaries World Index and the International Finance Corporation Investable Composite Index, and tracks equity securities in markets around the world.

Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

                                                                               7

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Highlights

                                                                                           CLASS A
                                                                 ------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                                 ------------------------------------------------------------
                                                                   1999         1998         1997         1996         1995
                                                                   --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................        $12.49       $11.54       $10.04        $9.43       $10.01
                                                                 ------------------------------------------------------------
Income from investment operations:
 Net investment income.....................................           .16          .12          .17          .04          .07
 Net realized and unrealized gains (losses)................         (1.58)        1.54         1.45         1.03         (.61)
                                                                 ------------------------------------------------------------
Total from investment operations...........................         (1.42)        1.66         1.62         1.07         (.54)
                                                                 ------------------------------------------------------------
Less distributions from:
 Net investment income.....................................          (.11)        (.18)        (.07)        (.05)        (.04)
 Net realized gains........................................          (.77)        (.53)        (.05)        (.41)          --
 In excess of net realized gains...........................          (.07)          --           --           --           --
                                                                 ------------------------------------------------------------
Total distributions........................................          (.95)        (.71)        (.12)        (.46)        (.04)
                                                                 ------------------------------------------------------------
Net asset value, end of year...............................        $10.12       $12.49       $11.54       $10.04        $9.43
                                                                 ============================================================
Total Return*..............................................      (11.85)%       15.00%       16.22%       11.79%      (5.41)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................       $15,647      $28,910      $28,011      $21,590      $18,717
Ratios to average net assets:
 Expenses..................................................         2.17%        1.82%        2.08%        2.32%        1.25%
 Expenses, excluding waiver and payments by affiliate......         2.17%        1.82%        2.08%        2.37%        3.25%
 Net investment income.....................................         1.27%         .89%        1.59%         .40%        1.38%
Portfolio turnover rate....................................        56.24%       27.26%       23.52%       38.22%        3.21%

*Total return does not reflect sales commissions.
 8

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Highlights (continued)

                                                                                  CLASS C
                                                                --------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                                --------------------------------------------
                                                                  1999         1998        1997       1996+
                                                                  -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $12.37      $11.46       $9.99       $9.73
                                                                --------------------------------------------
Income from investment operations:
 Net investment income (loss)...............................         .06         .03         .11        (.02)
 Net realized and unrealized gains (losses).................       (1.53)       1.52        1.43         .73
                                                                --------------------------------------------
Total from investment operations............................       (1.47)       1.55        1.54         .71
                                                                --------------------------------------------
Less distributions from:
 Net investment income......................................        (.05)       (.11)       (.02)       (.04)
 Net realized gains.........................................        (.77)       (.53)       (.05)       (.41)
 In excess of net realized gains............................        (.07)         --          --          --
                                                                --------------------------------------------
Total distributions.........................................        (.89)       (.64)       (.07)       (.45)
                                                                --------------------------------------------
Net asset value, end of year................................      $10.01      $12.37      $11.46       $9.99
                                                                =============================================
Total Return*...............................................    (12.47)%      14.13%      15.48%       7.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................      $2,996      $4,209      $2,844      $1,379
Ratios to average net assets:
 Expenses...................................................       2.81%       2.47%       2.73%       2.97%**
 Net investment income (loss)...............................        .60%        .17%        .98%      (.88)%**
Portfolio turnover rate.....................................      56.24%      27.26%      23.52%      38.22%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to March 31, 1996.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                                   COUNTRY           SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS 99.4%
AEROSPACE & MILITARY TECHNOLOGY .7%
Hong Kong Aircraft Engineering Co. Ltd. ....................      Hong Kong             95,000    $   139,750
                                                                                                  -----------
AUTOMOBILES 1.8%
Autoliv Inc. ...............................................        Sweden               5,700        214,106
Weifu Fuel Injection Co. Ltd., B............................        China              515,000        116,297
                                                                                                  -----------
                                                                                                      330,403
                                                                                                  -----------
BANKING .5%
*Hambrecht & Quist Group Inc. ..............................    United States            3,000        104,063
                                                                                                  -----------
BUILDING MATERIALS & COMPONENTS 9.9%
Anglian Group PLC...........................................    United Kingdom          25,000        113,607
Cementos Diamante SA, ADR, 144A.............................       Colombia             28,500         37,406
Cemex SA....................................................        Mexico              80,000        326,265
Det Danske Traelastkompagni AS..............................       Denmark               4,300        293,558
Heywood Williams Group PLC..................................    United Kingdom          80,000        309,947
Plettac AG..................................................       Germany               2,100        111,544
Svedala Industri, A.........................................        Sweden              28,500        497,355
Williams PLC................................................    United Kingdom          25,000        161,330
                                                                                                  -----------
                                                                                                    1,851,012
                                                                                                  -----------
BUSINESS & PUBLIC SERVICES .5%
*Magellan Health Services Inc. .............................    United States           25,000        104,688
                                                                                                  -----------
CONSTRUCTION & HOUSING 1.1%
Fletcher Challenge Building Ltd., ADR.......................     New Zealand            15,600        205,725
                                                                                                  -----------
DATA PROCESSING & REPRODUCTION 4.0%
*3Com Corp. ................................................    United States           14,000        326,375
*Newbridge Networks Corp. ..................................        Canada              13,400        415,400
                                                                                                  -----------
                                                                                                      741,775
                                                                                                  -----------
ELECTRICAL & ELECTRONICS 5.5%
Alcatel SA..................................................        France               3,500        402,420
Koninklijke Philips Electronics NV..........................     Netherlands             5,000        407,279
Motorola Inc. ..............................................    United States            3,000        219,750
                                                                                                  -----------
                                                                                                    1,029,449
                                                                                                  -----------
ELECTRONIC COMPONENTS & INSTRUMENTS 3.0%
*ADC Telecommunications Inc. ...............................    United States            3,000        143,063
Twentsche Kabel Holding NV..................................     Netherlands            13,500        408,088
                                                                                                  -----------
                                                                                                      551,151
                                                                                                  -----------
ENERGY SOURCES 3.6%
*Ranger Oil Ltd. ...........................................        Canada              31,100        124,400
YPF Sociedad Anonima, ADR...................................      Argentina             17,200        542,875
                                                                                                  -----------
                                                                                                      667,275
                                                                                                  -----------
FINANCIAL SERVICES 1.1%
Housing Development Finance Corp. Ltd. .....................        India                3,685        198,016
                                                                                                  -----------

 10

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER 2.3%
Munksjo AB..................................................        Sweden              39,000    $   270,339
Weyerhaeuser Co. ...........................................    United States            3,000        166,500
                                                                                                  -----------
                                                                                                      436,839
                                                                                                  -----------
HEALTH & PERSONAL CARE 1.8%
*Internatio-Muller NV.......................................     Netherlands            16,000        327,334
                                                                                                  -----------
INDUSTRIAL COMPONENTS 4.1%
*Shaw Group Inc. ...........................................    United States            9,400        131,013
Sylea SA....................................................        France               2,000        101,482
Weir Group PLC..............................................    United Kingdom         132,800        528,447
                                                                                                  -----------
                                                                                                      760,942
                                                                                                  -----------
MACHINERY & ENGINEERING 15.3%
Arcadis NV..................................................     Netherlands            48,000        367,927
Bullough PLC................................................    United Kingdom         250,000        312,772
First Tractor Company Limited, H............................        China            2,414,000        457,908
*Gradall Industries Inc. ...................................    United States           35,000        455,000
IHC Caland NV...............................................     Netherlands             5,000        188,930
Maezawa Kyuso Industries Co. ...............................        Japan               64,000        362,070
Mckechnie Group PLC.........................................    United Kingdom          37,000        260,719
SNC-Lavalin Group Inc., A...................................        Canada              31,800        245,941
VA Technologie AG, Br. .....................................       Austria               2,680        192,840
                                                                                                  -----------
                                                                                                    2,844,107
                                                                                                  -----------
MERCHANDISING 1.9%
Grupo Imsa SA de CV, ADR....................................        Mexico              22,200        351,038
                                                                                                  -----------
METALS & MINING 5.0%
British Steel PLC, ADR......................................    United Kingdom          18,700        377,506
Oregon Steel Mills Inc. ....................................    United States           32,100        335,044
Pohang Iron & Steel Co. Ltd. ...............................     South Korea             3,400        215,439
                                                                                                  -----------
                                                                                                      927,989
                                                                                                  -----------
MULTI-INDUSTRY 2.2%
Metra OY, B.................................................       Finland              20,600        415,883
                                                                                                  -----------
REAL ESTATE 1.8%
*Corporacion Geo SA, B......................................        Mexico             110,000        319,861
Inversiones y Representacion SA, GDR........................      Argentina                400         10,550
                                                                                                  -----------
                                                                                                      330,411
                                                                                                  -----------
TELECOMMUNICATIONS 18.5%
*Cable & Wireless Optus Ltd., 144A..........................      Australia             62,640        145,175
Compania Anonima Nacional Telefonos de Venezuela, ADR.......      Venezuela             11,200        203,700
Hong Kong Telecommunications Ltd. ..........................      Hong Kong            260,000        513,320
*Mastec Inc. ...............................................    United States           23,000        529,000
*Millicom International Cellular SA.........................      Luxembourg             9,100        236,600
Northern Telecom, Ltd. .....................................        Canada               4,500        279,563
SBC Communications Inc. ....................................        Mexico               3,900        226,200

                                                                              11

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
Tele Celular Sul Participacoes SA...........................        Brazil         109,665,900    $   165,618
*Tele Centro Sul Participacoes SA...........................        Brazil          14,665,900         68,412
Tele Sudeste Celular Participacoes SA.......................        Brazil          39,665,900        141,086
Telecom Italia SpA, di Risp.................................        Italy               30,050        178,723
Telefonica de Argentina SA, B, ADR..........................      Argentina             12,600        381,150
Telefonica del Peru SA, B...................................         Peru              115,000        147,719
Telesp Participacoes SA.....................................        Brazil          17,665,900        231,768
                                                                                                  -----------
                                                                                                    3,448,034
                                                                                                  -----------
TRANSPORTATION 7.1%
Air New Zealand Ltd., B.....................................     New Zealand           134,000        232,252
*Fritz Companies Inc. ......................................    United States           33,200        228,250
Guangshen Railway Co. Ltd., H, ADR..........................        China               75,750        426,094
*Osprey Maritime Ltd. ......................................      Singapore            449,500        149,530
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom          20,000        291,221
                                                                                                  -----------
                                                                                                    1,327,347
                                                                                                  -----------
UTILITIES ELECTRICAL & GAS 7.7%
Gener SA, ADR...............................................        Chile                9,800        180,075
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong            139,500        422,125
Iberdrola SA, Br. ..........................................        Spain               23,600        349,565
Korea Electric Power Corp. .................................     South Korea            12,300        296,724
Shandong Huaneng Power Development Co. Ltd., ADR............        China               49,400        185,250
                                                                                                  -----------
                                                                                                    1,433,739
                                                                                                  -----------
TOTAL COMMON STOCKS (COST $19,170,582)......................                                       18,526,970
                                                                                                  -----------
PREFERRED STOCKS (COST $513,077) 1.8%
Confab Industrial SA, pfd. .................................        Brazil             441,000        347,143
                                                                                                  -----------
TOTAL INVESTMENTS (COST $19,683,659) 101.2%.................                                       18,874,113
OTHER ASSETS, LESS LIABILITIES (1.2%).......................                                         (230,525)
                                                                                                  -----------
TOTAL NET ASSETS 100.0%.....................................                                      $18,643,588
                                                                                                  ===========

*Non-income producing.
                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

Assets:
 Investments in securities, at value (cost $19,683,659).....    $18,874,113
 Receivables:
  Investment securities sold................................        541,966
  Dividends and interest....................................        130,664
                                                                -----------
      Total assets..........................................     19,546,743
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        290,394
  Fund shares redeemed......................................         65,451
  To affiliates.............................................         38,593
 Funds advanced by custodian................................        458,654
 Accrued expenses...........................................         50,063
                                                                -----------
      Total liabilities.....................................        903,155
                                                                -----------
Net assets, at value........................................    $18,643,588
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $    93,146
 Net unrealized depreciation................................       (809,546)
 Distributions in excess of net realized gains..............       (119,722)
 Beneficial shares..........................................     19,479,710
                                                                -----------
Net assets, at value........................................    $18,643,588
                                                                ===========
CLASS A:
 Net asset value per share ($15,647,296 / 1,545,966 shares
   outstanding).............................................         $10.12
                                                                ===========
 Maximum offering price per share ($10.12 / 94.25%).........         $10.74
                                                                ===========
CLASS C:
 Net asset value per share ($2,996,292 / 299,209 shares
   outstanding)*............................................         $10.01
                                                                ===========
 Maximum offering price per share ($10.01 / 99.00%).........         $10.11
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

Investment Income:
 (net of foreign taxes of $84,537)
 Dividends..................................................    $826,635
 Interest...................................................      17,452
                                                                --------
      Total investment income...............................                   $   844,087
Expenses:
 Management fees (Note 3)...................................     184,332
 Administrative fees (Note 3)...............................      36,866
 Distribution fees (Note 3)
  Class A...................................................      73,880
  Class C...................................................      34,633
 Transfer agent fees (Note 3)...............................      75,400
 Custodian fees.............................................      23,800
 Reports to shareholders....................................      43,900
 Registration and filing fees...............................      37,100
 Professional fees..........................................      27,700
 Trustees' fees and expenses................................       2,900
 Amortization of organization costs.........................      14,103
 Other......................................................         123
                                                                --------
      Total expenses........................................                       554,737
                                                                               -----------
            Net investment income...........................                       289,350
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     194,995
  Foreign currency transactions.............................     (30,424)
                                                                --------
      Net realized gain.....................................                       164,571
      Net unrealized depreciation on investments............                    (4,807,076)
                                                                               -----------
Net realized and unrealized loss............................                    (4,642,505)
                                                                               -----------
Net decrease in net assets resulting from operations........                   $(4,353,155)
                                                                               ===========

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                    1999              1998
                                                                    ----------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $    289,350       $   273,899
  Net realized gain from investments and foreign currency
    transactions............................................         164,571         3,099,177
  Net unrealized appreciation (depreciation) on
   investments..............................................      (4,807,076)          902,736
                                                                ------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (4,353,155)        4,275,812
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (222,027)         (422,396)
   Class C..................................................         (15,650)          (32,529)
  Net realized gains:
   Class A..................................................      (1,715,884)       (1,282,490)
   Class C..................................................        (276,417)         (182,774)
  In excess of net realized gains:
   Class A..................................................        (101,764)               --
   Class C..................................................         (17,958)               --
 Beneficial share transactions (Note 2):
   Class A..................................................      (7,454,694)       (1,276,300)
   Class C..................................................        (317,636)        1,184,703
                                                                ------------------------------
    Net increase (decrease) in net assets...................     (14,475,185)        2,264,026
Net assets:
 Beginning of year..........................................      33,118,773        30,854,747
                                                                ------------------------------
 End of year................................................    $ 18,643,588       $33,118,773
                                                                ==============================
Undistributed net investment income included in net assets:
 End of year................................................    $     93,146       $    84,488
                                                                ==============================

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Infrastructure Fund (the Fund), is a separate diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in the equity and debt securities of U.S. and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 16

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares; Class A and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C shares, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED MARCH 31,
                                                              -----------------------------------------------------------
                                                                         1999                              1998
                                                              -----------------------------------------------------------
                                                                SHARES         AMOUNT             SHARES        AMOUNT
                                                              -----------------------------------------------------------
CLASS A SHARES:
Shares sold.................................................     375,912    $  3,653,450          608,694    $  7,533,785
Shares issued on reinvestment of distributions..............     176,318       1,945,594          141,485       1,611,708
Shares redeemed.............................................  (1,320,960)    (13,053,738)        (862,774)    (10,421,793)
                                                              -----------------------------------------------------------
Net decrease................................................    (768,730)   $ (7,454,694)        (112,595)   $ (1,276,300)
                                                              ===========================================================

                                                                              17

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                               YEAR ENDED MARCH 31,
                                                              -------------------------------------------------------
                                                                       1999                            1998
                                                              -------------------------------------------------------
                                                               SHARES       AMOUNT             SHARES       AMOUNT
                                                              -------------------------------------------------------
CLASS C SHARES:
Shares sold.................................................    80,830    $   825,531          177,194    $ 2,175,334
Shares issued on reinvestment of distributions..............    26,888        295,561           18,209        205,125
Shares redeemed.............................................  (148,665)    (1,438,728)        (103,342)    (1,195,756)
                                                              -------------------------------------------------------
Net increase (decrease).....................................   (40,947)   $  (317,636)          92,061    $ 1,184,703
                                                              =======================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                       AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively, for costs incurred in marketing the Fund's Class A and Class C shares. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1999 the unreimbursed costs were $1,308,722. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $9,002 and $4,225, respectively.

 18

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (continued)

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At March 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 2,420,188
Unrealized depreciation.....................................   (3,229,734)
                                                              -----------
Net unrealized depreciation.................................  $  (809,546)
                                                              ===========

At March 31, 1999 the Fund has deferred capital and currency losses occurring subsequent to October 31, 1998 of $120,000. For tax purposes, such losses will be reflected in the year ending March 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 aggregated $13,679,147 and $21,937,477, respectively.

6. FUND MERGER

The Fund's Board of Trustees approved a proposal to merge the Fund into Templeton World Fund, subject to shareholder approval. It is anticipated that in June 1999, shareholders will receive a proxy and proxy statement requesting their vote on the proposal.

                                                                              19

PAGE



TEMPLETON GLOBAL INFRASTRUCTURE FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Global Infrastructure Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Infrastructure Fund as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Infrastructure Fund as of March 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           /s/ McGladrey & Pullen, LLP

New York, New York
April 30, 1999

 20

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Global Infrastructure Fund hereby designates $285,369 as a capital gain dividend for the fiscal year ended March 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Global Infrastructure Fund hereby designates 23.38% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 1999.

At March 31, 1999, more than 50% of the Templeton Global Infrastructure Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 2000, shareholders will receive Form 1099-DIV, which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999.

                                                                              21

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
Tax Designation (continued)

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class A and Class C shareholders in May 1999.

                                                                CLASS A                                   CLASS C
                                                 --------------------------------------------------------------------------------
                                                   FOREIGN TAXES        FOREIGN SOURCE       FOREIGN TAXES        FOREIGN SOURCE
                   COUNTRY                       WITHHELD PER SHARE    INCOME PER SHARE    WITHHELD PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina....................................         $ 0.0000             $0.0151              $ 0.0000             $0.0101
Australia....................................           0.0005              0.0059                0.0005              0.0040
Austria......................................           0.0006              0.0016                0.0006              0.0011
Brazil.......................................           0.0111              0.0356                0.0111              0.0237
Canada.......................................           0.0007              0.0023                0.0007              0.0016
Chile........................................           0.0019              0.0029                0.0019              0.0019
China........................................           0.0000              0.0196                0.0000              0.0131
Colombia.....................................           0.0000              0.0012                0.0000              0.0008
Denmark......................................           0.0034              0.0071                0.0034              0.0047
Ecuador......................................           0.0000              0.0035                0.0000              0.0024
Finland......................................           0.0007              0.0019                0.0007              0.0013
Hong Kong....................................           0.0000              0.0126                0.0000              0.0084
Indonesia....................................           0.0001              0.0023                0.0001              0.0015
Italy........................................           0.0005              0.0018                0.0005              0.0012
Japan........................................           0.0006              0.0018                0.0006              0.0012
Luxembourg...................................           0.0000              0.0012                0.0000              0.0008
Mexico.......................................           0.0000              0.0053                0.0000              0.0035
Netherlands..................................           0.0033              0.0090                0.0033              0.0060
New Zealand..................................           0.0015              0.0040                0.0015              0.0027
Pakistan.....................................          (0.0016)             0.0000               (0.0016)             0.0000
Peru.........................................           0.0000              0.0020                0.0000              0.0013
Portugal.....................................           0.0001              0.0001                0.0001              0.0000
Singapore....................................           0.0003              0.0006                0.0003              0.0004
South Korea..................................           0.0013              0.0033                0.0013              0.0022
Spain........................................           0.0020              0.0056                0.0020              0.0037
Sweden.......................................           0.0031              0.0099                0.0031              0.0066
United Kingdom...............................           0.0117              0.0346                0.0117              0.0231
Venezuela....................................           0.0000              0.0035                0.0000              0.0023
                                                 --------------------------------------------------------------------------------
TOTAL........................................         $ 0.0418             $0.1943              $ 0.0418             $0.1296
                                                 ================================================================================

 22

PAGE

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PAGE

                       This page intentionally left blank

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund(1)
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(1)
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund(2)
Franklin Money Fund(2)

TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund(2)

STATE-SPECIFIC
TAX-FREE INCOME
Alabama
Arizona(3)
California(3)
Colorado
Connecticut
Florida(3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(4)
Michigan(4)
Minnesota(4)
Missouri
New Jersey
New York(3)
North Carolina
Ohio(4)
Oregon
Pennsylvania
Tennessee(5)
Texas
Virginia

VARIABLE ANNUITIES(6)
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.


                                                                           04/99

PAGE



ANNUAL REPORT

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the current Templeton Global Infrastructure Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

413 A99 05/99                                          Printed on recycled paper